As filed with the Securities and Exchange Commission on April 23, 2010
Registration Nos. 33-82610; 811-03249

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-4
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

PRE-EFFECTIVE AMENDMENT NO.                                                          (  )
POST-EFFECTIVE AMENDMENT NO.   20                                                 (X)

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT
COMPANY ACT OF 1940

   Amendment No.    34                                                      (X)
(Check appropriate box or boxes)

MAXIM SERIES ACCOUNT
(Exact name of Registrant)
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
(Name of Depositor)
8515 East Orchard Road
Greenwood Village, Colorado  80111
(Address of Depositor's Principal Executive Officers)  (Zip Code)

Depositor's Telephone Number, including Area Code:
(800) 537-2033

Mitchell T. Graye
President and Chief Executive Officer
Great-West Life & Annuity Insurance Company
8515 East Orchard Road
Greenwood Village, Colorado  80111
(Name and Address of Agent for Service)

Copy to:
Ann B. Furman, Esq.
Jorden Burt LLP
1025 Thomas Jefferson Street, N.W., Suite 400 East
Washington, D.C.  20007-5208

It is proposed that this filing will become effective (check appropriate box):

Approximate Date of Proposed Public Offering:  Continuous

Immediately upon filing pursuant to paragraph (b) of Rule 485

X	On May 1, 2010, pursuant to paragraph (b) of Rule 485

60 days after filing pursuant to paragraph (a)(1) of Rule 485

On , pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following:

This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered:  flexible premium deferred variable annuity contracts

Maximum Value Plan
An Individual Flexible Premium Deferred Variable Annuity Contract

Distributed by
GWFS Equities, Inc.

Issued by
Great-West Life & Annuity Insurance Company

Overview
This prospectus describes the Maximum Value Plan—an individual flexible premium deferred variable annuity contract issued by Great-West Life & Annuity Insurance Company (“we,” “us,” or “Great-West”). The Maximum Value Plan provides an annuity insurance contract whose value is based on the investment performance of the Investment Divisions that you select.  When you participate in the Maximum Value Plan you are issued a contract, to which we will refer throughout this prospectus as the “Contract.”

This prospectus presents important information you should read before purchasing the Contract, including a description of the material rights and obligations under the Contract. Your Contract and any endorsements are the formal contractual agreement between you and us.  It is important that you read the Contract and endorsements, which reflect other variations.  Please read this prospectus carefully and retain it on file for future reference. You can find more detailed information about the Contract in the Statement of Additional Information (“SAI”) dated May 1, 2010 , which has been filed with the Securities and Exchange Commission (“SEC”). The SAI is incorporated by reference into this prospectus as a matter of law, which means that it is legally a part of this prospectus.  The SAI’s table of contents may be found on the last page of this prospectus. The SAI, material incorporated by reference, and other information regarding us, may be obtained without charge by contacting Great-West at the above address or phone number, or, by visiting the SEC’s Web site at http://www.sec.gov. This Web site also contains other information about us that has been filed electronically with the SEC.

Who Should Invest
The Contract is designed for investors who are seeking long-term, tax-deferred asset accumulation with a wide range of investment options. The Contract can be used to fund an Individual Retirement Annuity (“Annuity IRA”) or for other long-term investment purposes.

Allocating Your Money
You can allocate your money among 18 Investment Divisions of Maxim Series Account (“Series Account”). Each Investment Division invests all of its assets in one of 19 corresponding mutual funds (“Eligible Funds”).  Each Eligible Fund is offered by one of the following fund families: Maxim Series Fund, Inc. or Fidelity Variable Insurance Products Fund. Following is a list of the Eligible Funds:

Maxim Series Fund, Inc.:

Maxim Money Market Portfolio

Maxim Bond Index Portfolio

Maxim Stock Index Portfolio

Maxim U.S. Government Mortgage Securities Portfolio (formerly Maxim U.S. Government Securities Portfolio)

Maxim Index 600 Portfolio

Maxim Ariel MidCap Value Portfolio

Maxim Small-Cap Growth Portfolio (formerly Maxim Trusco Small-Cap Growth Portfolio)

Maxim I nvesco ADR Portfolio

Maxim T. Rowe Price Equity/Income Portfolio

Maxim Loomis-Sayles Bond Portfolio

Maxim Ariel Small-Cap Value Portfolio

Maxim T. Rowe Price MidCap Growth Portfolio

Maxim Aggressive Profile I Portfolio

Maxim Moderately Aggressive Profile I Portfolio

Maxim Moderate Profile I Portfolio

Maxim Moderately Conservative Profile I Portfolio

Maxim Conservative Profile I Portfolio

Fidelity Variable Insurance Products Fund:

Fidelity VIP Contrafund® Portfolio

You can also select a fixed option, in which case your money will be allocated to a Guaranteed Sub-Account.  Your interest in a fixed option is not considered a security and is not subject to review by the SEC.  Additional information on the Guaranteed Sub-Account is available upon request from Great-West.

Payment Options

The Contract offers a variety of annuity payment options. The annuity payment options you select may be payable on a fixed, variable or a combination basis. Under a variable annuity payment option, annuity payments will continue to reflect the investment performance of the Investment Divisions you select. Payments can be guaranteed for your lifetime, your spouse’s and/or beneficiaries’ lifetime or for a specified period of time, depending on your needs and circumstances.

For more information, please contact:
Great-West Life & Annuity Insurance Company
8515 East Orchard Road
Greenwood Village, Colorado 80111
800-228-8706

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The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus.  Any representation to the contrary is a criminal offense.

The date of this prospectus is May 1, 2010

Table of Contents

Definitions
Fee Tables
Condensed Financial Information
Key Features of the Contract
Great-West Life & Annuity Insurance Company and the Series Account
The Eligible Funds
Application and Initial Contributions
Additional Contributions
Annuity Account Value
Transfers
Market Timing and Excessive Trading
Automatic Custom Transfers
Telephone/Internet Transactions
Cash Withdrawals
Death Benefit
Charges and Deductions
Payment Options
Annuity Payments
Federal Tax Matters
Taxation of Annuities
Assignments or Pledges
Distribution of the Contracts
Voting Rights
Rights Reserved by Great-West
Adding and Discontinuing Investment Divisions
Substitution of Investments
Legal Matters
Legal Proceedings
Available Information
Appendix A:  Condensed Financial Information
Appendix B:  Calculation of the Net Investment Factor

Definitions

Accumulation Period
The period between the Effective Date and the Annuity Commencement Date. During this period, you are contributing money to the Contract.

Accumulation Unit
An accounting measure used to determine your Variable Account Value during the Accumulation Period.

Administrative Offices
The administrative offices of Great-West, located at 8515 East Orchard Road, Greenwood Village, Colorado 80111.

Annuitant
The person named in the application upon whose life the payment of an annuity is based and who will receive annuity payments. Unless you elect otherwise, the Owner will be the Annuitant.

Annuity Commencement Date
The date payments begin under an annuity payment option.

Annuity Account
An account established by us in your name that reflects all of your account activity under the Contract.

Annuity Account Value
The sum of the Variable and Guaranteed Sub-Account Values less any withdrawals, amounts applied to an annuity option, periodic payments, charges deducted under the Contract and any applicable Premium Tax.

Annuity Payment Period
The period beginning on the Annuity Commencement Date during which we make annuity payments.

Annuity Unit
An accounting measure used to determine the amount of each variable annuity payment after the first annuity payment is made.

Automatic Contribution Plan
A plan that allows you to make automatic scheduled Contributions to the Contract. Contributions will be withdrawn from a designated pre-authorized account and automatically credited to your Annuity Account.

Beneficiary
The person(s) you designate to receive any death benefit that may become payable under the Contract.

Contributions
The amounts you invest or deposit into your annuity.

Contingent Owner
The person entitled to all rights and benefits under the Contract when the Owner dies, if there is no Joint Owner, as long as the Annuitant is living.

Effective Date
The date on which the initial Contribution is credited to your Annuity Account.

Eligible Fund
A mutual fund registered under the Investment Company Act of 1940, as amended (the “1940 Act”) in which an Investment Division invests all of its assets.

Guaranteed Account Value
The sum of the values of the Guaranteed Sub-Accounts credited to the Owner under the Annuity Account.

Guaranteed Sub-Account(s)
The sub-division(s) of the Annuity Account to which your account allocations to the fixed-return option are credited.  You receive a fixed rate of return on amounts allocated to a Guaranteed Sub-Account. Your interest in a fixed option is not considered a security and is not subject to review by the SEC.

Individual Retirement Annuity (“Annuity IRA”)
An annuity contract used in a retirement savings program that is intended to satisfy the requirements of Section 408 of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”).

Investment Division
The Series Account is divided into Investment Divisions each of which contains the shares of an Eligible Fund.  There is an Investment Division for each Eligible Fund. You select one or more Investment Divisions to which you allocate your Annuity Account Value, which will reflect the investment performance of the corresponding Eligible Funds.  Investment Divisions may also be referred to as “divisions” or “sub-accounts” in the prospectus, SAI or Series Account financial statements.

Owner (Joint Owner) or you
The person(s) named in the application that is entitled to exercise all rights and privileges under the Contract. Joint Owners must be husband and wife on the date the Contract is issued. The Annuitant will be the Owner unless otherwise indicated in the application. If a Contract is purchased as an Annuity IRA, the Owner and the Annuitant must be the same individual and no Joint Owner may be named.

Premium Tax
A tax charged by a state or other local governmental authority in connection with your Contract.

Request
Any request either written, by telephone, or electronic that is in a form satisfactory to Great-West and received at our Administrative Offices.

Series Account
The segregated investment account established by Great-West as a separate account named the Maxim Series Account to provide the funding options for the Contract.  It is registered as a unit investment trust under the 1940 Act, and consists of the individual Investment Divisions.

Surrender Charge
A charge you pay upon withdrawing all or a portion of your Annuity Account Value.  This charge is assessed as a percentage of the amount withdrawn based on the number of years you have held the Contract.

Surrender Value
The Annuity Account Value less any applicable Surrender Charge on the effective date of the surrender.

Transaction Date
The date on which any Contribution or Request from you will be processed. Contributions and Requests received after the close of the New York Stock Exchange (generally 4:00 p.m. ET) will be deemed to have been received on the next business day. Requests will be processed and the Variable Account Value will be determined on the day that the Contribution or Request is received and the New York Stock Exchange is open for trading. On the day after Thanksgiving, however, you can only submit Requests for transactions by automated voice response unit or by fully automated computer link.

Transfer
When you move your Annuity Account Value between and among the Investment Division(s) and/or the Guaranteed Sub-Account(s).

Valuation Date
A date on which we calculate the value of the Investment Divisions.  This calculation is made as of the close of business of the New York Stock Exchange (generally 4:00 p.m. ET). The day after Thanksgiving is a Valuation Date.

Variable Account Value
The total value of your Variable Sub-Accounts.  This is based on the amounts you have allocated to the Investment Divisions and will reflect the investment performance of the Eligible Funds, less all applicable charges and taxes.

Variable Sub-Accounts
An account we maintain for you that reflects the value credited to you from an Investment Division.

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Fee Tables

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract.  The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender the Contract, or Transfer Annuity Account Value among the Investment Divisions or between the Investment Divisions and the Guaranteed Sub-Account.  State Premium Taxes may also be deducted.

Contract Owner Transaction Expenses

Sales Load Imposed on Purchases (as a percentage of Contributions)	None

Maximum Surrender Charge (as a percentage of amount surrendered)	7%* maximum

Transfer Fee	None

* The Surrender Charge is equal to the percentage of the amount distributed less the “Free Amount” based on the table below.  In no event will the Surrender Charge amount to more than 9% of Contributions.

Contract Years Completed	Surrender Charge
1	7%
2	6%
3	5%
4	4%
5	3%
6	2%
7 or more	0%

For more information about the circumstances in which the “Free Amount” may apply, see “Surrender Charges” on page __ of this prospectus.

The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Eligible Fund fees and expenses.

Annual Contract Maintenance Charge	$27.00

Series Account Annual Expenses (as an annual percentage of Variable Sub-Account(s) value)

Mortality and Expense Risk Charge	1.25%

Account Fees and Expenses	None

Total Series Account Annual Expenses	1.25%

The next item shows the minimum and maximum total operating expenses charged by the Eligible Funds that you may pay periodically during the time that you own the Contract.  More detail concerning each Eligible Fund’s fees and expenses is contained in the prospectus for each Eligible Fund.

	Minimum	Maximum
Total Annual Eligible Fund Operating Expenses (expenses that are deducted from Eligible Fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)	.46%	1. 38%1

THE EXPENSES FOR THE ELIGIBLE FUNDS WERE PROVIDED BY THE ELIGIBLE FUNDS.  WE HAVE NOT INDEPENDENTLY VERIFIED THE ACCURACY OF THE INFORMATION.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts.  These costs include Contract Owner transaction expenses, Contract fees, Series Account annual expenses, and Eligible Fund fees and expenses.

The Example assumes that you invest $10,000 in the Contract for the time periods indicated.  The Example also assumes that your investment has a 5% return each year and assumes the maximum fees and expenses of any of the Eligible Funds.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

(1) If you surrender your Contract at the end of the applicable time period:

1 year	3 years	5 years	10 years
$ 92 6	$ 1,3 90	$ 1,92 9	$ 3,8 91

(2) If you annuitize at the end of the applicable time period:

1 year	3 years	5 years	10 years
$ 28 3	$ 9 1 0	$ 1,62 8	$ 3,89 1

(3) If you do not surrender your Contract:

1 year	3 years	5 years	10 years
$ 28 3	$ 9 1 0	$ 1,62 8	$ 3,89 1

The Example does not show the effect of Premium Taxes.  Premium Taxes (ranging from 0% to 3.5%) are deducted from Annuity Account Value upon full surrender, death or annuitization.  The Example also does not include any of the taxes or penalties you may be required to pay if you surrender your Contract.

The fee table and Example should not be considered a representation of past or future expenses or charges of the Variable Sub-Accounts.  Your actual expenses may be greater or less than those shown.  Similarly, the 5% annual rate of return assumed in the example is not an estimate or a guarantee of future investment performance.  See “Charges and Deductions” on page __ of this prospectus.

1 The expenses shown include fees and expenses incurred indirectly certain Eligible Funds (the Maxim Profile Portfolios) as a result of their investment in shares of one or more acquired funds.  The expenses shown do not reflect any fee waiver or expense reimbursement.  The advisers of certain Eligible Funds have voluntary fee reduction and/or expense reimbursement arrangements that may be terminated at any time. If these arrangements are taken into consideration, the expenses shown would be lower.  Each fee reduction and/or expense reimbursement arrangement is described in the relevant Eligible Fund’s prospectus.

Condensed Financial Information
A table showing selected information concerning Accumulation Units for each Investment Division is attached as Appendix A.  The Accumulation Unit values do not reflect the deduction of certain charges that are subtracted from your Annuity Account Value, such as the annual contract maintenance charge.  The information in the table is also included in the Series Account’s financial statements, which have been audited by Deloitte & Touche LLP, independent registered public accounting firm.  To obtain a fuller picture of each Investment Division’s finances and performance, you should also review the Series Account’s financial statements, which are contained in the SAI.

Key Features of the Contract

Following are some of the key features of the Contract. These topics are discussed in more detail throughout the prospectus, so please be sure to read through it carefully.

How to Invest
You must complete an application and pay by check or through an Automatic Contribution Plan.

The minimum initial Contribution is:

•	$5,000; or

•	$2,000 if an Annuity IRA

The minimum additional Contribution is:

•	$500; or

•	$50 if made via Automatic Contribution Plan

Allocation of Your Contributions
Your initial Contribution and any subsequent Contributions, less any Premium Tax, will be allocated to the Investment Divisions based on the instructions you provide in the application.  You can change your allocation instructions at any time by Request.

Free Look Period
The Contract provides for a “free look” period that allows you to cancel your Contract generally within ten days (30 days for replacement policies) of your receipt of the Contract. You can cancel the Contract during the free look period by delivering or mailing the Contract to our Administrative Offices. The cancellation is not effective unless we receive a notice that is postmarked before the end of the free look period. If the Contract is returned, the Contract will be deemed void and all Contributions, less surrenders and withdrawals, will be refunded to you.

A Wide Range of Investment Choices
The Contract gives you an opportunity to select among 18 different Investment Divisions. Each Investment Division invests in shares of an Eligible Fund. The Eligible Funds cover a wide range of investment objectives.

The investment objectives and policies of each Eligible Fund are fully described in the individual fund prospectuses. You can obtain the prospectus for any Eligible Fund free of charge by contacting Great-West.   If you receive a summary prospectus for an Eligible Fund, please follow the directions on the first page of the summary to obtain a copy of the Eligible Fund prospectus.

The portion of your Annuity Account Value allocated to an Investment Division will vary with the investment performance of the underlying Eligible Fund. You bear the entire investment risk for all amounts invested in the Investment Division(s). Your Annuity Account Value could be less than the total amount of your Contributions.

Charges and Deductions Under the Contract
You pay the following charges under the Contract:

•	An annual contract maintenance charge

•	A mortality and expense risk charge

You may also have to pay:

•	A Surrender Charge (if you withdraw Annuity Account Value within seven years after purchasing the Contract)

•	A Premium Tax (depending on your state of residence)

In addition, you indirectly pay for management fees and other expenses relating to the Eligible Funds when you allocate your money to the corresponding Investment Division.

Making Transfers
You may Transfer among the Investment Divisions and between the Investment Divisions and the Guaranteed Sub-Account(s) as often as you like prior to the Annuity Commencement Date. There are certain restrictions on Transferring from a Guaranteed Sub-Account to the Investment Divisions, which are more fully described in your Contract.

Full and Partial Withdrawals
You may withdraw all or part of your Annuity Account Value before the earliest of the Annuity Commencement Date or the Annuitant's or your death.

Withdrawals may be taxable, and if made prior to age 59½, subject to an additional 10% early withdrawal penalty federal tax.

There is no limit on the number of withdrawals you can make, however, the withdrawals may be subject to a Surrender Charge.

Payment Options
A wide range of annuity payment options is available to provide flexibility in choosing an annuity payment schedule that meets your needs. Payments may be made on a variable, fixed or combination basis. Under a variable payment arrangement, the annuity payments you receive continue to reflect the performance of the Investment Divisions you select.

Death Benefit
The amount of the death benefit, if payable before the Annuity Commencement Date and before the Owner or Annuitant reaches age 75, will be the greater of:

•	the Annuity Account Value on the date of death, less any applicable Premium Tax; or

•	the sum of Contributions paid, less any withdrawals and periodic payments and any applicable Premium Tax.

The amount of death benefit payable before the Annuity Commencement Date, and after the Owner or Annuitant reaches age 75, will be the amount of the Annuity Account Value on the date of death, less any applicable Premium Taxes.

Great-West Life & Annuity Insurance Company and the Series Account

Great-West Life & Annuity Insurance Company
Great-West is a stock life insurance company originally organized under the laws of the State of Kansas as the National Interment Association.  Its name was changed to Ranger National Life Insurance Company in 1963 and to Insuramerica Corporation prior to changing to its current name in 1982. In September of 1990, Great-West re-domesticated and is now organized under the laws of the State of Colorado.  Our offices are located at 8515 East Orchard Road, Greenwood Village, Colorado 80111.

We are authorized to do business in 49 states, the District of Columbia, Puerto Rico, U.S. Virgin Islands and Guam.  We issue individual and group life insurance policies and annuity contracts and accident and health insurance policies.

Great-West is a wholly owned subsidiary of GWL&A Financial, Inc., a Delaware holding company.  GWL&A Financial, Inc. is an indirect wholly-owned subsidiary of Great-West Lifeco Inc., a Canadian holding company. Great-West Lifeco Inc. is a subsidiary of Power Financial Corporation, a Canadian holding company with substantial interests in the financial services industry. Power Financial Corporation is a subsidiary of Power Corporation of Canada, a Canadian holding and management company. Mr. Paul Desmarais, through a group of private holding companies that he controls, has voting control of Power Corporation of Canada.

The Series Account
Great-West originally established the Series Account under Kansas law on June 24, 1981.  The Series Account now exists under Colorado law as a result of our redomestication.  The Series Account consists of the Investment Divisions and is registered with the SEC as a unit investment trust under the 1940 Act. This registration does not involve supervision of the management of the Series Account or Great-West by the SEC.

We do not guarantee the investment performance of the Investment Divisions. The portion of your Annuity Account Value allocated to the Investment Divisions and the amount of variable annuity payments depend on the investment performance of the Eligible Funds. Thus, the Owner bears the full investment risk for all Contributions allocated to the Investment Divisions.

The Series Account and its Investment Divisions are administered and accounted for as part of the general business of Great-West. However, the income, capital gains, or capital losses of each Investment Division are credited to or charged against the assets held in that Investment Division without regard to other income, capital gains or capital losses of any other Investment Division and without regard to any other business Great-West may conduct. Under Colorado law, the assets of the Series Account are not chargeable with liabilities arising out of any other business Great-West may conduct. Nevertheless, all obligations arising under the Contracts are generally corporate obligations of Great-West.

In calculating our corporate income tax liability, we derive certain corporate income tax benefits associated with the investment of company assets, including Series Account assets that are treated as company assets under applicable income tax law.  These benefits, which reduce our overall corporate income tax liability may include dividends received deductions and foreign tax credits which can be material.  We do not pass these benefits through to the Series Account or our other separate accounts, principally because:  (i) the great bulk of the benefits results from the dividends received deduction, which involves no reduction in the dollar amount of dividends that the Series Account receives; and (ii) under applicable income tax law, Owners are not the owners of the assets generating the benefits.

The Series Account currently has 18 Investment Divisions available for allocation of Contributions. Each Investment Division invests in shares of one Eligible Fund.  We may or may not make additional Investment Divisions available to Owners of the Contracts in the future based on our assessment of marketing needs and investment conditions.

Payments We Receive.  Some of the Eligible Funds’ investment advisers or affiliates may compensate us for providing the administrative, recordkeeping and reporting services they would normally be required to provide for individual shareholders or cost savings experienced by the investment advisers or affiliates of the Eligible Funds.  Such compensation is typically a percentage of Series Account assets invested in an Eligible Fund and generally may range up to 0.35% of net assets.  GWFS Equities, Inc. (“GWFS Equities”), a broker-dealer and subsidiary of Great-West and the principal underwriter and distributor of the Contracts, may also receive Rule 12b-1 fees (ranging up to 0.25%) directly from certain Eligible Funds for providing distribution related services related to shares of Eligible Funds offered in connection with a Rule 12b-1 plan.  If GWFS Equities receives 12b-1 fees, combined compensation for administrative and distribution related services generally ranges up to 0.60% annually of Series Account assets invested in a Fund.

If you purchased the Contracts through a broker-dealer or other financial intermediary (such as a bank), the Eligible Funds and their related companies may pay the intermediary for services provided in connection with the sale of Eligible Fund shares under the Contract.  The amount and/or structure of this compensation can possibly create conflict of interest as it may influence the broker-dealer or other intermediary and your salesperson to present this Contract (and/or certain Investment Divisions) over other investment alternatives.  The variations in compensation, however, may also reflect differences in sales effort or ongoing customer services expected of the broker-dealer or other intermediary or your salesperson.  You may ask your salesperson about any variation and how he or she and his or her broker-dealer are compensation for selling the Contract or visit your financial intermediary's Web site for more information.

Payments We Make.  In addition to the direct cash compensation described above for sales of the Contact, Great-West and/or its affiliates may also pay GWFS Equities’ agents additional cash and non-cash incentives to promote the sale of the Contract and other products distributed by GWFS Equities, including the Series Account and its Investment Divisions, which are Eligible Funds under the Contract.  Great-West and/or its affiliates may sponsor various contests and promotions subject to applicable FINRA regulations in which GWFS Equities’ agents may receive prizes such as travel awards, merchandise and cash.  Subject to applicable FINRA regulations, Great-West and/or its affiliates may also pay for travel expenses, meals, lodging and entertainment of salespersons in connection with educational and sales promotional programs and sponsor speakers, educational seminars and charitable events.

Cash incentive payments may vary depending on the arrangement in place at any particular time. Cash incentives payable to GWFS Equities’ agents may be based on certain performance measurements, including a percentage of the net amount invested in certain Eligible Funds through the Contract. These additional payments could be viewed as creating conflicts of interest. In some cases, the payment of incentive-based compensation may create a financial incentive for a GWFS Equities’ agent to recommend or sell the Contract instead of other products or recommend certain Eligible Funds under the Contract over other Eligible Funds, which may not necessarily be to your benefit.

The Eligible Funds

Each Eligible Fund is a separate mutual fund having its own investment objectives and policies. The investment performance of one Eligible Fund has no effect on the investment performance of any other Eligible Fund.

Each Eligible Fund is registered with the SEC as an open-end management investment company or portfolio thereof. The SEC does not supervise the management or the investment practices and policies of any of the Eligible Funds.

Investment advisers that manage publicly available mutual funds with similar names and investment objectives have established some of the Eligible Funds.  While some of the Eligible Funds may be similar to, and may in fact be modeled after publicly available mutual funds, you should understand that the Eligible Funds are not otherwise directly related to any publicly available mutual fund.  Consequently, the investment performance of publicly available mutual funds and any corresponding Eligible Funds may differ substantially.

The following sets forth the investment objective of each Eligible Fund and summarizes its principal investment strategy:

Maxim Series Fund, Inc.

Maxim Money Market Portfolio seeks as high a level of current income as is consistent with the preservation of capital and liquidity. This Eligible Fund invests in short-term securities that are issued or guaranteed by the U.S. government or its agencies or instrumentalities, including U.S. Treasury obligations, backed by the full faith and credit of the U.S. Government, and securities of agencies of the U.S. Government including, but not limited to, the Federal Home Loan Mortgage Corporation, Federal National Mortgage Association and the Federal Home Loan Bank that carry no government guarantees.  This Eligible Fund also invests in high-quality, short-term debt securities.  These securities will have a rating in one of the two highest rating categories for short-term debt obligations by at least one nationally recognized statistical rating organization such as Moody’s Investor Services, Inc. (“Moody’s”) or Standard & Poor’s Corporation (“S&P”) (or unrated securities of comparable quality).  Additionally, this Eligible Fund invests in securities with a weighted average maturity of less than 90 days and in securities which are only denominated in U.S. dollars. Investment in the Maxim Money Market Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation, the U.S. Department of the Treasury’s Temporary Guarantee Program for Money Market Funds or any other government agency. Although the portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in this portfolio.

Maxim Bond Index Portfolio seeks investment results, before fees, that track the total return of the debt securities that comprise the Barclay’s Bond Index (the “Barclay’s Index”).  Under normal circumstances, this Eligible Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in securities of the Barclay’s Index, and a portfolio of securities using a sampling technique designed to give the portfolio the relevant comparable attributes of the Barclay’s Index.  This may be accomplished through a combination of debt securities ownership and owning futures contracts on the Barclay’s Index and options on future contracts.

Maxim Stock Index Portfolio seeks investment results, before fees, that track the total return of the common stocks that comprise Standard & Poor’s (S&P) 500® Index and the S&P Mid-Cap 400® Index, weighted according to their respective pro-rata shares of the market.   The Eligible Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in common stocks of its Benchmark Index.  The Eligible Fund will seek investment results that track the total return of the common stocks that comprise the Benchmark Index by owning the securities contained in each index in as close as possible a proportion of the Eligible Fund as each stock’s weight in the Benchmark Index.  This may be accomplished through ownership of all the stocks in the Benchmark Index and/or through a combination of stock ownership and owning futures contracts on the relevant index and options on futures contracts, and exchange traded funds that seek to track the relevant index.

Maxim U.S. Government Mortgage Securities Portfolio (formerly Maxim U.S. Government Securities Portfolio) seeks the highest level of return consistent with preservation of capital and substantial credit protection.  Under normal circumstances, this Eligible Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in mortgage related securities that have been issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities.  The Eligible Fund may invest in private mortgage pass-through securities and collateralized mortgage obligations (CMOs).  CMOs may be issued by private issuers and collateralized by securities issued or guaranteed by (i) the U.S. Government, (ii) agencies or instrumentalities of the U.S. Government, or (iii) private originators.  The Eligible Fund may also invest up to 20% of its net assets in mortgage dollar rolls transactions.  The Eligible Fund may also invest in commercial mortgage-backed securities, asset-backed securities, and investment grade corporate bonds.  The Eligible Fund focuses on relative value of the security by analyzing the current and expected level of interest rates, and current and historical asset yields versus treasury yields.   The Eligible Fund may invest in mortgage dollar rolls with up to 20% of its net assets.  In a mortgage dollar roll transaction, the Eligible Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar securities (the same type, issuer, term and coupon) on a specified future date from the same party.

Maxim Index 600 Portfolio seeks investment results, before fees, that track the total return of the common stocks that comprise the S&P Small-Cap 600® Stock Index 2    The Eligible Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in common stocks of its Benchmark Index.  The Eligible Fund will seek investment results that track the total return of the common stocks that comprise the Benchmark Index by owning the securities contained in the index in as close as possible a proportion of the Portfolio as each stock’s weight in the Benchmark Index.  This may be accomplished through ownership of all the stocks in the Benchmark Index and/or through a combination of stock ownership and owning futures contracts on the relevant index and options on futures contracts, and exchange traded funds that seek to track the relevant index.

Maxim Ariel MidCap Value Portfolio seeks long-term capital appreciation.  Under normal circumstances, this Eligible Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the securities of issuers classified in the medium/small, medium, or medium/large capitalization quintiles of the Russell 3000® Index at the time of initial purchase and which are believed to be undervalued but demonstrate a strong potential for growth.  This Eligible Fund actively seeks investments in companies that achieve excellence in both financial return and environmental soundness and selecting issuers that take positive steps toward preserving the environment.  This Eligible Fund will not invest in corporations whose primary source of revenue is derived from the production or sale of tobacco products or the manufacture of handguns .

2   Standard & Poor’s®”, “S&P®”, S&P Small-Cap 600 Stock Index, S&P 500 Composite Stock Price Index, S&P Mid-Cap Index, S&P 500/Citigroup Value Index and “S&P 500/Citigroup Growth Index” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Great West Life & Annuity Company.  The Eligible Funds are not sponsored, endorsed, sold or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of using any index.

Maxim Small-Cap Growth Portfolio (formerly Maxim Trusco Small-Cap Growth Portfolio) seeks to achieve long-term capital growth.  Under normal circumstances, this Eligible Fund invests in at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the common stocks of a diversified group of growth companies that are included in the Russell 2000® Index at the time of purchase, or if not included in that index, have market capitalizations of $3 billion or below at the time of purchase.  This Eligible Fund may also invest up to 20% in equity securities of companies with market capitalizations in excess of $3 billion.  This Eligible Fund will identify companies believed to have favorable opportunities for capital appreciation within their industry grouping and invest in these companies when they are determined to be in the developing stages of their life cycle and have demonstrated, or are expected to achieve, long-term earnings growth.  This Eligible Fund invests up to 25% of its total assets in foreign securities; however, securities of Canadian issuers and American Depository Receipts (“ADRs”) are not subject to this 25% limitation.

Maxim Invesco ADR Portfolio seeks a high total return through capital appreciation and current income, while reducing risk through diversification.  Under normal circumstances, this Eligible Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in foreign securities that are issued in the form of American Depositary Receipts (“ADRs”) or foreign stocks that are registered with the SEC and traded in the U.S.  This Eligible Fund can invest up to 20% of its net assets in companies located outside the U.S., including those in emerging markets.  This Eligible Fund will select stocks in the portfolio from approximately 2,200 large and medium-sized capitalization foreign companies, with a minimum market capitalization of $1 billion.  It will analyze potential investments through an investment model which compares current stock price to measures such as book value, historical return on equity, company’s ability to reinvest capital, dividends, and dividend growth.  This Eligible Fund utilizes a global sector based approach to company research.

Maxim T. Rowe Price Equity/Income Portfolio seeks substantial dividend income and also long-term capital appreciation. The Eligible Fund will, under normal circumstances, invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in common stocks, with 65% in the common stocks of well-established companies paying above-average dividends.    The Eligible Fund will emphasize companies with favorable prospects for increasing dividend income and capital appreciation.

The Eligible Fund will invest in companies which have one or more of the following characteristics:  established operating histories; above-average current dividend yields relative to the S&P 500® Index; sound balance sheets and other financial characteristics; low price/earnings ratio relative to the S&P 500® Index; and low stock price relative to a company’s underlying value as measured by assets, cash flow or business franchises.

The Portfolio may invest up to 25% of its total assets in foreign securities.  The Portfolio may also invest in fixed income securities without regard to quality, maturity, or rating, including up to 10% in non-investment grade fixed income securities.

Maxim Loomis-Sayles Bond Portfolio seeks high total investment return through a combination of current income and capital appreciation.  Under normal circumstances, this Eligible Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in fixed income securities.  This Eligible Fund focuses on good relative value based on the credit outlook of the issuer, good structural fit within the objectives and constraints of the Eligible Fund, and maximum total return potential.  This Eligible Fund may also invest up to 20% in preferred stocks and convertible preferred stocks, up to 20% of its total assets in foreign securities; however, securities of Canadian issuers and securities issued by supranational agencies (e.g., the World Bank) are not subject to this 20% limitation, and up to 35% in below investment grade quality (“high yield/high risk” or “junk”) bonds.

Maxim Ariel Small-Cap Value Portfolio seeks long-term capital appreciation.  Under normal circumstances, this Eligible Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the securities of issuers classified in the small  or medium/small capitalization quintiles of the Russell 3000 Index at the time of initial purchase.  This Eligible Fund will emphasize small companies that are believed to be undervalued but demonstrate a strong potential for growth.  The Eligible Fund actively seeks investments in companies that achieve excellence in both financial return and environmental soundness, and selecting issuers that take positive steps toward preserving the environment.   The Eligible Fund will not invest in corporations whose primary source of revenue is derived from the production or sale of tobacco products or the manufacture of handguns.

Maxim T. Rowe Price MidCap Growth Portfolio seeks long-term capital appreciation.   The Eligible Fund will, under normal circumstances, invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the securities of issuers whose market capitalization fall within the range of companies included in either the S&P MidCap 400 ® Index or the Russell MidCap ® Growth Index at the time of purchase.  The market capitalization of the companies in the Eligible Fund, the S&P MidCap 400 ® Index, and the Russell MidCap ® Growth Index will change over time, and the Eligible Fund will not automatically sell or cease to purchase a stock of a company it already owns just because the company’s market capitalization grows or falls outside of the index ranges. The Eligible Fund will select stocks using a growth approach and invest in companies that:  offer proven products or services; have a historical record of above-average earnings growth; demonstrate potential for sustained earnings growth; operate in, have a connection to industries experiencing increasing demand; or have stock prices that appear to undervalue their growth prospects.

The Eligible Fund may invest up to 25% of its total assets in foreign securities.  The Eligible Fund may also invest in fixed-income securities without regard to quality, maturity, or rating, including up to 10% in non-investment grade fixed income securities.

Maxim Profile Portfolios
Each of the following five Profile Portfolios seeks to provide an asset allocation program designed to meet certain investment goals based on an investor’s risk tolerance, investment time horizons and personal objectives.

Maxim Aggressive Profile I Portfolio seeks long-term capital appreciation .  The Eligible Fund will,   under normal circumstances, invest primarily in other portfolios of the Maxim Series Fund, as well as in other mutual funds that are part of the same group of investment companies as the Eligible Fund.  The Eligible Fund will invest in Underlying Portfolios according to an asset allocation program designed to meet an investor’s risk tolerance, investment time horizons and personal objectives.  The Portfolio has a low emphasis on income and a high emphasis on growth of capital.  The risk of principal for the Eligible Fund is high.

Maxim Moderately Aggressive Profile I Portfolio seeks long-term capital appreciation . The Eligible Fund will, under normal circumstances, invest primarily in other portfolios of the Maxim Series Fund, as well as in other mutual funds that are part of the same group of investment companies as the Eligible Fund.  The Eligible Fund will invest in Underlying Portfolios according to an asset allocation program designed to meet an investor’s risk tolerance, investment time horizons and personal objectives.  The Eligible Fund has a low emphasis on income and a medium to high emphasis on growth of capital.  The risk of principal for the Eligible Fund is high.

Maxim Moderate Profile I Portfolio seeks long-term capital appreciation . The Eligible Fund will, under normal circumstances, invest primarily in other portfolios of the Maxim Series Fund, as well as in other mutual funds that are part of the same group of investment companies as the Eligible Fund.  The Eligible Fund will invest in Underlying Portfolios according to an asset allocation program designed to meet an investor’s risk tolerance, investment time horizons and personal objectives.  The Eligible Fund has a medium emphasis on income and a medium to high emphasis on growth of capital.  The risk of principal for the Eligible Fund is medium.

Maxim Moderately Conservative Profile I Portfolio seeks capital appreciation .  The Eligible Fund will, under normal circumstances, invest primarily in other portfolios of the Maxim Series Fund, as well as in other mutual funds that are part of the same group of investment companies as the Eligible Fund.  The Eligible Fund will invest in Underlying Portfolios according to an asset allocation program designed to meet an investor’s risk tolerance, investment time horizons and personal objectives.  The Eligible Fund has a medium to high emphasis on income and a low to medium emphasis on growth of capital.  The risk of principal for the Eligible Fund is medium.

Maxim Conservative Profile I Portfolio seeks capital preservation . The Eligible Fund will, under normal circumstances, invest primarily in other portfolios of the Maxim Series Fund, as well as in other mutual funds that are part of the same group of investment companies as the Eligible Fund.  The Eligible Fund will invest in Underlying Portfolios according to an asset allocation program designed to meet an investor’s risk tolerance, investment time horizons and personal objectives.  The Eligible Fund has a high emphasis on income and a low emphasis on growth of capital.  The risk of principal for the Eligible Fund is low.

Fidelity Variable Insurance Products Fund

Fidelity VIP Contrafund® Portfolio seeks long-term capital appreciation by investing primarily in common stocks.  The Eligible Fund’s principal investment strategies include: normally investing primarily in common stocks; invest ing in securities of companies whose value it believes is not fully recognized by the public ; investing in domestic and foreign issuers; investing in either “growth” stocks or “value” stocks or both; and using fundamental analysis of each issuer’s financial condition and industry position and market and economic conditions to select investments .

Eligible Fund Investment Advisers

Maxim Series Fund, Inc. is advised by GW Capital Management, LLC (doing business as Maxim Capital Management, LLC (“MCM”)), 8515 E. Orchard Road, Greenwood Village, Colorado 80111, a wholly owned subsidiary of Great-West.

Fidelity Management & Research Company is the adviser to Fidelity Variable Insurance Products Fund. Fidelity Management & Research Company is located at 82 Devonshire Street, Boston, Massachusetts 02109.

Maxim Series Fund Sub-Advisers

Maxim Series Fund currently operates under a manager-of-managers structure under an order issued from the SEC, which permits MCM, without shareholder approval, to hire sub-advisers to manage the investment and reinvestment of the assets of a number of Maxim Series Fund, Inc. portfolios. These sub-advisers are subject to the review and supervision of MCM and the board of directors of Maxim Series Fund.

Ariel Investments, LLC (“Ariel”) is the sub-adviser to the Maxim Ariel MidCap Value Portfolio and the Maxim Ariel Small-Cap Value Portfolio. Ariel is located at 200 E. Randolph Drive, Suite 2900, Chicago, Illinois 60601.

Mellon Capital Management, LLC (“BNY”) is the sub-adviser to the Maxim Stock Index and the Maxim Index 600 Portfolios.  BNY is located at One Wall Street, New York, New York 10286.  BNY began management of these and other Maxim Series Fund portfolios on April 1, 2003.

Invesco Advisers Inc. is the sub-adviser to the Maxim Invesco ADR Portfolio.  Invesco Advisers, Inc. is located at 1555 Peachtree Street N.E., Atlanta, Georgia 30309.

Loomis, Sayles & Company, L.P. ("Loomis Sayles") is the sub-adviser to the Maxim Loomis Sayles Bond Portfolio. Loomis Sayles is located at One Financial Center, Boston, Massachusetts 02111.

Silvant Capital Management LLC (“Silvant”) is the sub-adviser to the Maxim SmallCap Growth Portfolio.  Silvant is located at 50 Hurt Plaza, Suite 1500, Atlanta, Georgia 30303.  Silvant is a subsidiary of RidgeWorth Capital Management, Inc.

T. Rowe Price Associates, Inc. (“T. Rowe Price”) is the sub-adviser to the Maxim T. Rowe Price Equity/Income Portfolio and the Maxim T. Rowe Price MidCap Growth Portfolio.  T. Rowe Price is located at 100 East Pratt Street, Baltimore, Maryland 21202.  It is a wholly owned subsidiary of the T. Rowe Price Group, Inc.

Meeting Investment Objectives

Meeting investment objectives depends on various factors, including, but not limited to, how well the Eligible Fund advisers anticipate changing economic and market conditions. There is no guarantee that any of these Eligible Funds will achieve their stated investment objectives.

Reinvestment

All dividend and capital gain distributions made by an Eligible Fund will be automatically reinvested in shares of the Eligible Fund on the date of the distribution.

Where to Find More Information About the Eligible Funds
Additional information about the Eligible Funds can be found in the current prospectuses for the Eligible Funds, which can be obtained free of charge by calling Great-West at 800-228-8706, or by writing to Great-West’s Administrative Offices. The Eligible Funds' prospectuses should be read carefully before you make a decision to invest in an Investment Division.

Application and Initial Contributions

The first step to purchasing the Contract is to fill out your application. When you submit it, you must make your initial Contribution of:

•	$5,000; or

•	$2,000 if an Annuity IRA.

All Contributions should be made by check (payable to Great-West) or via an Automatic Contribution Plan.

An Automatic Contribution Plan allows you to make automatic scheduled Contributions. Contributions will be withdrawn from a designated pre-authorized bank account and automatically credited to your Annuity Account.

If your application is complete and your check for the initial Contribution is included (or you have made your initial Contribution via the Automatic Contribution Plan), your Contract will be issued. Your initial Contribution will be credited within two business days after receipt at Great-West’s Administrative Offices. Acceptance is subject to our receiving sufficient information in a form acceptable to us and we reserve the right to reject any application or Contribution.

If your application is incomplete, Great-West will contact you by telephone to obtain the required information. If your application remains incomplete for five business days, we will return to you the application and the initial Contribution unless you consent to our retaining the initial Contribution and crediting it as soon as we have your completed application.

During the 10-day (or longer where required by state law) free look period you may cancel your Contract. During the free look period, all Contributions will be allocated according to your written allocation instructions as specified in the application.

Any returned Contracts will be deemed void and all Contributions received, less any withdrawals, will be refunded to you.  Any investment gains or losses arising during the free look period shall accrue to or be borne by us.

If you exercise the free look privilege, you must return the Contract to Great-West’s Administrative Offices. We must receive it in person or postmarked prior to the end of the free look period.

Additional Contributions

You can make additional Contributions at any time prior to the Annuity Commencement Date, as long as the Annuitant is living. Additional Contributions must be at least:

•	$500; or

•	$50 if made via an Automatic Contribution Plan.

You may make total Contributions in excess of $1,000,000 with our prior approval.

Great-West reserves the right to modify the limitations set forth in this section.

Annuity Account Value

Before the Annuity Commencement Date, your Annuity Account Value is the total value of your Variable and Guaranteed Sub-Accounts.

Before the Annuity Commencement Date, the Variable Account Value is the total dollar amount of all Accumulation Units credited to you.  When you allocate Contributions to an Investment Division we credit you with Accumulation Units.  We determine the number of Accumulation Units credited to you by dividing your Contribution to an Investment Division by that Investment Division’s Accumulation Unit value.  We determine the Accumulation Unit value on each Valuation Date.

We calculate each Investment Division’s Accumulation Unit value at the end of each valuation period by multiplying the value of that unit at the end of the prior valuation period by the Investment Division's net investment factor for the valuation period.  The formula used to calculate the net investment factor is set forth in Appendix B.  Your Variable Account Value reflects the value of the Accumulation Units credited to you in each Investment Division.

The value of an Investment Division’s assets is determined at the end of each Valuation Date.  A valuation period is the period between two successive Valuation Dates. On the day after Thanksgiving, transactions submitted other than by KeyTalk®, or through the Internet, will not be processed.

Your Variable Account Value will reflect the investment performance of the selected Investment Division(s) which in turn reflect the investment performance of the corresponding Eligible Funds, which we factor in by using the net investment factor referred to above.

Transfers

In General
Prior to the Annuity Commencement Date you may Transfer all or part of your Annuity Account Value among and between the Variable and Guaranteed Sub-Accounts by telephone, by sending a Request to Great-West’s Administrative Offices, by calling KeyTalk® - the voice response unit at 1-800-701-8255, or through the Internet at http://www.gwrs.com.

Your Request must specify:

•	the amounts being Transferred,

•	the Investment Division(s) or Guaranteed Sub-Account(s) from which the Transfer is to be made, and

•	the Investment Division(s) or Guaranteed Sub-Account(s) that will receive the Transfer.

If Great-West receives a Transfer Request within 30 days of the Annuity Commencement Date, Great-West may delay the Annuity Commencement Date by up to 30 days.

Currently, there is no limit on the number of Transfers you can make among the Investment Divisions each calendar year. However, we reserve the right to limit the number of Transfers you make. There is no charge for Transfers.

A Transfer will be effective on the Transaction Date.

A Transfer from a Guaranteed Sub-Account shall be subject to any limitations or charges set forth in the Contract.

Possible Restrictions
We reserve the right, without prior notice, to modify, restrict, suspend or eliminate the Transfer privileges (including telephone and Internet Transfers) at any time. Transfer restrictions may be necessary to protect investors from the negative effect large and/or numerous Transfers can have on portfolio management. Moving large amounts of money may also cause a substantial increase in Eligible Fund operating expenses that must be borne by you.

Although you are permitted to make Transfers by telephone or via the Internet, we reserve the right to require that each Transfer Request be made by a separate communication to us. We also reserve the right to request that each Transfer Request be submitted in writing and be signed by you. Transfer Requests by fax will not be accepted. Transfers among the Investment Divisions may also be subject to terms and conditions imposed by the Eligible Funds.

Market Timing & Excessive Trading

The Contracts are intended for long-term investment and not for the purpose of market timing or excessive trading activity.  Market timing activity may dilute the interests of Owners in the underlying Eligible Funds.  Market timing generally involves frequent or unusually large transfers that are intended to take advantage of short-term fluctuations in the value of an Eligible Fund’s portfolio securities and the reflection of that change in the Eligible Fund’s share price. In addition, frequent or unusually large transfers may harm performance by increasing Eligible Fund expenses and disrupting Eligible Fund management strategies.  For example, excessive trading may result in forced liquidations of portfolio securities or cause the Eligible Fund to keep a relatively higher cash position, resulting in increased brokerage costs and lost investment opportunities.

We maintain procedures designed to discourage market timing and excessive trading by Owners.  As part of those procedures, we will rely on the Eligible Funds to monitor for such activity.  If an Eligible Fund believes such activity has occurred, we will scrutinize the Owner’s activity and request a determination from the Eligible Fund as to whether such activity constitutes improper trading.  If the Eligible Fund determines that the activity constitutes improper trading, we will contact the Owner in writing to request that the Owner stop market timing and/or excessive trading immediately (unless the applicable Eligible Fund requires that a restriction be implemented immediately without warning, in which case the trading restriction described below will be implemented immediately and written notice of the same will be provided to the individual). We will then provide a subsequent report of the Owner's trading activity to the Eligible Fund.  If, based on the report, the Eligible Fund determines that the Owner has not ceased improper trading, upon the request of the Eligible Fund, we will inform the Owner in writing that the Owner will be restricted to inquiry-only access for the web and voice response unit so that the Owner will only be permitted to make Transfer Requests by written request mailed to Great-West through U.S. mail (“U.S. Mail Restriction”); the Owner will not be permitted to make Transfer Requests via overnight mail, fax, the web, voice response unit, or the call center.  Once the U.S. Mail Restriction has been in place for 180 days, the restricted Owner may request that we lift the U.S. Mail Restriction by signing, dating and returning a form to us whereby the individual acknowledges the potentially harmful effects of improper trading on Eligible Funds and other investors, represents that no further improper trading will occur, and acknowledges that we may implement further restrictions, if necessary, to stop improper trading by the individual.

Please note that the Series Account’s market timing procedures are such that the Account does not impose trading restrictions unless or until an Eligible Fund first detects and notifies us of potential market timing or excessive trading activity.  Accordingly, we cannot prevent all market timing or excessive trading transfer activity  before it occurs, as it may not be possible to identify it unless and until a trading pattern is established.  To the extent the Eligible Funds do not detect and notify us of market timing and/or excessive trading or the trading restrictions we impose fail to curtail it, it is possible that a market timer may be able to make market timing and/or excessive trading transactions with the result that the management of the Eligible Funds may be disrupted and the Owners may suffer detrimental effects such as increased costs, reduced performance, and dilution of their interests in the affected Eligible Funds.

We endeavor to ensure that our procedures are uniformly and consistently applied to all Owners, and we do not exempt any persons from these procedures.  In addition, we do not enter into agreements with Owners whereby we permit market timing or excessive trading.  Subject to applicable state law and the terms of each Contract, we reserve the right without prior notice to modify, restrict, suspend or eliminate the Transfer privileges (including telephone Transfers) at any time, to require that all Transfer Requests be made by you and not by your designee, and to require that each Transfer Request be made by a separate communication to us.  We also reserve the right to require that each Transfer Request be submitted in writing and be signed by you.

The Eligible Funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the Eligible Fund should describe any such policies and procedures. The frequent trading policies and procedures of an Eligible Fund may be different, and more or less restrictive, than the frequent trading policies and procedures of other Eligible Funds and the policies and procedures we have adopted to discourage market timing and excessive trading. For example, an Eligible Fund may impose a redemption fee. Owners should also be aware that we are legally obligated to provide (at the Eligible Funds’ request) information about each amount you cause to be deposited into an Eligible Fund (including by way premium payments and Transfers under your Contract) or removed from the Eligible Fund (including by way of withdrawals and Transfers under your Contract). If an Eligible Fund identifies you as having violated the Eligible Fund’s frequent trading policies and procedures, we are obligated, if the Eligible Fund requests, to restrict or prohibit any further deposits or exchanges by you in respect of that Eligible Fund.  Under rules adopted by the SEC, we are required to:  (1) enter into a written agreement with each Eligible Fund or its principal underwriter that will obligate us to provide to the Eligible Fund promptly upon request certain information about the trading activity of individual Owners, and (2) execute instructions from the Eligible Fund to restrict or prohibit further purchases or Transfers by specific Owners who violate the frequent trading policies established by the Eligible Fund.  Accordingly, if you do not comply with any Eligible Fund’s frequent trading policies and procedures, you may be prohibited from directing any additional amounts into that Eligible Fund or directing any Transfers or other exchanges involving that Eligible Fund. You should review and comply with each Eligible Fund’s frequent trading policies and procedures, which are disclosed in each Eligible Fund’s current prospectus.

We may revise our market timing and excessive trading policy and related procedures at our sole discretion, at any time and without prior notice, as we deem necessary or appropriate to comply with state or federal regulatory requirements or to impose additional or alternative restrictions on Owners engaging in market timing or excessive trading.  In addition, our orders to purchase shares of the Eligible Funds are generally subject to acceptance by the Eligible Fund, and in some cases an Eligible Fund may reject or reverse our purchase order. Therefore, we reserve the right to reject any Owner’s Transfer Request if our order to purchase shares of the Eligible Fund is not accepted by, or is reversed by, an applicable Eligible Fund.

You should note that other insurance companies and retirement plans may also invest in the Eligible Funds and that those companies or plans may or may not have their own policies and procedures on frequent transfers. You should also know that the purchase and redemption orders received by the Eligible Funds generally are “omnibus” orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. Omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual owners of variable insurance contracts. The nature of such orders may limit the Eligible Funds’ ability to apply their respective frequent trading policies and procedures.  As a result, there is a risk that the Eligible Funds may not be able to detect potential market timing and/or excessive trading activities in the omnibus orders they receive. We cannot guarantee that the Eligible Funds will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that invest in the Eligible Funds. If the policies and procedures of other insurance companies or retirement plans fail to successfully discourage frequent transfer activity, it may affect the value of your investments in the Eligible Funds. In addition, if an Eligible Fund believes that an omnibus order we submit may reflect one or more Transfer Requests from an Owner engaged in frequent transfer activity, the Eligible Fund may reject the entire omnibus order and thereby interfere with our ability to satisfy your Request even if you have not made frequent Transfers. For Transfers into more than one investment option, we may reject or reverse the entire Transfer Request if any part of it is not accepted by or is reversed by Eligible Funds.

Automatic Custom Transfers

Dollar Cost Averaging
You may arrange for systematic Transfers from any Investment Division to any other Investment Division.  These systematic Transfers may be used to Transfer values from the Maxim Money Market Investment Division to other Investment Divisions as part of a dollar cost averaging strategy. It does not assure a greater profit, or any profit, and will not prevent or necessarily alleviate losses in a declining market. It does, however, allow you to buy more units when the price is lower and fewer units when the price is higher. Over time, your average cost per unit may be more or less than if you invested all your money at one time.

You can set up automatic dollar cost averaging on the following frequency periods: monthly, quarterly, semi-annually or annually. Your Transfer will be initiated on the Transaction Date you select, one frequency period following the date of the Request. For example, if we receive a Request for quarterly Transfers on January 9, your first Transfer will be made on April 9 (or the following business day, as applicable) and every three months thereafter on the 9th. Transfers will continue on that same day each interval unless terminated by you or for other reasons as set forth in the Contract. There will be no additional cost for using dollar cost averaging.

If there are insufficient funds in the Maxim Money Market Investment Division on the date that your Transfer is scheduled, your Transfer will not be made. However, your dollar cost averaging Transfers will resume once there are sufficient funds in that Investment Division. Dollar cost averaging will terminate automatically when you start taking payments from the annuity.

Dollar cost averaging Transfers must meet the following conditions:

•	The minimum amount that can be Transferred out of an Investment Division is $100 per month.

•
You must: (1) specify the dollar amount to be Transferred, (2) designate the Investment Division(s) to which the Transfer will be made, and (3) specify the percent of the dollar amount to be allocated to each Investment Division into which you are Transferring money.

You may terminate dollar cost averaging at any time.

You may not participate in dollar cost averaging and rebalancer at the same time.  Great-West reserves the right to modify, suspend or terminate dollar cost averaging at any time and for any reason.

Rebalancer
Because the value of your Variable Sub-Accounts will fluctuate with the investment performance of the Investment Divisions, your asset allocation percentages may become out of balance over time. Rebalancer allows you to automatically reallocate your Variable Account Value to maintain your desired asset allocation. Participation in rebalancer does not assure a greater profit, or any profit, nor will it prevent or necessarily alleviate losses in a declining market.

You can set up rebalancer as a one-time Transfer or on a quarterly, semi-annual or annual basis. If you select to rebalance only once, the Transfer will take place on the Transaction Date of the Request.

If you select to rebalance on a quarterly, semi-annual or annual basis, the first Transfer will be initiated on the Transaction Date one frequency period following the date of the Request. For example, if we receive a Request for quarterly Transfers on January 9, your first Transfer will be made on April 9 (or the following business day, as applicable) and every three months thereafter on the 9th. Transfers will continue on that same day each interval unless terminated by you or for other reasons as set forth in the Contract. There will be no additional cost for using rebalancer.

On a rebalancing Transaction Date your money will be automatically reallocated among the Investment Divisions based on your allocation instructions. You can change your allocation instructions at any time by Request. Rebalancer will terminate automatically when you start taking payments from the annuity.

Rebalancer Transfers must meet the following conditions:

•	Your entire Variable Account Value must be included.

•	You must specify the percentage of your Variable Account Value you would like allocated to each Investment Division and the frequency of rebalancing.

You may modify the allocations or stop rebalancer at any time, by Request.

You may not participate in dollar cost averaging and rebalancer at the same time.  Great-West reserves the right to modify, suspend, or terminate the rebalancer option at any time and for any reason.

Telephone/Internet Transactions

You may make Transfer Requests by telephone by using KeyTalk®, or via the Internet at http://www.gwrs.com.

We will use reasonable procedures in monitoring and accepting Transfer Requests such as requiring certain identifying information, tape recording telephone instructions, and providing written confirmation of a transaction.  Telephone instructions we reasonably believe to be genuine will be your financial responsibility.

We reserve the right to suspend these privileges at any time, for some or all Contracts, and for any reason. Withdrawals are not permitted by telephone.

Cash Withdrawals

You may withdraw all or part of your Annuity Account Value at any time during the life of the Annuitant and prior to the Annuity Commencement Date by submitting a withdrawal Request to Great-West’s Administrative Offices. Withdrawals are subject to the rules below, and federal and state tax laws may also apply. The amount payable to you if you withdraw all of your Annuity Account Value is your Annuity Account Value, less any applicable Surrender Charge on the effective date of the withdrawal (and any applicable Premium Tax).

The following terms apply to withdrawals:

•	No withdrawals may be made after the Annuity Commencement Date.

•	If you Request a partial withdrawal, your Annuity Account Value will be reduced by the dollar amount Requested (and any applicable Surrender Charge).

•	Partial withdrawals are unlimited. However, you must specify the Variable and/or Guaranteed Sub-Account(s) from which the withdrawal is to be made, otherwise your Request will not be processed.

•	If your remaining Annuity Account Value, after any partial withdrawal, is less than $2,000, then we may, at our discretion require you to withdraw the entire amount.

•	If a partial withdrawal is made within 30 days prior to the Annuity Commencement Date, we may delay the Annuity Commencement Date by 30 days.

•	Proceeds will generally be paid in one lump sum within seven days of the Transaction Date, though payment of proceeds may be delayed for a period in excess of seven days as permitted by the 1940 Act.

Withdrawal Requests must be in writing. If your instructions are not clear, your Request will be denied and your withdrawal will not be processed.

After a withdrawal of your total Annuity Account Value, or at any time that your Annuity Account Value is zero, all your rights under the Contract will terminate.

Tax Consequences of Withdrawals

Withdrawals made for any purpose may be taxable. If your Annuity Account Value exceeds your investment in the Contract, then you may be subject to income tax on withdrawals made from your Annuity Account.  Additionally, the Internal Revenue Code states that a 10% penalty tax may be imposed on the taxable portions of certain early withdrawals.

The Internal Revenue Code generally requires us to withhold federal income tax from withdrawals and report the withdrawals to the Internal Revenue Service (“IRS”). However, you will be entitled to elect, in writing, not to have tax withholding apply unless withholding is mandatory for your Contract. Withholding applies to the portion of the withdrawal that is included in your income and subject to federal income tax. The tax withholding rate is 10% of the taxable amount of the withdrawal. Some states also require withholding for state income taxes.

If you are interested in this Contract as an Annuity IRA, please refer to Section 408 of the Internal Revenue Code for limitations and restrictions on cash withdrawals.

Death Benefit

Death Benefit Payments--After Annuity Commencement Date

If the Annuitant dies after the Annuity Commencement Date and before the entire interest has been distributed, payments will continue to the Beneficiary under the payment option applicable to the Annuitant on the Annuitant’s date of death.  The Beneficiary cannot change the method of distribution in effect on the date of the Annuitant’s death or elect a new payment option.

Death Benefit Payments--Before Annuity Commencement Date

If the Owner of the Contract or the named Annuitant dies before the Annuity Commencement Date, a death benefit may be payable.  The rules applicable in various circumstances are described below.

Death of Owner-Annuitant Before the Annuity Commencement Date

If an Owner-Annuitant dies before the Annuity Commencement Date, and if the surviving spouse of the Owner-Annuitant is the sole Beneficiary, then the surviving spouse will become the new Owner and Annuitant and the Contract will continue in force.   If the Owner-Annuitant dies before the Annuity Commencement Date and the surviving spouse of the Owner-Annuitant is not the sole Beneficiary, then Great-West will pay the death benefit under the Contract to the Beneficiary.

Death of Non-Annuitant Owner Before the Annuity Commencement Date

If the Owner of the Contract who is not the Annuitant dies before the Annuity Commencement Date, Great-West will pay the death benefit described under the Contract as follows:

(a)	First, to the surviving Joint Owner.
(b)	If there is no surviving Joint Owner, then to the Contingent Owner.
(c)	If there is no Contingent Owner, then to the Annuitant.

If the Owner’s surviving spouse is the person entitled to receive benefits upon the Owner’s death, the surviving spouse shall be treated as the Owner and will be allowed to continue the Contract.

Death of Non-Owner Annuitant Before the Annuity Commencement Date

If a Non-Owner Annuitant dies before the Annuity Commencement Date, Great-West will pay the death benefit under the Contract to the Beneficiary.

Death Benefit Computation and Procedure

If the Owner-Annuitant, Non-Annuitant Owner, or Non-Owner Annuitant dies before the Annuity Commencement Date and before reaching age 75, the death benefit will be the greater of:

•	the Annuity Account Value as of the date of death, less any applicable Premium Tax; or
•	the sum of Contributions paid, less partial withdrawals and periodic payments, less any applicable Premium Tax.

If the Owner-Annuitant, Non-Annuitant Owner, or Non-Owner Annuitant dies before the Annuity Commencement Date, but after reaching age 75, the death benefit will be the Annuity Account Value as of the date of death, less any applicable Premium Tax.  No Surrender Charge will apply to the amounts payable to a Beneficiary.

The death benefit proceeds payable to a Beneficiary will remain invested in accordance with the allocation instruction given by the Owner until either:

•	new allocation instructions are requested by the Beneficiary; or
•	the death benefit is actually paid to the Beneficiary

The death benefit will become payable following receipt by Great-West of the Beneficiary’s Request.  Unless otherwise specified by the Owner prior to the Annuitant’s death, the Beneficiary may elect, within 60 days after proceeds are payable, to receive:

•	payment in a single sum; or
•	payment under any of the payment options provided under the Contract.

Any payment of benefits under the Contract must satisfy the requirements of the Internal Revenue Code and any other applicable federal or state laws, rules or regulations.  All distributions of death benefits upon a Non-Annuitant Owner’s death from a Contract purchased on a non-tax qualified basis (“Non-Qualified Contract”) before the Annuity Commencement Date (or upon the death of a Non-Owner Annuitant if the Owner is a non-individual entity, such as a trust or estate) must be made pursuant to Internal Revenue Code §72(s).  These requirements are met if the entire amount is paid on or before December 31 of the year containing the fifth anniversary of the Owner’s death or the death of the Non-Owner Annuitant if the Owner is a non-individual entity.  This rule, called the 5-year rule, always applies to payments due to non-individual entities.  However, if the person entitled to receive payments required under Internal Revenue Code §72(s) is an individual, the 5-year rule will not apply if an election is made to begin taking substantially equal periodic payments no later than one year after the Owner’s death.  Payments must be paid over a period not exceeding the life or life expectancy of such person.  Distributions made to a Beneficiary upon the Owner’s death from an Annuity IRA must be made pursuant to Internal Revenue Code §401(a)(9).

Beneficiary
You may select one or more Beneficiaries. If more than one Beneficiary is selected, unless you indicate otherwise, they will share equally in any death benefit payable.

You may, at any time, while the Annuitant is living, change the Beneficiary by Request. A change of Beneficiary will take effect as of the date the Request is processed by Great-West’s Administrative Offices, unless the Owner specifies a certain date. If the Owner dies before the Request is processed, the change will take effect as of the date the Request was made, unless we have already made a payment or otherwise taken action on a designation or change before receipt or processing of such Request. A Beneficiary designated irrevocably may not be changed without the written consent of that Beneficiary, except as allowed by law.

The interest of any Beneficiary who dies before the Owner or the Annuitant will terminate at the death of the Beneficiary. The interest of any Beneficiary who dies at the time of, or within 30 days after, the death of an Owner or the Annuitant will also terminate if no benefits have been paid to such Beneficiary, unless the Owner otherwise indicates by Request. The benefits will then be paid as though the Beneficiary had died before the deceased Owner or Annuitant. If no Beneficiary survives the Owner or Annuitant, as applicable, we will pay the death benefit proceeds to the Owner's estate.

Charges and Deductions

No amounts will be initially directly deducted from your Contributions except for any applicable Premium Tax. As a result, the full amount of your Contributions (less any applicable Premium Tax) is invested based on your allocation instructions.

You pay the following charges under the Contract:

• An annual contract maintenance charge, and

• a mortality and expense risk charge.

You may also pay:

• a Surrender Charge (only for withdrawals within the first seven Contract years), and

•	deductions for Premium Tax (only if applicable depending on your state of residence).

You also indirectly bear the expenses of the Eligible Funds.

Annual Contract Maintenance Charge
Prior to the Annuity Commencement Date, you will pay a $27 annual contract maintenance charge from your Annuity Account Value. This charge partially covers our costs for administering the Contracts and the Series Account.

The annual contract maintenance charge is deducted on a proportionate basis from all your Variable and Guaranteed Sub-Accounts.

Mortality and Expense Risk Charge

We deduct a mortality and expense risk charge from your Variable Sub-Account(s) for our assumption of certain mortality and expense risks under the Contract.

•	The mortality risks assumed by us arise from our contractual obligations to make annuity payments determined in accordance with the Contract.

•	The expense risk assumed is the risk that our actual expenses in administering the Contract and the Series Account will be greater than anticipated.

This is a daily charge equal to an effective annual rate of 1.25% of the value of your Variable Sub-Account(s). We guarantee that this charge will never increase beyond 1.25%.

The mortality and expense risk charge is reflected in the unit values of the Variable Sub-Accounts. This charge will continue to be applicable should you choose a variable annuity payment option or a periodic payment option.

Premium Tax
We may be required to pay state Premium Taxes currently ranging from 0% to 3.5% in connection with Contributions or values under the Contracts. Depending upon applicable state law, we will deduct charges for the Premium Taxes we incur with respect to your Contributions, from amounts withdrawn, or from amounts applied on the Annuity Commencement Date or to a death benefit.

The applicable Premium Tax rates that states and other governmental entities impose on the purchase of an annuity are subject to change by the respective state legislatures, by administrative interpretations or by judicial acts.  Such Premium Taxes will depend, among other things, on the state of residence of the Owner and the insurance laws, tax laws and status of Great-West in these states when Premium Taxes are incurred.

Surrender Charge
We deduct a Surrender Charge for certain partial or total withdrawals. For total withdrawals, the Surrender Charge will cause the amount received to be less than the amount requested for withdrawal. A Surrender Charge "Free Amount" may be applied in some circumstances.

•	The Surrender Charge "Free Amount" is an amount against which the Surrender Charge will not be assessed.

•	The Free Amount is equal to 10% of the Annuity Account Value as of December 31 of the previous calendar year.

•	Only one Free Amount is available in each calendar year.

•	The Free Amount will be applied to the first withdrawal made in each calendar year. If the Free Amount is not exhausted with the first withdrawal any remainder is lost for that year.

We will not deduct the Surrender Charge in the following instances:

•	you Request an annuity option with a payment period of at least 36 months; or

•	you Request a periodic payment option (in accordance with the applicable periodic payment restrictions); or

•	the withdrawal is due to a medical condition requiring your confinement to an eligible nursing home for 90 consecutive days.

The Surrender Charge is equal to the percentage of the amount distributed less the Free Amount based on the table below.  In no event will the Surrender Charge amount to more than 9% of Contributions.

Contract Years Completed	Percentage of Distribution
1	7%
2	6%
3	5%
4	4%
5	3%
6	2%
7	0%

Expenses of the Eligible Funds

The net asset value of the Eligible Funds reflects the deduction of the Eligible Funds’ fees and deductions. You bear these costs indirectly when you allocate to an Investment Division.  Additional information about the fees and deductions can be found in the Eligible Funds’ prospectuses.

Other Taxes
Under present laws, we will incur state or local taxes (in addition to the Premium Tax described above) in several states. No charges are currently made for taxes other than Premium Tax. However, we reserve the right to deduct charges in the future for federal, state, and local taxes or the economic burden resulting from the application of any tax laws that we determine to be attributable to the Contracts.

Payment Options

Periodic Payments
You may Request that all or part of the Annuity Account Value be applied to a periodic payment option.

In Requesting periodic payments, you must elect:

•	The payment frequency of either 12-, 6-, 3- or 1-month intervals;

•	A payment amount—a minimum of $50 is required;

•	The calendar day of the month on which payments will be made;

•	One payment option; and

•
The allocation of payments from the Variable and/or Guaranteed Sub-Account(s) as follows: 1) prorate the amount to be paid across all Variable and Guaranteed Sub-Accounts in proportion to the assets in each sub-account; or 2) select the Investment Division(s)from which payments will be made.  Once the Investment Division(s) have been depleted, Great-West will automatically prorate the remaining payments unless you Request the selection of another Investment Division(s).

While periodic payments are being received:

•	You may continue to exercise all contractual rights that are available prior to electing a payment option, except that no Contributions may be made.

•	You may keep the same investment options as were in force before periodic payments began.

•	Charges and fees under the Contract continue to apply.

•
The Surrender Charge does not apply to the periodic payments.  However, if a partial withdrawal is made during the time you participate in periodic payments, a Surrender Charge and other Contract charges, as applicable, will be deducted and the Free Amount will not apply.

Periodic payments will cease on the earlier of:

•	the date the amount elected to be paid under the option selected has been reduced to zero.

•	the Annuity Account Value is zero.

•	You Request that withdrawals stop.

•	You or the Annuitant dies.

Periodic Payment Options
If you choose to receive payments from your Contract through periodic payments, you must select from the following payment options.

Option 1—Income for a specified period (at least 36 months)
You elect the length of time over which payments will be made. The amount paid will vary based on the duration you choose.

Option 2—Income of a specified amount (at least 36 months)
You elect the dollar amount of the payments. Based on the amount elected, the duration may vary.

Option 3-–Interest Only
The payments will be based on the amount of the interest credited to the Guaranteed Sub-Account(s) between each payment.  Available only if 100% of the Annuity Account Value is invested in a Guaranteed Sub-Account.

Option 4--Minimum distribution
If you are using this Contract as an Annuity IRA, you may Request minimum distributions as specified under Internal Revenue Code Section 401(a)(9).

Option 5-–Any Other Form (at least 36 months)
Any other form of periodic payment that is acceptable to Great-West.

If periodic payments cease, you may resume making Contributions, at which time the Surrender Charge Free Amount will be in effect. However, we may limit the number of times you may restart a periodic payment program.

Periodic payments made for any purpose may be taxable, subject to withholding and to the 10% penalty tax. IRAs are subject to complex rules with respect to restrictions on and taxation of distributions, including penalty taxes. A competent tax advisor should be consulted before a periodic payment option is requested.

Annuity Payments

Annuity Commencement Date
You choose the date you would like annuity payments to start when you purchase the Contract. Endorsements, or applicable law, may control the Annuity Commencement Date and options available for IRAs.

Under the Contract, there is no required Annuity Commencement Date.  The Annuity Commencement Date is the date specified as such on the application.

The Annuity Commencement Date may be changed by the Owner, or by the Beneficiary upon the death of the Owner, upon Request received by Great-West at its Administrative Offices up to 30 days prior to the existing Annuity Commencement Date.  If any Annuity Commencement Date elected would be less than 30 days from the date that the Request is received, Great-West may delay the date elected by not more than 30 days.

Under the Individual Retirement Annuity Endorsement (if the Contract is used to fund an Annuity IRA), the Annuity Commencement Date must not be later than April 1 of the calendar year following the calendar year in which the Owner attains age 70 ½.

You may change your Annuity Commencement Date at any time prior to 30 days before an Annuity Commencement Date you already selected.  If you have not elected a payment option within 30 days of the Annuity Commencement Date, the portion of your Annuity Account Value held in the Guaranteed Sub-Account(s) will be paid out as a fixed life annuity with a guarantee period of 20 years. The Annuity Account Value held in the Variable Sub-Account(s) will be paid out as a variable life annuity with a guarantee period of 20 years

Under the Internal Revenue Code, a Contract purchased and used in connection with an Individual Retirement Account is subject to complex "minimum distribution" requirements. Minimum distribution requirements require distributions to begin under such a plan no later than April 1 of the calendar year following the calendar year in which the Owner attains age 70 ½, and that the entire interest must be distributed within certain specified periods. The application of the minimum distribution requirements varies according to your age and other circumstances. If you are using this Contract in connection with an Individual Retirement Account, you should consider consulting a competent tax advisor regarding the application of the minimum distribution requirements.

Annuity Payment Options
You can choose your annuity payment option either when you purchase the Contract or at a later date. You can change your selection at any time up to 30 days before an Annuity Commencement Date you previously selected.

The amount to be paid out is the Annuity Account Value on the Annuity Commencement Date. The minimum amount that may be withdrawn from the Annuity Account Value to purchase an annuity payment option is $2,000.  If your Annuity Account Value is less than $2,000, we may pay the amount in a single sum subject to the Contract provisions applicable to a cash withdrawal.

Payments to be made under the annuity payment option you select must be at least $50. We reserve the right to make payments using the most frequent payment interval that produces a payment of at least $50. The maximum amount that may be applied under any payment option is $1,000,000, unless prior approval is obtained from us.

For annuity options involving life income, the actual age and/or sex of the Annuitant will affect the amount of each payment. We reserve the right to ask for satisfactory proof of the Annuitant’s age. We may delay annuity payments until satisfactory proof is received. Since payments to older Annuitants are expected to be fewer in number, the amount of each annuity payment under a selected annuity form will be greater for older Annuitants than for younger Annuitants.

If the age of the Annuitant has been misstated, the payments established will be made on the basis of the correct age. If payments were too large because of misstatement, we may deduct the difference with interest from the next payment or payments. If payments were too small, we may add the difference with interest to the next payment. This interest is at an annual effective rate that will not be less than a guaranteed interest rate.

Option 1—Income of specified amount
(Available as fixed payments only)
The amount applied under this option may be paid in equal annual, semi-annual, quarterly or monthly installments in the dollar amount elected for not more than 240 months.

Option 2—Income for a specified period
(Available as fixed payments only)
Payments are paid annually, semi-annually, quarterly or monthly, as elected, for a selected number of years not to exceed 240 months.

Option 3—Life annuity with guaranteed period
This option provides annual, semi-annual, quarterly or monthly payments during a guaranteed period or for the lifetime of the Annuitant, whichever is longer. The guaranteed period may be 5, 10, 15 or 20 years. This option is available on either a variable or fixed dollar payment basis.

Option 4—Life annuity
This option provides for annual, semi-annual, quarterly or monthly payments during the lifetime of the Annuitant. The annuity terminates with the last payment due prior to the death of the Annuitant. Since no minimum number of payments is guaranteed, this option may offer the maximum level of monthly payments. It is possible that only one payment may be made if the Annuitant died before the date on which the second payment is due. This option is available on either a variable or fixed dollar payment basis.

Option 5 – Any other form
Any other form of fixed or variable annuity payment that is acceptable to Great-West.

Variable Annuity Payment Provisions

Amount of first payment
The first payment under a variable annuity payment option will be based on the value of the amounts held in each Variable Sub-Account on the 5th Valuation Date preceding the Annuity Commencement Date. It will be determined by applying the appropriate rate to the amount applied under the payment option.  The rate applied reflects an assumed interest return (“AIR”) of 5%.

Annuity units
The number of Annuity Units paid for each Variable Sub-Account is determined by dividing the amount of the first monthly payment by its Annuity Unit value on the 5th Valuation Date preceding the date the first payment is due. The number of Annuity Units used to calculate each payment for a Variable Sub-Account remains fixed during the Annuity Payment Period.

Amount of payments after the first payment
After the first payment, future payments will vary depending upon the investment experience of the Variable Sub-Accounts. Your payments will increase in amount over time if the Investment Division(s) you select earn more than 5% AIR.  Likewise, your payments will decrease in amount over time if the Investment Division(s) you select earn less than 5% AIR.  The subsequent amount paid from each sub-account is determined by multiplying (a) by (b) where (a) is the number of sub-account Annuity Units to be paid and (b) is the sub-account Annuity Unit value on the 5th Valuation Date preceding the date the annuity payment is due. The total amount of each variable annuity payment will be the sum of the variable annuity payments for each Variable Sub-Account. We guarantee that the dollar amount of each payment after the first will not be affected by variations in expenses or mortality experience.

Calculation of Fixed Annuity Payments
The amount of each annuity payment under a fixed annuity option is fixed and guaranteed by Great-West.  On the Annuity Commencement Date, the Annuity Account Value held in the Guaranteed Sub-Accounts, less Premium Tax, if any, is computed and that portion of the Annuity Account Value that will be applied to the fixed annuity option selected is determined.  The amount of the first monthly payment under the fixed annuity option selected will be at least as large as would result from using the annuity tables contained in the Contract to apply to the annuity option selected.  The dollar amounts of any fixed annuity payments will not vary during the entire period of annuity payments and are determined according to the provisions of the annuity option selected.

Transfers after the Annuity Commencement Date
Once annuity payments have begun, no Transfers may be made from a fixed annuity payment option to a variable annuity payment option, or vice versa. However, for variable annuity payment options, Transfers may continue to be made among the Investment Divisions. Transfers after the Annuity Commencement Date will be made by converting the number of Annuity Units being Transferred to the number of Annuity Units of the Variable Sub-Account to which the Transfer is made. The result will be that the next annuity payment, if it were made at that time, would be the same amount that it would have been without the Transfer. Thereafter, annuity payments will reflect changes in the value of the new Annuity Units.

Other restrictions
Once payments start under the annuity payment option you select:

•	no changes can be made in the annuity form,

•	no additional Contributions will be accepted under the Contract, and

•	no further withdrawals, other than withdrawals made to provide annuity benefits, will be allowed.

A portion or the entire amount of the annuity payments may be taxable as ordinary income. If, at the Annuity Commencement Date, we have not received a proper written election not to have federal income taxes withheld, we must by law withhold such taxes from the taxable portion of such annuity payments and remit that amount to the federal government (an election not to have taxes withheld is not permitted for certain Contracts). State income tax withholding may also apply. Please see “Federal Tax Matters” for details.

Federal Tax Matters

Seek Tax Advice
The discussion below of the federal income tax consequences is only a brief summary and is not intended as tax advice. The federal income tax consequences discussed here reflect our understanding of current law and the law may change. Federal estate tax consequences and state and local estate, inheritance, and other tax consequences of ownership or receipt of distributions under a Contract depend on your individual circumstances or the circumstances of the recipient of the distribution. A competent tax advisor should be consulted for further information.

Introduction
The following discussion is a general description of the federal income tax considerations relating to the Contract and is not intended as tax advice. This discussion assumes that the Contract qualifies as an annuity contract for federal income tax purposes. This discussion is not intended to address the tax consequences resulting from all situations. If you are concerned about the tax implications relating to the ownership or use of the Contract, you should consult a competent tax advisor before initiating any transaction.

This discussion is based upon our understanding of the present federal income tax laws as the IRS currently interprets them.  We make no representation as to the likelihood of the continuation of the present federal income tax laws or of the current interpretations by the IRS. Moreover, no attempt has been made to consider any applicable state or other tax laws.

The Contract may be purchased on a non-tax qualified basis (“Non-Qualified Contract”) or purchased and used in connection with IRAs (“Annuity IRA”). The ultimate effect of federal income taxes on the amounts held under a Contract, on annuity payments, and on the economic benefit to you, the Annuitant, or the Beneficiary, may depend on the type of Contract, and on the tax status of the individual concerned. In addition, certain requirements must be satisfied in purchasing an Annuity IRA and receiving distributions from an Annuity IRA in order to continue receiving favorable tax treatment.  As a result, purchasers of Annuity IRAs should seek competent legal and tax advice regarding the suitability of the Contract for their situation, the applicable requirements, and the tax treatment of the rights and benefits of the Contract. The following discussion assumes that an Annuity IRA is purchased with proceeds and/or Contributions that qualify for the intended special federal income tax treatment.

Taxation of Annuities

In General
Section 72 of the Internal Revenue Code governs the taxation of the Contracts. You, as a “natural person” will not generally be taxed on increases (if any) in the value of your Annuity Account Value until a distribution of all or part of the Annuity Account Value occurs (for example, a withdrawal or an annuity payment under an annuity payment form).  However, an assignment, pledge, or agreement to assign or pledge any portion of the Annuity Account Value of a Non-Qualified Contract will be treated as a withdrawal of such portion.  The taxable portion of a distribution (in the form of a single sum payment or an annuity) is taxable as ordinary income.  An Annuity IRA may not be assigned as collateral.

As a general rule, if the Non-Qualified Contract is owned by an entity that is not a natural person (e.g., a corporation), the Contract will not be treated as an annuity contract for federal tax purposes (other than for purposes of the taxation of life insurance companies).  Such an Owner generally must include in income any increase in the excess of the Annuity Account Value over the "investment in the Contract" (discussed below) during each taxable year. The rule does not apply where the non-natural person is the nominal owner of a Contract and the beneficial owner is a natural person.

The rule also does not apply in the following circumstances:

•	Where the Contract is acquired by the estate of a decedent.

•	Where the Contract is an Annuity IRA.

•	Where the Contract is a qualified funding asset for a structured settlement.

•	Where the Contract is purchased on behalf of an employee upon termination of a qualified plan.

•	Where the Contract is an immediate annuity.

If you are a non-natural person, you may wish to discuss these matters with a competent tax advisor.

The following discussion generally applies to a Contract owned by a natural person.

Withdrawals
In the case of a withdrawal under a Non-Qualified Contract, partial withdrawals, including periodic withdrawals that are not part of an annuity payout, are generally treated as taxable income to the extent the Annuity Account Value immediately before the withdrawal exceeds the “investment in the contract” at that time.  The “investment in the Contract” generally equals the amount of any nondeductible Contributions paid by or on behalf of any individual less any withdrawals that were excluded from income.  Full surrenders are treated as taxable income to the extent that the amount received exceeds the “investment in the Contract.”  The taxable portion of any annuity payment, as well as the taxable portion of any withdrawal, is taxed at ordinary income tax rates.

In the case of a withdrawal under an Annuity IRA, including withdrawals under the periodic payment option, a portion of the amount received may be non-taxable. The amount of the non-taxable portion is generally determined by the ratio of the "investment in the Contract" to the individual's Annuity Account Value. Special tax rules may be available for certain distributions from an Annuity IRA.

Annuity payments
Although the tax consequences may vary depending on the annuity form elected under the Contract, in general, only the portion of the annuity payment that represents the amount by which the Annuity Account Value exceeds an allocable portion of the "investment in the Contract" will be taxed. Once the “investment in the Contract” has been fully recovered, the full amount of any additional annuity payments is taxable. If the annuity payments stop as a result of an Annuitant's death before full recovery of the "investment in the Contract," you should consult a competent tax advisor regarding the deductibility of the unrecovered amount.

Penalty tax
For distributions from a Non-Qualified Contract, there may be a federal income tax penalty imposed equal to 10% of the amount treated as taxable income. In general, however, there is no penalty tax on distributions:

•	Made on or after the date on which the Owner attains age 59½.

•	Made as a result of the death or disability of the Owner under the Contract.

•	Received in substantially equal periodic payments (at least annually) for your life expectancy or the joint life expectancies of you and the Beneficiary.

•	Received under an immediate annuity.

Other exceptions may apply to distributions from a Non-Qualified Contract.  Similar exceptions from the penalty tax on distributions are provided for distributions from an Annuity IRA. For more details regarding this penalty tax and other exceptions that may be applicable, consult a competent tax advisor.

Taxation of death benefit proceeds
Amounts may be distributed from the Contract because of the death of an Owner or the Annuitant. Generally such amounts are included in the income of the recipient as follows:

•	If distributed in a lump sum, they are taxed in the same manner as a full withdrawal, as described above; however, the Surrender Charge will not apply.

•	If distributed under an annuity form, they are taxed in the same manner as annuity payments, as described above.

Distribution at death
In order to be treated as an annuity contract, the terms of the Contract must provide the following two distribution rules:

1.
If you die on or after the date annuity payments start, and before the entire interest in the Contract has been distributed, the remainder of your interest must be distributed on the same or on a more rapid schedule than that provided for in the method in effect on the date of your death.

2.
If you die before annuity payments start, your entire interest must generally be distributed within five years after the date of your death. If payable to an individual Beneficiary, the distributions may be paid over the life of that individual Beneficiary or over a period not extending beyond the life expectancy of that Beneficiary, so long as payments start within one year of your death. If the sole designated Beneficiary is your spouse, the Contract may be continued in force in the name of your spouse.

If the Owner is not an individual, then for purposes of the distribution at death rules, the primary Annuitant is considered the Owner. In addition, when the Owner is not an individual, a change in the primary Annuitant is treated as the death of the Owner.

Distributions made to a Beneficiary upon the Owner’s death from an Annuity IRA must be made pursuant to similar rules under Section 401(a)(9) of the Internal Revenue Code and the regulations thereunder.

Diversification of Investments
For a Non-Qualified Contract to be treated as an annuity for federal income tax purposes, the investments of the Investment Divisions must be “adequately diversified” in accordance with Treasury Department Regulations.  The diversification requirements do not apply to Annuity IRAs.  If the Series Account or an Investment Division failed to comply with the diversification standards, a Non-Qualified Contract would not be treated as an annuity contract for federal income tax purposes and the Owner would generally be taxable currently on the excess of the Annuity Account Value over the Contributions to the Contract.

Although Great-West may not control the investments of the Investment Divisions or the Eligible Funds, it expects that the Investment Divisions and the Eligible Funds will comply with such regulations so that the Investment Divisions and Eligible Funds will be considered “adequately diversified.”  Owners bear the risk that the entire Non-Qualified Contract could be disqualified as an annuity under the Internal Revenue Code due to the failure of the Series Account or an Investment Division to be deemed to be adequately diversified.

Owner Control
In connection with its issuance of temporary and proposed regulations under Section 817(h) in 1986, the Treasury Department announced that those regulations did not "provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the Owner), rather than the insurance company to be treated as the owner of the assets in the account.”  In Revenue Ruling 2003-91, the IRS provided such guidance by describing the circumstances under which the owner of a variable contract will not possess sufficient control over the assets underlying the contract to be treated as the owner of those assets for federal income tax purposes.  Rev. Rul. 2003-91 states that the determination of whether the owner of a variable contract is to be treated as the owner of the assets held by the insurance company under the contract will depend on all of the facts and circumstances.  We do not believe that your ownership rights under the Contract would result in you being treated as the owner of the assets of the Contract under Rev. Rul. 2003-91.  However, we do not know whether additional guidance will be provided by the IRS on this issue and what standards may be contained in such guidance.  Therefore, we reserve the right to modify the Contract as necessary to attempt to prevent an Owner from being considered the owner of a pro rata share of the assets of the Contract.

Transfers, assignments or exchanges
A transfer of ownership of a Contract, the designation of an Annuitant or other Beneficiary who is not also the Owner, or the exchange of a Contract may result in adverse tax consequences that are not discussed in this prospectus. If you are contemplating any of these types of changes, you should contact a competent tax advisor with respect to the potential tax effects of such a transaction.

Multiple Contracts
All deferred, Non-Qualified Annuity Contracts that are issued by Great-West (or our affiliates) to the same Owner during any calendar year will be treated as one annuity contract for purposes of determining the taxable amount of any distribution.  You should consult a tax advisor before purchasing more than one Contract.

Withholding
Non-Qualified Annuity Contract and Annuity IRA distributions generally are subject to withholding at rates that vary according to the type of distribution and the Owner’s tax status.  Owners, however, generally, except for eligible rollover distributions in the case of Annuity IRA distributions, are provided the opportunity to elect not to have tax withheld from distributions.

Section 1035 exchanges
Internal Revenue Code Section 1035 provides that no gain or loss shall be recognized on the exchange of one annuity contract for another. Generally, contracts issued in an exchange for another annuity contract are treated as new contracts for purposes of the penalty and distribution at death rules. Prospective Owners wishing to take advantage of a Section 1035 exchange should consult their tax advisor.

Individual Retirement Annuities
Section 408 of the Internal Revenue Code permits eligible individuals to contribute to an individual retirement program known as an Individual Retirement Annuity. Also, certain kinds of distributions from certain types of qualified and non-qualified retirement plans may be "rolled over" to an Annuity IRA following the rules set out in the Internal Revenue Code. If you purchase this Contract as an Annuity IRA, you will be provided with supplemental information and you have the right to revoke your purchase within seven days of purchasing the Annuity IRA.

If a Contract is an Annuity IRA you must be the Annuitant and the Owner. In addition, if a Contract is an Annuity IRA, minimum distributions must commence not later than April 1st of the calendar year following the calendar year in which you attain age 70½. You should consult your tax advisor concerning these matters.

The Worker, Retiree, and Employer Recovery Act (the “Act”) allows owners of Individual Retirement Accounts and beneficiaries to postpone receiving required minimum distributions (“RMDs”) for 2009.  The 2009 waiver also applies to individuals who may be eligible to postpone taking their 2009 RMD until April 1, 2010 (e.g., IRA owners who turned 70 ½ in 2009).  However, the Act does not waive any 2008 RMD for individuals who were eligible and chose to delay taking their 2008 RMD until April 1, 2009.  Any withdrawal in 2009 (that is not an RMD for 2008) may be eligible to be rolled over into another eligible retirement plan.  Currently, this waiver is for the 2009 calendar year only after which the RMD requirements described above will again be applicable and must be followed beginning in 2010.

Various tax penalties may apply to Contributions in excess of specified limits, distributions that do not satisfy specified requirements, and certain other transactions. The Contract will be amended as necessary to conform to the requirements of the Internal Revenue Code if there is a change in the law. Purchasers should seek competent advice as to the suitability of the Contract for use as an Annuity IRA.

When you make your initial Contribution, you must specify whether you are purchasing a Non-Qualified Contract or an Annuity IRA. If the initial Contribution is made as a result of an exchange or surrender of another annuity contract, we may require that you provide information with regard to the federal income tax status of the previous annuity contract.

We will require that you purchase separate Contracts if you want to invest monies qualifying for different annuity tax treatment under the Internal Revenue Code. For each separate Contract you will need to make the required minimum initial Contribution. Additional Contributions under the Contract must qualify for the same federal income tax treatment as the initial Contribution. We will not accept an additional Contribution under a Contract if the federal income tax treatment of the Contribution would be different from the initial Contribution.

Assignments or Pledges

Generally, rights in the Non-Qualified Contract may be assigned or pledged for loans at any time during the life of the Annuitant, however, if the Contract is an Annuity IRA, you may not assign the Contract as collateral.

If a non-qualified Annuity IRA is assigned, the interest of the assignee has priority over you and the interest of the Beneficiary. Any amount payable to the assignee will be paid in a single sum.

A copy of any assignment must be submitted to our Administrative Offices. Any assignment is subject to any action taken or payment made by Great-West before the assignment was processed. We are not responsible for the validity or sufficiency of any assignment.

If any portion of the Annuity Account Value is assigned or pledged for a loan, it will be treated as a withdrawal as discussed above under “Taxation of Annuities.” Please consult a competent tax advisor for further information.

Distribution of the Contracts

GWFS Equities, Inc. (“GWFS Equities”) is the principal underwriter and distributor of the Contracts. GWFS Equities is a wholly owned subsidiary of Great-West and is registered with the SEC as a broker/dealer and is a member of the Financial Industry Regulatory Authority (“FINRA”). Its principal offices are located at 8515 East Orchard Road, Greenwood Village, Colorado 80111, telephone 800-228-8706.

Voting Rights

To the extent required by applicable law, Great-West will vote all Eligible Fund shares held in the Series Account at regular and special shareholder meetings of the respective Eligible Funds in accordance with instructions received from Owners who have allocated Annuity Account Value to the corresponding Investment Division(s). If, however, the 1940 Act or any regulation should be amended, or if the present interpretation thereof should change, or if we determine that we are allowed to vote all Eligible Fund shares in our own right, we may elect to do so.

Before the Annuity Commencement Date, you have the voting interest. After annuity payments begin under a variable annuity option, the person receiving payments will have the voting interest. The number of votes that are available to you will be calculated separately for each of your Investment Divisions. That number will be determined by applying your percentage interest, if any, in a particular Investment Division to the total number of votes attributable to that Investment Division. You hold a voting interest in each Investment Division to which your Annuity Account Value is allocated. If you select a variable annuity option, the votes attributable to your Contract will decrease as annuity payments are made.

Voting instructions will be solicited by written communication prior to such meeting in accordance with procedures established by the respective Eligible Funds.  Shares for which we do not receive timely instructions and shares held by us as to which Owners have no beneficial interest will be voted in proportion to the voting instructions that are received with respect to all Contracts participating in the Investment Division. Voting instructions to abstain on any item to be voted upon will be applied on a pro rata basis to reduce the votes eligible to be cast.

Owners have no voting rights in Great-West.

Rights Reserved by Great-West

We reserve the right to make certain changes if, in our judgment, they would best serve the interests of Owners and Annuitants or would be appropriate in carrying out the purposes of the Contracts. Any changes will be made only as permitted by applicable laws. Also, when required by law, we will obtain your approval of the changes and approval from any appropriate regulatory authority. Approval may not be required in all cases, however. Examples of the changes we may make include:

•	To operate the Series Account in any form permitted under the 1940 Act or in any other form permitted by law.

•	To Transfer any assets in any Investment Division to another Investment Division, or to one or more separate accounts, or to add, combine or remove Investment Divisions of the Series Account.

•	To substitute, for the Eligible Fund shares in any Investment Division, the shares of another Eligible Fund or any other investment permitted by law.

•	To cease offering variable or fixed Annuity Payment Options.

•	To terminate, upon 30 days advanced written notice, Contributions into certain Investment Divisions and Guaranteed Sub-Accounts.

•	To make any changes required by the Internal Revenue Code or by any other applicable law in order to continue treatment of the Contract as an annuity.

•	To change the time or time of day at which a Valuation Date is deemed to have ended.

•
To make any other necessary technical changes in the Contract in order to conform to any action the above provisions permit us to take, including to change the way we assess charges, but without increasing as to any then outstanding Contract the aggregate amount of the types of charges that we have guaranteed.

With respect to amounts allocated to the Series Account, payment of any amount due upon a total or partial withdrawal, death or under an annuity option will ordinarily be made within seven days after all documents required for such payment are received.  However, the determination, application or payment of any death benefit, transfer, partial or total withdrawal or annuity payment may be deferred to the extent dependent on Accumulation or Annuity Unit values, for any period during which the New York Stock Exchange is closed (other than customary weekend or holiday closings) or trading on the New York Stock Exchange is restricted as determined by the SEC, for any period during which any emergency exists as a result of which it is not reasonably practicable for Great-West to determine the investment experience, of such Accumulation or Annuity Units or for such other periods as the SEC may by order permit for the protection of investors.

Since some of the Eligible Funds are available to registered separate accounts of other insurance companies offering variable annuity and variable life products, there is a possibility that a material conflict may arise between the interests of the Series Account and one or more other separate accounts investing in the Eligible Funds. If a material conflict arises, other affected insurance companies and we are required to take any necessary steps to resolve the matter, including stopping our separate accounts from investing in the Eligible Funds. See the Eligible Funds’ prospectuses for more details.

Adding and Discontinuing Investment Divisions

We may, upon 30 days written notice to you, direct that you may not make any future Contributions or Transfers to a particular Investment Division or Guaranteed Sub-Account.

When we inform you that we are discontinuing an Investment Division or Guaranteed Sub-Account to which you are allocating Contributions, we will ask that you promptly submit alternative allocation instructions.  If we do not receive your changed allocation instructions, we may return all affected Contributions or allocate those Contributions as indicated in the written notice provided to you.  Contributions and Transfers you make to a discontinued Investment Division or Guaranteed Sub-Account before the effective date of the notice may be kept in those Investment Divisions or Guaranteed Sub-Accounts.

If we determine to make new Investment Divisions available under the Contracts, in our sole discretion we may or may not make those new Investment Divisions available to you.

Substitution of Investments

When we determine to discontinue an Investment Division, in our sole discretion, we may substitute shares of another mutual fund for the shares of the corresponding Eligible Fund.  No substitution may take place without prior notice to you and compliance with the Federal securities laws.

Legal Matters

Jorden Burt LLP has provided advice regarding certain legal matters concerning the federal securities laws applicable to the issue and sale of the Contract.

Legal Proceedings
There are no pending legal proceedings that would have an adverse effect on the Series Account or GWFS Equities, the principal underwriter of the Contracts.  Great-West is engaged in various kinds of routine litigation that, in our judgment, is not material to its total assets or material with respect to the Series Account.

Available Information

We have filed a registration statement (“Registration Statement”) with the SEC under the 1933 Act and the 1940 Act relating to the Contracts offered by this prospectus. This prospectus has been filed as a part of the Registration Statement and does not contain all of the information set forth in the Registration Statement and exhibits thereto. Reference is made to the Registration Statement and exhibits for further information relating to the Contracts and us. Statements contained in this prospectus, regarding the content of the Contracts and other legal instruments, are summaries. For a complete statement of the terms thereof, reference is made to the instruments as filed as exhibits to the Registration Statement. The Registration Statement and its exhibits may be inspected and copied at the Public Reference Room of the SEC located at 100 F Street, N.E., Washington, D.C. 20549.  You may obtain information on the operation of the Public Reference Room by calling 800-SEC-0330.  The SEC also maintains a Web site address (http://www.sec.gov) that contains the SAI and other information filed electronically by Great-West concerning the Contract and Series Account, such as:

• Custodian and Independent Registered Public Accounting Firm;

• Underwriter; and

• Financial Statements

APPENDIX A
CONDENSED FINANCIAL INFORMATION
Selected Data for Accumulation Units Outstanding Throughout Each Period
For the Periods Ended December 31
Investment Division (1.25)	2009	2008	2007	2006	2005	2004	2003	2002	2001	2000
FIDELITY VIP CONTRAFUND
Value at beginning of period	12.47	22.47	18.92	17.15	14.85	13.02	10.26	11.46	13.23	14.35
Value at end of period	16.72	12.47	22.47	18.92	17.15	14.85	13.02	10.26	11.46	13.23
Number of accumulation units outstanding at end of period	5,973	7,343	8,005	9,453	10,879	13,018	12,839	15,923	25,897	33,124
MAXIM AGGRESSIVE PROFILE I
Value at beginning of period	10.87	18.37	17.36	15.21	14.16	12.27	9.51	11.69	12.56	13.65
Value at end of period	14.28	10.87	18.37	17.36	15.21	14.16	12.27	9.51	11.69	12.56
Number of accumulation units outstanding at end of period	2,378	3,370	4,245	3,382	1,151	1,025	3,427	4,426	6,176	6,417
MAXIM ARIEL MIDCAP VALUE
Value at beginning of period	22.72	38.59	39.56	35.98	35.24	31.78	24.83	28.18	24.15	20.60
Value at end of period	36.56	22.72	38.59	39.56	35.98	35.24	31.78	24.83	28.18	24.15
Number of accumulation units outstanding at end of period	11,554	12,751	16,199	17,646	23,248	26,967	28,088	27,764	30,078	29,343
MAXIM ARIEL SMALL-CAP VALUE
Value at beginning of period	19.42	36.37	37.77	33.98	34.57	28.65	22.45	24.25	21.24	16.98
Value at end of period	31.88	19.42	36.37	37.77	33.98	34.57	28.65	22.45	24.25	21.24
Number of accumulation units outstanding at end of period	3,971	4,411	5,959	7,082	8,002	8,024	7,607	10,923	6,514	2,879
MAXIM BOND INDEX
Value at beginning of period	12.76	12.15	11.52	11.24	11.15	10.93	10.74	10.00
Value at end of period	13.38	12.76	12.15	11.52	11.24	11.15	10.93	10.74
Number of accumulation units outstanding at end of period	3,545	3,847	10,096	4,710	4,306	4,374	4,610	3,557
MAXIM CONSERVATIVE PROFILE I
Value at beginning of period	12.94	15.21	14.58	13.70	13.31	12.61	11.47	11.69	11.51	11.01
Value at end of period	15.39	12.94	15.21	14.58	13.70	13.31	12.61	11.47	11.69	11.51
Number of accumulation units outstanding at end of period	894	894	595	595	3,012	3,012	3,012	2,011	8,012	10,796
MAXIM INDEX 600
Value at beginning of period	22.08	32.56	33.25	29.38	27.79	23.11	16.94	20.24	19.37	17.79
Value at end of period	27.25	22.08	32.56	33.25	29.38	27.79	23.11	16.94	20.24	19.37
Number of accumulation units outstanding at end of period	7,642	10,277	11,275	14,092	16,645	17,845	16,092	13,926	17,208	18,670
MAXIM INVESCO ADR
Value at beginning of period	15.96	27.05	25.48	20.83	18.95	16.04	12.37	14.42	17.50	19.72
Value at end of period	20.59	15.96	27.05	25.48	20.83	18.95	16.04	12.37	14.42	17.50
Number of accumulation units outstanding at end of period	12,101	13,607	17,739	21,614	20,938	18,197	20,146	16,951	20,956	23,147
MAXIM LOOMIS SAYLES BOND
Value at beginning of period	23.15	29.96	28.06	25.58	24.97	22.78	17.73	16.16	15.96	15.45
Value at end of period	31.65	23.15	29.96	28.06	25.58	24.97	22.78	17.73	16.16	15.96
Number of accumulation units outstanding at end of period	5,656	6,464	6,917	9,213	12,227	15,128	14,064	14,888	52,542	56,967
MAXIM MODERATE PROFILE I
Value at beginning of period	12.96	17.10	16.17	14.62	13.93	12.66	10.67	11.81	12.30	12.63
Value at end of period	15.92	12.96	17.10	16.17	14.62	13.93	12.66	10.67	11.81	12.30
Number of accumulation units outstanding at end of period	12,673	12,769	19,301	20,120	37,438	41,394	44,389	24,329	24,656	23,877
MAXIM MODERATELY AGGRESSIVE PROFILE I
Value at beginning of period	12.36	17.94	16.94	15.08	14.18	12.66	10.34	11.91	12.64	13.38
Value at end of period	15.70	12.36	17.94	16.94	15.08	14.18	12.66	10.34	11.91	12.64
Number of accumulation units outstanding at end of period	2,697	3,813	6,027	5,408	12,522	14,121	16,962	13,911	37,412	30,244
MAXIM MODERATELY CONSERVATIVE PROFILE I
Value at beginning of period	12.55	15.52	14.77	13.61	13.01	12.01	10.44	11.17	11.34	11.54
Value at end of period	15.14	12.55	15.52	14.77	13.61	13.01	12.01	10.44	11.17	11.34
Number of accumulation units outstanding at end of period	4,453	4,487	5,535	2,605	2,984	2,922	2,852	877	4,173	5,753
MAXIM MONEY MARKET
Value at beginning of period	13.71	13.63	13.18	12.76	12.57	12.61	12.68	12.66	12.36	11.80
Value at end of period	13.54	13.71	13.63	13.18	12.76	12.57	12.61	12.68	12.66	12.36
Number of accumulation units outstanding at end of period	59,981	64,681	66,097	99,869	65,964	72,990	97,844	110,458	112,573	85,500
MAXIM SMALL-CAP GROWTH
Value at beginning of period	16.32	28.14	25.39	25.04	24.24	23.15	17.90	26.26	34.47	39.84
Value at end of period	21.30	16.32	28.14	25.39	25.04	24.24	23.15	17.90	26.26	34.47
Number of accumulation units outstanding at end of period	6,565	7,243	11,090	12,752	15,450	19,753	23,915	25,685	38,392	46,875
MAXIM STOCK INDEX
Value at beginning of period	19.45	31.40	30.24	26.70	25.74	23.53	18.56	24.07	27.60	30.35
Value at end of period	24.35	19.45	31.40	30.24	26.70	25.74	23.53	18.56	24.07	27.60
Number of accumulation units outstanding at end of period	26,385	29,423	34,421	73,268	78,956	91,037	105,025	107,411	137,794	156,654
MAXIM T. ROWE PRICE EQUITY/INCOME
Value at beginning of period	22.42	35.58	34.90	29.67	28.85	25.39	20.45	23.84	23.75	21.30
Value at end of period	27.72	22.42	35.58	34.90	29.67	28.85	25.39	20.45	23.84	23.75
Number of accumulation units outstanding at end of period	18,698	21,281	24,935	29,263	37,594	39,929	46,571	43,736	50,304	55,601
MAXIM T.ROWE PRICE MIDCAP GROWTH
Value at beginning of period	15.63	26.78	22.99	21.81	19.35	16.59	12.19	15.82	16.21	15.29
Value at end of period	22.36	15.63	26.78	22.99	21.81	19.35	16.59	12.19	15.82	16.21
Number of accumulation units outstanding at end of period	10,336	10,688	11,445	17,435	21,897	24,281	23,154	24,170	36,668	39,552
MAXIM U.S. GOVERNMENT MORTGAGE SECURITIES
Value at beginning of period	19.20	18.26	17.36	16.85	16.70	16.27	16.06	14.81	14.01	12.83
Value at end of period	20.10	19.20	18.26	17.36	16.85	16.70	16.27	16.06	14.81	14.01
Number of accumulation units outstanding at end of period	7,732	7,920	4,843	7,964	12,932	15,586	19,264	21,503	14,175	10,223

APPENDIX B - CALCULATION OF THE NET INVESTMENT FACTOR

The Net Investment Factor for each Variable Sub-Account for any Valuation Period is determined by dividing (a) by (b), and subtracting (c) from the result where:

(a) is the net result of:

(i)	the net asset value per share of the Eligible Fund shares determined as of the end of the current Valuation Period, plus

(ii)
the per share amount of any dividend (or, if applicable, capital gain distributions) made by the Eligible Fund on shares if the "ex-dividend" date occurs during the current Valuation Period, minus or plus

(iii)
a per unit charge or credit for any taxes incurred by or provided for in the Variable Sub-Account, which is determined by Great-West to have resulted from the investment operations of the Variable Sub-Account; and

(b) is the net asset value per share of the Eligible Fund shares determined as of the end of the immediately preceding Valuation Period, and

(c) is an amount representing the Mortality and Expense Risk Charge deducted from each Variable Sub-Account on a daily basis. Such amount is equal to an annual rate of 1.25%.

The Net Investment Factor may be greater than, less than, or equal to one. Therefore, the Accumulation Unit Value may increase, decrease or remain unchanged.

The net asset value per share referred to in paragraphs (a) (i) and (b) above, reflect the investment performance of the Eligible Fund as well as the payment of Eligible Fund expenses.

MAXIM SERIES ACCOUNT

+   Maximum Value Plan

Individual Flexible Premium Variable Annuity Contracts

issued by

Great-West Life & Annuity Insurance Company
8515 E. Orchard Road
Greenwood Village, Colorado 80111
Telephone:  (800) 228-8706

STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus, dated May 1, 2010 , which is available without charge by contacting Great-West Life & Annuity Insurance Company (“Great-West”) at the above address or at the above telephone number.

May 1, 2010

TABLE OF CONTENTS

 Page

CUSTODIAN AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
UNDERWRITER
FINANCIAL STATEMENTS

CUSTODIAN AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

A.           Custodian

The assets of Maxim Series Account (the “Series Account”)  of Great-West Life & Annuity Insurance Company (“Great-West”) (the “Series Account”) are held by Great-West.  The assets of the Series Account are kept physically segregated and held separate and apart from the general account of Great-West.  Great-West maintains records of all purchases and redemptions of shares of the Eligible Funds.  Additional protection for the assets of the Series Account is afforded by blanket fidelity bonds issued to The Great-West Life Assurance Company in the amount of $50 million (Canadian), per occurrence, which covers all officers and employees of Great-West.

B.           Independent Registered Public Accounting Firm

The public accounting firm of Deloitte & Touche LLP performs certain auditing services for Great-West and the Series Account.  The principal business address of Deloitte & Touche LLP is 555 Seventeenth Street, Suite 3600, Denver, Colorado 80202-3942.

The financial statements of each of the investment divisions of the Maxim Series Account of Great-West Life & Annuity Insurance Company and the consolidated financial statements of Great-West Life & Annuity Insurance Company and subsidiaries included in this Prospectus and elsewhere in the Registration Statement have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their reports appearing herein and elsewhere in the Registration Statement which report expresses an unqualified opinion on the consolidated financial statements and financial statement schedule of Great-West Life & Annuity Insurance Company and subsidiaries and includes an explanatory paragraph referring to the change in accounting for the recognition and presentation of other-than-temporary impairments for certain investments, as required by accounting guidance adopted on April 1, 2009, and both have been so included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.

UNDERWRITER

The offering of the Contracts is made on a continuous basis by GWFS Equities, Inc. (“GWFS Equities”), a wholly owned subsidiary of Great-West.  Prior to 1996, the Contracts were offered through an affiliate of Great-West.  GWFS Equities received no commissions from Great-West in the  last three fiscal years.

FINANCIAL STATEMENTS

The consolidated financial statements of Great-West as contained herein should be considered only as bearing upon Great-West's ability to meet its obligations under the Contracts, and they should not be considered as bearing on the investment performance of the Series Account.  The variable interest of Contract Owners under the Contracts is affected solely by the investment results of the investment divisions of the Series Account.

Great-West Life & Annuity
Insurance Company
(a wholly-owned subsidiary of
GWL&A Financial Inc.)
Consolidated Balance Sheets as of December 31, 2009 and 2008 and Related Consolidated Statements of Income, Statements of Stockholder’s Equity and Statements of Cash Flows for Each of the Three Years in the Period Ended December 31, 2009 and Report of Independent Registered Public Accounting Firm

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholder of
Great-West Life & Annuity Insurance Company
Greenwood Village, Colorado

We have audited the accompanying consolidated balance sheets of Great-West Life & Annuity Insurance Company and subsidiaries (the “Company”) as of December 31, 2009 and 2008, and the related consolidated statements of income, stockholder’s equity, and cash flows for each of the three years in the period ended December 31, 2009.  Our audits also included the financial statement schedule listed in the Index at Item 15.  These consolidated financial statements and financial statement schedule are the responsibility of the Company’s management.  Our responsibility is to express an opinion on the consolidated financial statements and financial statement schedule based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of Great-West Life & Annuity Insurance Company and subsidiaries as of December 31, 2009 and 2008, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2009, in conformity with accounting principles generally accepted in the United States of America.  Also, in our opinion, such financial statement schedule, when considered in relation to the basic consolidated financial statements taken as a whole, presents fairly in all material respects the information set forth therein.

As discussed in Note 2, the Company changed its accounting for the recognition and presentation of other-than-temporary impairments for certain investments, as required by accounting guidance adopted on April 1, 2009.

/s/ DELOITTE & TOUCHE LLP

Denver, Colorado
February 19, 2010

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Consolidated Balance Sheets
December 31, 2009 and 2008
(In Thousands, Except Share Amounts)

	December 31,
	2009	2008
Assets
Investments:
Fixed maturities, available-for-sale, at fair value (amortized cost $14,117,799 and $13,394,675)	$13,917,813	$11,973,536
Fixed maturities, held for trading, at fair value (amortized cost $135,425 and $39,803)	140,174	38,834
Mortgage loans on real estate (net of allowances of $14,854 and $8,834)	1,554,132	1,380,101
Equity investments, available-for-sale, at fair value (cost $18,860 and $16,330)	25,679	17,790
Policy loans	3,971,833	3,979,094
Short-term investments, available-for-sale (cost approximates fair value)	488,480	366,370
Limited partnership and limited liability corporation interests	253,605	293,956
Other investments	24,312	31,992
Total investments	20,376,028	18,081,673

Other assets:
Cash	170,978	28,352
Reinsurance receivable	573,963	546,491
Deferred acquisition costs and value of business acquired	481,044	714,031
Investment income due and accrued	225,449	145,775
Premiums in course of collection	9,015	8,309
Deferred income taxes	125,878	577,799
Collateral under securities lending agreements	38,296	43,205
Due from parent and affiliates	196,697	41,793
Goodwill	105,255	105,255
Other intangible assets	29,632	33,824
Other assets	491,471	603,091
Assets of discontinued operations	87,719	124,089
Separate account assets	18,886,901	15,121,943
Total assets	$41,798,326	$36,175,630

See notes to consolidated financial statements.	(Continued)

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Consolidated Balance Sheets
December 31, 2009 and 2008
(In Thousands, Except Share Amounts)

	December 31,
	2009	2008
Liabilities and stockholder's equity
Policy benefit liabilities:
Future policy benefits	$18,972,560	$18,105,648
Policy and contract claims	286,176	290,288
Policyholders' funds	358,795	320,320
Provision for policyholders' dividends	69,494	70,700
Undistributed earnings on participating business	3,580	1,614
Total policy benefit liabilities	19,690,605	18,788,570

General liabilities:
Due to parent and affiliates	537,563	533,870
Repurchase agreements	491,338	202,079
Commercial paper	97,613	97,167
Payable under securities lending agreements	38,296	43,205
Other liabilities	618,508	655,576
Liabilities of discontinued operations	87,719	124,089
Separate account liabilities	18,886,901	15,121,943
Total liabilities	40,448,543	35,566,499

Commitments and contingencies (Note 20)

Stockholder's equity:
Preferred stock, $1 par value, 50,000,000 shares authorized; none issued and outstanding	-	-
Common stock, $1 par value, 50,000,000 shares authorized; 7,032,000 shares issued and outstanding	7,032	7,032
Additional paid-in capital	761,330	756,912
Accumulated other comprehensive income (loss)	(132,721)	(762,673)
Retained earnings	714,142	607,860
Total stockholder's equity	1,349,783	609,131
Total liabilities and stockholder's equity	$41,798,326	$36,175,630

See notes to consolidated financial statements.	(Concluded)

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Consolidated Statements of Income
Years Ended December 31, 2009, 2008 and 2007
(In Thousands)

	Year Ended December 31,
	2009	2008	2007
Revenues:
Premium income, net of premiums ceded of $48,761, $37,176 and $1,432,360	$560,252	$525,137	$(857,267)
Fee income	386,201	429,221	463,265
Net investment income	1,149,084	1,078,469	1,139,541
Realized investment gains (losses), net:
Total other-than-temporary losses recognized	(112,764)	(91,398)	(34,874)
Less: Non-credit portion of other-than-temporary losses transferred to and recognized in other comprehensive income	13,422	-	-
Net other-than-temporary losses recognized in earnings	(99,342)	(91,398)	(34,874)
Other realized investment gains, net	31,802	69,702	32,846
Total realized investment gains (losses), net	(67,540)	(21,696)	(2,028)
Total revenues	2,027,997	2,011,131	743,511
Benefits and expenses:
Life and other policy benefits, net of reinsurance recoveries of $47,077, $42,380and $39,640	590,456	605,111	624,381
Increase (decrease) in future policy benefits	109,728	(38,354)	(1,460,523)
Interest paid or credited to contractholders	552,620	515,428	497,438
Provision (benefit) for policyholders' share of earnings on participating business (Note 4)	1,245	(206,415)	20,296
Dividends to policyholders	72,755	71,818	93,544
Total benefits	1,326,804	947,588	(224,864)
General insurance expenses	429,143	429,695	432,426
Amortization of deferred acquisition costs and value of business acquired	65,998	52,699	135,570
Interest expense	37,508	39,804	41,713
Total benefits and expenses, net	1,859,453	1,469,786	384,845
Income from continuing operations before income taxes	168,544	541,345	358,666
Income tax expense	46,108	95,838	118,791
Income from continuing operations	122,436	445,507	239,875
Income from discontinued operations, net of income taxes of $ - , $388,836and $85,707	-	652,788	178,853
Net income	$122,436	$1,098,295	$418,728

See notes to consolidated financial statements.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Consolidated Statements of Stockholder's Equity
Years Ended December 31, 2009, 2008 and 2007
(In Thousands)

			Accumulated Other
			Comprehensive Income (Loss)
	Common	Additional Paid-in	Unrealized Gains (Losses)	Employee Benefit Plan	Retained
	Stock	Capital	on Securities	Adjustments	Earnings	Total
Balances, January 1, 2007	$7,032	$737,857	$(15,708)	$(30,829)	$1,474,517	$2,172,869
Net income					418,728	418,728
Other comprehensive income (loss), net of income taxes:
Net change in unrealized gains			9,903			9,903
Employee benefit plan adjustment				34,998		34,998
Total comprehensive income						463,629
Impact of adopting ASC section 815-15-25 "Derivatives and Hedging - Embedded Derivatives - Recognition" to derivative instruments			118		(3)	115
Impact of adopting ASC section 740-10-25 "Income
Taxes - Overall - Recognition" to accounting for income tax uncertainties					(6,195)	(6,195)
Dividends					(604,983)	(604,983)
Capital contribution - stock-based compensation		3,816				3,816
Income tax benefit on stock-based compensation		5,860				5,860
Balances, December 31, 2007	7,032	747,533	(5,687)	4,169	1,282,064	2,035,111
Net income					1,098,295	1,098,295
Other comprehensive income (loss), net of income taxes:
Net change in unrealized gains (losses)			(685,907)			(685,907)
Employee benefit plan adjustment				(75,248)		(75,248)
Total comprehensive income						337,140
Impact of adopting ASC section 715-20-65 "Defined
Benefit Plans" measurement date provisions					(206)	(206)
Dividends					(1,772,293)	(1,772,293)
Capital contribution - stock-based compensation		5,123				5,123
Income tax benefit on stock-based compensation		4,256				4,256
Balances, December 31, 2008	7,032	756,912	(691,594)	(71,079)	607,860	609,131
Net income					122,436	122,436
Other comprehensive income (loss), net of income taxes:
Non-credit component of impaired losses on fixed maturities available-for-sale			(4,367)			(4,367)
Net change in unrealized gains (losses)			614,379			614,379
Employee benefit plan adjustment				28,468		28,468
Total comprehensive income						760,916
Impact of adopting ASC section 320-10-65 "Investments -
Debt and Equity Securities" on available-for-sale securities, net of tax			(8,528)		8,528	-
Dividends					(24,682)	(24,682)
Capital contribution - stock-based compensation		2,181				2,181
Income tax benefit on stock-based compensation		2,237				2,237
Balances, December 31, 2009	$7,032	$761,330	$(90,110)	$(42,611)	$714,142	$1,349,783

See notes to consolidated financial statements.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Consolidated Statements of Cash Flows
Years Ended December 31, 2009, 2008 and 2007
(In Thousands)

	Year Ended December 31,
	2009	2008	2007
Cash flows from operating activities:
Net income	$122,436	$1,098,295	$418,728
Adjustments to reconcile net income to net cash provided by (used in) operating activities:
Earnings allocated to participating policyholders	1,245	(206,415)	20,296
Amortization of premiums / (accretion) of discounts on investments, net	(59,048)	(55,161)	(58,067)
Net realized (gains) losses on investments	67,540	24,205	(2,155)
Net purchases of trading securities	(97,474)	(18,869)	(20,825)
Interest credited to contractholders	546,429	510,996	493,049
Depreciation and amortization	83,951	75,220	176,560
Deferral of acquisition costs	(80,977)	(65,108)	(73,062)
Deferred income taxes	125,525	5,525	(5,239)
Income from discontinued operations	-	(681,528)	-
Changes in assets and liabilities:
Policy benefit liabilities	59,227	(325,306)	(407,250)
Reinsurance receivable	8,898	(158,532)	(106,382)
Accrued interest and other receivables	(80,380)	(8,388)	26,695
Other, net	(86,254)	138,089	46,513
Net cash provided by operating activities	611,118	333,023	508,861

Cash flows from investing activities:
Proceeds from sales, maturities and redemptions of investments:
Fixed maturities available-for-sale	3,625,569	4,056,869	4,052,791
Mortgage loans on real estate	96,258	112,760	159,959
Equity investments and other limited partnership interests	52,144	46,860	51,596
Purchases of investments:
Fixed maturities available-for-sale	(4,026,580)	(3,742,716)	(4,015,650)
Mortgage loans on real estate	(282,252)	(297,715)	(228,746)
Equity investments and other limited partnership interests	(14,316)	(13,421)	(35,372)
Acquisitions, net of cash acquired	-	-	(15,208)
Net change in short-term investments	(400,781)	81,143	1,132,840
Net change in repurchase agreements	289,259	63,542	(625,242)
Other, net	101,734	(98,662)	(36,643)
Proceeds from the disposition of Healthcare segment, net of cash disposed, direct expenses and income taxes	-	846,759	-
Net cash provided by (used in) investing activities	(558,965)	1,055,419	440,325

See notes to consolidated financial statements.	(Continued)

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Consolidated Statements of Cash Flows
Years Ended December 31, 2009, 2008 and 2007
(In Thousands)

	Year Ended December 31,
	2009	2008	2007
Cash flows from financing activities:
Contract deposits	$1,921,471	$1,921,238	$1,228,154
Contract withdrawals	(1,660,454)	(1,465,420)	(1,491,994)
Change in due to parent and affiliates	(168,402)	(6,389)	(31,483)
Dividends paid	(24,682)	(1,772,293)	(604,983)
Net commercial paper borrowings	446	1,500	647
Change in bank overdrafts	19,857	(108,418)	(23,523)
Income tax benefit of stock option exercises	2,237	4,256	5,860
Net cash used in financing activities	90,473	(1,425,526)	(917,322)

Net increase (decrease) in cash	142,626	(37,084)	31,864
Cash, continuing and discontinued operations, beginning of year	28,352	65,436	33,572
Cash, continuing and discontinued operations, end of year	170,978	28,352	65,436
Less cash, discontinued operations, end of year	-	-	(10,622)
Cash, end of year	$170,978	$28,352	$54,814

Supplemental disclosures of cash flow information:
Net cash paid (received) during the year for:
Income taxes	$(44,878)	$390,897	$121,847
Income tax payments withheld and remitted to taxing authorities	55,055	56,637	53,264
Interest	37,508	39,804	41,713

Non-cash investing and financing transactions during the years:
Share-based compensation expense	$2,181	$5,123	$3,816
Return of invested reinsurnace assets to The Canada Life Assurance Company (See Note 5)	-	-	1,608,909
Fair value of assets acquired in settlement of fixed maturity investments	-	6,388	-

See notes to consolidated financial statements.	(Concluded)

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2009, 2008 and 2007
(Dollars in Thousands)

1. Organization, Basis of Presentation and Significant Accounting Policies

Organization - Great-West Life & Annuity Insurance Company (“GWLA”) and its subsidiaries (collectively, the “Company”) is a direct wholly-owned subsidiary of GWL&A Financial Inc. (“GWL&A Financial”), a holding company formed in 1998.  GWL&A Financial is a wholly-owned subsidiary of Great-West Lifeco U.S. Inc. (“Lifeco U.S.”) and an indirect wholly-owned subsidiary of Great-West Lifeco Inc. (“Lifeco”).  The Company offers a wide range of life insurance, retirement and investment products to individuals, businesses and other private and public organizations throughout the United States.  The Company is an insurance company domiciled in the State of Colorado and is subject to regulation by the Colorado Division of Insurance.

Basis of presentation - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Significant estimates are required to account for valuation of investments and other-than-temporary impairments, recognition of income on certain investments, valuation and accounting for derivative instruments, goodwill, deferred acquisition costs and value of business acquired, policy and contract benefits and claims, employee benefits plans and taxes on income.  Actual results could differ from those estimates.

The consolidated financial statements include the accounts of the Company and its subsidiaries.  Intercompany transactions and balances have been eliminated in consolidation.

Significant Accounting Policies

Investments - Investments are reported as follows:

1.
The Company classifies the majority of its fixed maturity and all of its equity investments as available-for-sale and records them at fair value with the related net unrealized gain or loss, net of policyholder related amounts and deferred taxes, in accumulated other comprehensive income (loss) in the stockholder’s equity section of the consolidated balance sheets. Net unrealized gains and losses related to participating contract policies that cannot be distributed are recorded as undistributed earnings on participating business in the Company’s consolidated balance sheets.  The Company recognizes the acquisition of its fixed maturity and equity investments on a trade date basis.

Premiums and discounts are recognized as a component of net investment income using the scientific interest method. Realized gains and losses are included in net realized investment gains (losses). Declines in value determined to be other-than-temporary are included in total other-than-temporary impairment losses recognized.

The Company purchases fixed maturity securities which are classified as held for trading.  Assets in the held for trading category are carried at fair value with changes in fair value reported in net investment income.

The recognition of income on certain investments (e.g. loan-backed securities, including mortgage-backed and asset-backed securities) is dependent upon market conditions, which may result in prepayments and changes in amounts to be earned.  Prepayments on all mortgage-backed and asset-backed securities are monitored monthly and amortization of the premium and/or the accretion of the discount associated with the purchase of such securities are adjusted by such prepayments.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2009, 2008 and 2007
(Dollars in Thousands)

2.
Mortgage loans on real estate are commercial loans and are carried at their unpaid balances adjusted for any unamortized premiums or discounts and allowances for credit losses.  Interest income is accrued on the unpaid principal balance.  Discounts and premiums are amortized to net investment income using the scientific interest method.  Accrual of interest is discontinued on any impaired loans where collection of interest is doubtful.

The Company maintains an allowance for credit losses at a level that, in management’s opinion, is sufficient to absorb credit losses on its impaired loans.  Management’s judgment is based upon  situational analysis of each individual loan and may consider past loss experience and current and projected economic conditions.  The measurement of impaired loans is based upon the fair value of the underlying collateral.

3.
Equity investments classified as available-for-sale are carried at fair value with net unrealized gains and losses, net of deferred taxes, reported as accumulated other comprehensive income (loss) in the stockholder’s equity section of the Company’s consolidated balance sheets.  The Company uses the equity method of accounting for investments in which it has more than a minor interest and has influence in the entity’s operating and financial policies, but does not have a controlling interest.  Realized gains and losses are included in net realized gains (losses) on investments. Declines in value, determined to be other-than-temporary, are included in total other-than-temporary impairment losses recognized.

4.
Limited partnership interests are accounted for using the cost method of accounting.  The Company uses this method since it has a minor equity interest and virtually no influence over the entity’s operations.  Also included in limited partnership interests are limited partnerships established for the purpose of investing in low-income housing that qualify for federal and state tax credits.  These securities are carried at amortized cost as determined using the effective yield method.

5.	Policy loans are carried at their unpaid balances.

6.
Short-term investments include securities purchased with initial maturities of one year or less and are carried at amortized cost, which approximates fair value.  The Company classifies its short-term investments as available-for-sale.

7.	Gains and losses realized on disposal of investments are determined on a specific identification basis. See item 10 below for a description of realization of other-than-temporary impairments.

8.
The Company may employ a trading strategy that involves the sale of securities with a simultaneous agreement to repurchase similar securities at a future date at an agreed-upon price.  Proceeds of the sale are reinvested in other securities and may enhance the current yield and total return.  The difference between the sales price and the future repurchase price is recorded as an adjustment to net investment income.  During the period between the sale and repurchase, the Company will not be entitled to receive interest and principal payments on the securities sold.  Losses may arise from changes in the value of the securities or if the counterparty enters bankruptcy proceedings or becomes insolvent.  In such cases, the Company’s right to repurchase the security may be restricted.  Amounts owed to brokers under these arrangements are included in repurchase agreements in the accompanying consolidated balance sheets. The liability is collateralized by securities with approximately the same fair value.

9.
The Company receives collateral for lending securities that are held as part of its investment portfolio.  The Company requires collateral in an amount greater than or equal to 102% of the market value of domestic securities loaned and 105% of foreign securities loaned.  Such collateral is used to replace the securities loaned in event of default by the borrower.  The Company’s securities lending transactions are accounted for as collateralized borrowings.  Collateral is defined as government securities, letters of credit and/or cash collateral.  The borrower can return and the Company can request the loaned securities at any time.  The Company maintains ownership of the loaned securities at all times and is entitled to receive from the borrower any payments for interest or dividends received on such securities during the loan term.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2009, 2008 and 2007
(Dollars in Thousands)

10.
One of the significant estimates inherent in the valuation of investments is the evaluation of investments for other-than-temporary impairments.  The evaluation of impairments is a quantitative and qualitative process, which is subject to risks and uncertainties and is intended to determine whether declines in the fair value of investments should be recognized in current period earnings.  The risks and uncertainties include changes in general economic conditions, the issuer’s financial condition or near term recovery prospects, the effects of changes in interest rates or credit spreads and the recovery period.  The Company’s accounting policy requires that a decline in the value of a security below its cost or amortized cost basis be assessed to determine if the decline is other-than-temporary.  If management either (a) has the intent to sell the fixed maturity investment or (b) it is more likely than not the Company will be required to sell the fixed maturity investment before its anticipated recovery, a charge is recorded in net realized losses on investments equal to the difference between the fair value and cost or amortized cost basis of the security.  If management does not intend to sell the security and it is not more likely than not the Company will be required to sell the fixed maturity investment before recovery of its amortized cost basis, but the present value of the cash flows expected to be collected (discounted at the effective interest rate implicit in the fixed maturity investment prior to impairment) is less than the amortized cost basis of the fixed maturity investment (referred to as the credit loss portion), an other-than-temporary impairment is considered to have occurred.  In this instance, total other-than-temporary impairment is bifurcated into two components: the amount related to the credit loss, which is recognized in earnings; and the amount attributed to other factors (referred to as the non-credit portion), which is recognized as a separate component in accumulated other comprehensive income (loss).  After the recognition of an other-than-temporary impairment, the fixed maturity investment is accounted for as if it had been purchased on the measurement date of the other-than-temporary impairment, with an amortized cost basis equal to the previous amortized cost basis less the other-than-temporary impairment recognized in earnings.

If management does not have the ability and intent to hold an impaired available-for-sale equity investment for a period of time sufficient to allow for the recovery of its value to an amount equal or greater than its cost, then the investment shall be deemed other-than-temporarily impaired.  An impairment loss is recorded in earnings for the difference between the equity investment’s cost and fair value at the balance sheet date of the reporting period for which the assessment is made.

Derivative financial instruments - All derivatives, whether designated in hedging relationships or not, are recorded on the consolidated balance sheets in other assets and other liabilities at fair value.  Accounting for the ongoing changes in the fair value of a derivative depends upon the intended use of the derivative and its designation as determined when the derivative contract is entered into.  If the derivative is designated as a fair value hedge, the changes in its fair value and of the fair value of the hedged item attributable to the hedged risk are recognized in earnings in net investment income.  If the derivative is designated as a cash flow hedge, the effective portions of the changes in the fair value of the derivative are recorded in accumulated other comprehensive income (loss) in the Company’s consolidated balance sheets and are recognized in the consolidated income statements when the hedged item affects earnings.  Changes in the fair value of derivatives not qualifying for hedge accounting and the over effective portion of cash flow hedges are recognized in net investment income in the period of the change.  Certain derivatives in a net asset position have cash pledged as collateral to the Company in accordance with the collateral support agreements with the counterparty. This collateral is held directly by the Company.  This unrestricted cash collateral is included in other assets and the obligation to return is included in other liabilities.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2009, 2008 and 2007
(Dollars in Thousands)

Cash - Cash includes only amounts in demand deposit accounts.

Bank overdrafts - The Company’s cash management system provides for the reimbursement of all major bank disbursement accounts on a daily basis.  Checks issued but not yet presented to banks for payment can result in overdraft balances for accounting purposes and are included in other liabilities in the accompanying consolidated balance sheets.  At December 31, 2009 and 2008, these liabilities were $28,674 and $8,817, respectively.

Internal use software – Purchased software costs, as well as certain internal and external costs incurred to develop internal use computer software during the application development stage are capitalized.  Capitalized internal use software development costs, net of accumulated amortization, in the amounts of $20,590 and $14,944, are included in other assets at December 31, 2009 and 2008, respectively.  The Company capitalized $8,014, $2,324 and $3,504 of internal use software development costs during the years ended December 31, 2009, 2008 and 2007, respectively.

Deferred acquisition costs and value of business acquired - Deferred acquisition costs (“DAC”), which primarily consists of sales commissions and costs associated with the Company’s sales representatives related to the production of new business or through the acquisition of insurance or annuity contracts through indemnity reinsurance transactions, have been deferred to the extent recoverable.  The value of business acquired (“VOBA”) represents the estimated fair value of insurance or annuity contracts acquired either directly through the acquisition of another insurance company or through the acquisition of insurance or annuity contracts through assumption reinsurance transactions.  The recoverability of such costs is dependent upon the future profitability of the related business.  DAC and VOBA associated with the annuity products and flexible premium universal life insurance products are being amortized over the life of the contracts in proportion to the emergence of gross profits.  Retrospective adjustments of these amounts are made when the Company revises its estimates of current or future gross profits.  DAC and VOBA associated with traditional life insurance are amortized over the premium-paying period of the related policies in proportion to premium revenues recognized.  See Note 9 for additional information regarding deferred acquisition costs and the value of business acquired.

Goodwill and other intangible assets - Goodwill is the excess of cost over the fair value of assets acquired and liabilities assumed in connection with an acquisition and is considered an indefinite lived asset and therefore is not amortized.  The Company tests goodwill for impairment annually or more frequently if events or circumstances indicate that there may be justification for conducting an interim test.  If the carrying value of goodwill exceeds its fair value, the excess is recognized as an impairment and recorded as a charge against net income in the period in which the impairment is identified.  There were no impairments of goodwill recognized during the years ended December 31, 2009, 2008 or 2007.

Other intangible assets represent the estimated fair value of the portion of the purchase price that was allocated to the value of customer relationships and preferred provider relationships in various acquisitions.  These intangible assets have been assigned values using various methodologies, including present value of projected future cash flows, analysis of similar transactions that have occurred or could be expected to occur in the market, and replacement or reproduction cost.  The initial valuations of these intangible assets were supported by an independent valuation study that was commissioned by the Company and executed by qualified valuation experts.  Other identified intangible assets with finite lives are amortized over their estimated useful lives, which initially ranged from 4 to 14 years (weighted average 13 years), primarily based upon the cash flows generated by these assets.

Separate accounts - Separate account assets and related liabilities are carried at fair value in the accompanying consolidated balance sheets.  The Company’s separate accounts invest in shares of Maxim Series Fund, Inc. and Putnam Funds, open-end management investment companies, which are affiliates of the Company, and shares of other non-affiliated mutual funds and government and corporate bonds.  Investment income and realized capital gains and losses of the separate accounts accrue directly to the contractholders and, therefore, are not included in the Company’s consolidated statements of income.  Revenues to the Company from the separate accounts consist of contract maintenance fees, administrative fees and mortality and expense risk charges.  The Company’s separate accounts include mutual funds or other investment options that purchase guaranteed interest annuity contracts issued by the Company.  During the years ended December 31, 2009 and 2008, these purchases totaled $149,302 and $64,723, respectively.  As the general account investment contracts are also included in the separate account balances in the accompanying consolidated balance sheets, the Company has reduced the separate account assets and liabilities by $364,233 and $265,299 at December 31, 2009 and 2008, respectively, to eliminate these amounts in its consolidated balance sheets at those dates.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2009, 2008 and 2007
(Dollars in Thousands)

Life insurance and annuity future benefits - Life insurance and annuity future benefits with life contingencies in the amounts of $11,807,570 and $11,322,866 at December 31, 2009 and 2008, respectively, are computed on the basis of estimated mortality, investment yield, withdrawals, future maintenance and settlement expenses and retrospective experience rating premium refunds.  Annuity contract benefits without life contingencies in the amounts of $7,117,591 and $6,736,101 at December 31, 2009 and 2008, respectively, are established at the contractholder’s account value.

Reinsurance - The Company enters into reinsurance transactions as both a provider and purchaser of reinsurance.  In the normal course of its business, the Company seeks to limit its exposure to loss on any single insured and to recover a portion of benefits paid by ceding risks to other insurance enterprises under excess coverage and coinsurance contracts.  For each of its reinsurance agreements, the Company determines if the agreement provides indemnification against loss or liability relating to insurance risk in accordance with applicable accounting standards.  If the Company determines that a reinsurance agreement does not provide indemnification against loss or liability relating to insurance risk, the Company records the agreement using the deposit method of accounting.  The Company reviews all contractual features, particularly those that may limit the amount of insurance risk to which the reinsurer is subject or features that delay the timely reimbursement of claims.

Policy benefits and policy and contract claims ceded to other insurance companies are carried as a reinsurance receivable in the accompanying consolidated balance sheets.  The cost of reinsurance related to long duration contracts is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies.

Policy and contract claims - Policy and contract claims include provisions for claims incurred but not reported and claims in the process of settlement.  The provision for claims incurred but not reported is valued based primarily on the Company’s prior experience.  The claims in the process of settlement are valued in accordance with the terms of the related policies and contracts.

Participating business - The Company has participating policies in which the policyholder shares in the Company’s earnings through policyholder dividends that reflect the difference between the assumptions used in the premium charged and the actual experience on those policies.  The amount of dividends to be paid is determined by the Board of Directors.

Participating life and annuity policy benefits are $6,354,261 and $6,155,890 at December 31, 2009 and 2008, respectively.  Participating business approximates 9% of the Company’s individual life insurance in-force at December 31, 2009 and 2008 and 19%, 24% and 32% of individual life insurance premium income for the years ended December 31, 2009, 2008 and 2007, respectively.  The policyholder’s share of net income on participating policies that cannot be distributed is excluded from stockholder’s equity by a charge to operations and a credit to a liability.

The Company had established a Participating Policyholder Experience Account (“PPEA”) for the benefit of all participating policyholders, which was included in the accompanying consolidated balance sheets at December 31, 2007.  The Company had also established a Participation Fund Account (“PFA”) for the benefit of the participating policyholders previously assumed from The Great-West Life Assurance Company (“GWL”) under an assumption reinsurance transaction.  The PFA was part of the PPEA.  As discussed in Note 4, on January 1, 2008, the Company was no longer required to maintain the PPEA.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2009, 2008 and 2007
(Dollars in Thousands)

Recognition of premium and fee income and benefits and expenses - Life insurance premiums are recognized when due.  Annuity contract premiums with life contingencies are recognized as received.    Revenues for annuity and other contracts without significant life contingencies consist of contract charges for the cost of insurance and contract administration and surrender fees that have been assessed against the contract account balance during the period and are recognized when earned.  Fees from assets under management, which consist of contract maintenance fees, administration fees and mortality and expense risk charges, are recognized when due.  Benefits and expenses on policies with life contingencies are associated with earned premiums so as to result in recognition of profits over the life of the contracts.   Premiums and policyholder benefits and expenses are presented net of reinsurance.

Net investment income - Interest and dividend income from fixed maturities and mortgage loans on real estate is recognized when earned.  Net investment income on equity securities available-for-sale is primarily comprised of dividend income and is recognized on ex-dividend date.

Net realized gains and losses on investments and derivative financial instruments - Net realized gains and losses from investment sales are reported as a component of revenues and are determined on a specific identification basis.  Net realized gains and losses also result from the termination of derivative contracts prior to expiration that are not designated as hedges for accounting purposes and certain fair-value hedge relationships.  Impairments are recognized as other-than-temporary impairment losses when investment losses in value are deemed other-than-temporary.  Non-credit impairments are reclassified to accumulated other comprehensive income (loss).

Income taxes - Income taxes are recorded using the asset and liability method in which deferred tax assets and liabilities are recorded for expected future tax consequences of events that have been recognized in either the Company’s consolidated financial statements or consolidated tax returns.  In estimating future tax consequences, all expected future events, other than the enactments or changes in the tax laws or rules, are considered.  Although realization is not assured, management believes it is more likely than not that the deferred tax asset will be realized.

Share-based compensation - Lifeco maintains the Great-West Lifeco Inc. Stock Option Plan (the “Lifeco plan”) that provides for the granting of options on its common shares to certain of its officers and employees and those of its subsidiaries, including the Company.  The Company uses the fair value method to recognize the cost of share-based employee compensation under the Lifeco plan.

Regulatory requirements - In accordance with the requirements of the Colorado Division of Insurance, GWLA must demonstrate that it maintains adequate capital.  At December 31, 2009 and 2008, GWLA was in compliance with the requirement.  See Note 12.

In accordance with the requirements of the regulatory authorities in the states in which the Company conducts its business, it is required to maintain deposits with those authorities for the purpose of security for policy and contractholders.  The Company fulfills this requirement generally with the deposit of United States government obligations.

2.  Application of Recent Accounting Pronouncements

Recently adopted accounting pronouncements

In June 2009, the Financial Accounting Standards Board (the “FASB”) issued Statement of Financial Accounting Standards No. 168, “The FASB Accounting Standards CodificationTM and the Hierarchy of Generally Accepted Accounting Principles - a replacement of FASB Statement No. 162” (“SFAS No. 168”).  SFAS No. 168 establishes the FASB Accounting Standards CodificationTM (the “ASC”) as the single source of authoritative accounting principles recognized by the FASB to be applied in the preparation of financial statements in conformity with generally accepted accounting principles in the United States (“GAAP”) applied by nongovernmental entities.  All previously issued GAAP authoritative pronouncements are superseded and replaced by the ASC and are considered non-authoritative.  The ASC also established that rules and interpretative releases of the Securities and Exchange Commission (the “SEC”) under authority of federal securities laws are also sources of GAAP for SEC registrants.  SFAS No. 168 and the ASC are effective for interim or annual financial periods ending after September 15, 2009.  The Company adopted SFAS No. 168 and the ASC for its fiscal quarter ended September 30, 2009.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2009, 2008 and 2007
(Dollars in Thousands)

In February 2006, the FASB issued Statement of Financial Accounting Standards No. 155, “Accounting for Certain Hybrid Financial Instruments” (“SFAS No. 155”).  Effective July 1, 2009, SFAS No. 155 was superseded and replaced by certain provisions of ASC topic 815, “Derivatives and Hedging” (“ASC topic 815”). These provisions of ASC topic 815 permit any hybrid financial instrument that contains an embedded derivative that otherwise would require bifurcation to be carried at fair value in its entirety, with changes in fair value recognized in earnings.  In addition, these provisions of ASC topic 815 require that beneficial interests in securitized financial assets be analyzed to determine whether they are freestanding derivatives or contain an embedded derivative.  These provisions of ASC topic 815 are applicable to new or modified financial instruments in fiscal years beginning after September 15, 2006, however they may be applied to instruments that an entity holds at the date of adoption on an instrument-by-instrument basis.  The Company adopted these provisions on January 1, 2007.  The adoption increased stockholder’s equity by $115.

In June 2006, the FASB issued Financial Interpretation No. 48, “Accounting for Uncertainty in Income Taxes” (“FIN 48”).  Effective July 1, 2009, FIN 48 was superseded and replaced by certain provisions of ASC topic 740, “Income Taxes” (“ASC topic 740”).  These provisions of ASC topic 740 clarify the accounting for uncertainty in income taxes.  In addition, they prescribe a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken in a tax return.  They also provide guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition.  These provisions of ASC topic 740 are effective for fiscal years beginning after December 15, 2006. The Company adopted these provisions on January 1, 2007. The adoption decreased stockholder’s equity by $6,195.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS No. 157”).  Effective July 1, 2009, SFAS No. 157 was superseded and replaced by certain provisions of ASC topic 820, “Fair Value Measurements and Disclosures” (“ASC topic 820”).    These provisions enhance guidance for using fair value to measure assets and liabilities.  These provisions also provide expanded information about the extent to which a company measures assets and liabilities at fair value, the information used to measure fair value and the effect of fair value measurements on earnings.  These provisions of ASC topic 820 are applicable whenever other authoritative pronouncements require or permit assets or liabilities to be measured at fair value and are effective for fiscal years beginning after November 15, 2007.  The Company adopted these provisions on January 1, 2008.  The adoption did not have a material impact on the Company’s financial position or results of its operations.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 158, “Employers’ Accounting for Defined Benefit Pension and Other Postretirement Plans” (“SFAS No. 158”).  Effective July 1, 2009, SFAS No. 158 was superseded and replaced by certain provisions of ASC topic 715, “Compensation – Retirement Benefits” (“ASC topic 715”).  For fiscal years ending after December 15, 2006, these provisions of ASC topic 715 require a company to recognize in its balance sheet an asset for a defined benefit postretirement plan’s overfunded status or a liability for a plan’s underfunded status and recognize changes in the funded status of a defined benefit postretirement plan in the other comprehensive income section of stockholder’s equity in the year in which the changes occur, and provide additional disclosures. The Company adopted the recognition and disclosure provisions of these provisions of ASC topic 715 as of December 31, 2006, decreasing accumulated other comprehensive income (loss) by $6,734.  In addition, for fiscal years ended after December 15, 2008, these provisions of ASC topic 715 require a company to measure a defined benefit postretirement plan’s assets and obligations that determine its funded status as of the end of its fiscal year.  The Company adopted these measurement provisions for its fiscal year ended December 31, 2008, decreasing stockholder’s equity by $206. The adoption did not affect the results of operations for the years ended December 31, 2008, 2007, or 2006.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2009, 2008 and 2007
(Dollars in Thousands)

In February 2007, the FASB issued Statement of Financial Accounting Standards No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities - Including an Amendment of FASB Statement No. 115” (“SFAS No.159”).  Effective July 1, 2009, SFAS No. 159 was superseded and replaced by certain provisions of ASC topic 825, “Financial Instruments” (“ASC topic 825”).  These provisions of ASC topic 825 permit an entity to measure financial instruments and certain other items at estimated fair value.  Most of these provisions are elective; however, certain amendments to ASC topic 320, “Investments - Debt and Equity Securities” (“ASC topic 320”) apply to all entities that own trading and available-for-sale securities.  The fair value option permits an entity to measure eligible items at fair value as of specified election dates.  The fair value option (a) may generally be applied instrument by instrument, (b) is irrevocable unless a new election date occurs, and (c) must be applied to the entire instrument and not to only a portion of the instrument.  These provisions of ASC topic 825 are effective as of the beginning of the first fiscal year that begins after November 15, 2007. The Company adopted these provisions on January 1, 2008.  The adoption did not have an impact on the Company’s financial position or results of its operations.

In December 2007, the FASB issued Statement of Financial Accounting Standards No. 141(R), “Business Combinations” (“SFAS No. 141(R)”) and Statement of Financial Accounting Standards No. 160, “Noncontrolling Interests in Consolidated Financial Statements, an amendment of ARB No. 51” (“SFAS No. 160”).  Effective July 1, 2009, SFAS No. 141(R) was superseded and replaced by certain provisions of ASC topic 805, “Business Combinations” (“ASC topic 805”).  Effective July 1, 2009, SFAS No. 160 was superseded and replaced by certain provisions of ASC topic 810, “Consolidation”, (“ASC topic 810”).  These provisions of the codification topics change the accounting for and reporting of business combination transactions and non-controlling (minority) interests in consolidated financial statements.  Some of the significant changes include the recognition of 100% percent of the fair value of assets acquired, liabilities assumed and non-controlling interest of acquired businesses; recognition of contingent consideration arrangements at their acquisition date fair values, with subsequent changes in fair value reflected in net income; recognition of acquisition related transaction costs as expense when incurred; and recognition of acquisition related restructuring cost accruals in acquisition accounting only if certain criteria are met as of the acquisition date.  These provisions of ASC topic 805 and ASC topic 810 are required to be adopted simultaneously and are effective for fiscal years beginning after December 15, 2008.  The Company adopted these provisions of the codification topics for its fiscal year beginning January 1, 2009.  The adoption of these provisions of ASC topic 805 and ASC topic 810 did not have an impact on the Company’s consolidated financial position or the results of its operations.

In February 2008, the FASB issued Staff Position No. 157-2, “Effective Date of FASB Statement No. 157” (“FSP No. 157-2”).  Effective July 1, 2009, FSP No. 157-2 was superseded and replaced by certain provisions of ASC topic 820, “Fair Value Measurements and Disclosures” (“ASC topic 820”).  These provisions of ASC topic 820 defer the effective date for all nonrecurring fair value measurements of non-financial assets and non-financial liabilities until fiscal years beginning after November 15, 2008.  Non-financial assets include assets associated with business acquisitions and impairment testing of tangible and intangible assets.  The Company adopted these provisions of ASC topic 820 for its fiscal year beginning January 1, 2009.  The adoption of these provisions of ASC topic 820 did not have a material impact on the Company’s consolidated financial position or the results of its operations.

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, “Disclosures About Derivative Instruments and Hedging Activities, an amendment of FASB Statement No. 133” (“SFAS No. 161”).  Effective July 1, 2009, SFAS No. 161 was superseded and replaced by certain provisions of ASC topic 815, “Derivatives and Hedging” (“ASC topic 815”).  These provisions of ASC topic 815 apply to all derivative instruments and related hedged items.  These provisions of ASC topic 815 require entities to provide enhanced disclosures regarding (a) how and why an entity uses derivative instruments, (b) how derivative instruments and related hedged items are accounted for and (c) how derivative instruments and related hedged items affect an entity’s financial position, results of operations and cash flows.  These provisions of ASC topic 815 are effective for fiscal years beginning after November 15, 2008.  The Company adopted these provisions of ASC topic 815 for its fiscal year beginning January 1, 2009.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2009, 2008 and 2007
(Dollars in Thousands)

In April 2008, the FASB issued Staff Position No. FAS 142-3, “Determination of the Useful Life of Intangible Assets” (“FSP FAS No. 142-3”).  Effective July 1, 2009, FSP FAS No. 142-3 was superseded and replaced by certain provisions of ASC topic 350, “Intangibles - Goodwill and Other” (“ASC topic 350”).  These provisions of ASC topic 350 require, among other things, the amendment of factors that must be considered in developing renewal or extension assumptions used to determine the useful life of a recognized intangible asset.  In determining the useful life of an intangible asset for amortization purposes, an entity shall consider, among other things, the periods of expected cash flows, adjusted for certain entity-specific factors.  These provisions of ASC topic 350 are effective for fiscal years beginning after December 15, 2008.  The Company adopted these provisions of ASC topic 350 for its fiscal year beginning January 1, 2009.  The adoption of these provisions of ASC topic 350 did not have an impact on the Company’s consolidated financial position or the results of its operations.

In October 2008, the FASB issued Staff Position No. 157-3, “Determining the Fair Value of a Financial Asset When the Market for That Asset Is Not Active” (“FSP No. 157-3”).  Effective July 1, 2009, FSP No. FAS 157-3 was superseded and replaced by certain provisions of ASC topic 820.     These provisions of ASC topic 820 apply to financial assets within the scope of accounting pronouncements that require or permit fair value measurements.  These provisions of ASC topic 820 clarify when a market that is not active and provide an example to illustrate key conditions in determining the fair value of a financial asset when the market for that financial asset is not active.  These provisions became effective upon issuance including prior periods for which financial statements have not been issued.  The Company adopted these provisions effective September 30, 2008.   The adoption did not have a material impact on the Company’s financial position or results of its operations.

In December 2008, the FASB issued Staff Position No. FAS 132(R)-1, “Employers’ Disclosures About Postretirement Benefit Plan Assets” (“FSP No. FAS 132(R)-1”).  Effective July 1, 2009, FSP No. FAS 132(R)-1 was superseded and replaced by certain provisions of ASC topic 715, “Compensation - Retirement Benefits” (“ASC topic 715”).  Certain provisions of ASC topic 715 require, among other things, additional disclosures about assets held in an employer’s defined benefit pension plan including disclosures regarding investment policies and strategies, categories of plan assets, fair value measurements of plan assets and significant concentrations of risk.  The requirements of ASC topic 715 relating to these disclosures are effective for fiscal years ending after December 15, 2009.  The Company adopted these provisions of ASC topic 715 for its fiscal year ending December 31, 2009.  The adoption of these provisions of ASC topic 715 did not have an impact on the Company’s consolidated financial position or the results of its operations.

In January 2009, the FASB issued EITF 99-20-1, “Amendments to the Impairment Guidance of EITF Issue No. 99-20” (“EITF 99-20-1”).  Effective July 1, 2009, EITF 99-20-1 was superseded and replaced by certain provisions of ASC topic 325, “Investments - Other” (“ASC topic 325”).  These provisions of ASC topic 325 are an interpretative amendment to impairment guidance and align impairment guidance to that of ASC topic 320, “Investments - Debt and Equity Securities” (“ASC topic 320”).  These provisions are effective for reporting periods ending after December 15, 2008.  The Company adopted these provisions for its year ended December 31, 2008.  The adoption did not have an impact on the Company’s financial position or results of its operations.

In April 2009, the FASB issued Staff Position No. FAS 157-4, “Determining Fair Value When the Volume and Level of Activity for an Asset or Liability Have Significantly Decreased and Identifying Transactions That are Not Orderly” (“FSP No. FAS 157-4”).  Effective July 1, 2009, FSP No. FAS 157-4 was superseded and replaced by certain provisions of ASC topic 820.  These provisions of ASC topic 820 relate to determining fair values when there is no active market or where the price inputs being used represent distressed sales.  These provisions of ASC topic 820 reaffirm the need to use judgment to ascertain if a formerly active market has become inactive and in determining fair values when markets have become inactive.  These provisions of ASC topic 820 apply to all assets and liabilities within the scope of accounting pronouncements that require or permit fair value measurements.  The provisions of ASC topic 820 that relate to the determination of fair value when the volume and level of activity for an asset or liability have significantly decreased and identifying transactions that are not orderly, is effective for interim and annual periods ending after June 15, 2009.  The Company adopted these provisions of ASC topic 820 relating to these considerations for its fiscal quarter ended June 30, 2009.  The adoption of ASC topic 820 relating to these considerations did not have a material impact on the Company’s fair value measurements.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2009, 2008 and 2007
(Dollars in Thousands)

In April 2009, the FASB issued Staff Position No. FAS 115-2 and FAS 124-2, “Recognition and Presentation of Other-Than-Temporary Impairments” (“FSP No. FAS 115-2 and FAS 124-2”).  Effective July 1, 2009, FSP No. FAS 115-2 and FAS 124-2 was superseded and replaced by certain provisions of ASC topic 320, “Investments - Debt and Equity Securities” (“ASC topic 320”).  These provisions of ASC topic 320 require companies, among other things, to bring greater consistency to the timing of impairment recognition and provide for greater clarity about the credit and non-credit components of impaired debt securities that are not expected to be sold.  These provisions of ASC topic 320 also require increased and timelier disclosures regarding expected cash flows, credit losses and an aging of securities with unrealized losses.  These provisions of ASC topic 320 are effective for interim and annual periods ending after June 15, 2009.  The Company adopted these provisions of ASC topic 320 for its fiscal quarter ended June 30, 2009 and recognized the effect of applying them as a change in accounting principle.  The Company recognized an $8,528, net of income taxes, cumulative effect adjustment upon initially applying these provisions of ASC topic 320 as an increase to retained earnings with a corresponding decrease to accumulated other comprehensive income (loss).

In May 2009, the FASB issued Statement of Financial Accounting Standards No. 165, “Subsequent Events” (“SFAS No. 165”).  Effective July 1, 2009, SFAS No.165 was superseded and replaced by certain provisions of ASC topic 855, “Subsequent Events” (“ASC topic 855”).  These provisions of ASC topic 855 require companies to establish principles and requirements for subsequent events.  Specifically, these provisions of ASC topic 855 require the disclosure of the period after the balance sheet date through which management has evaluated events and transactions that may occur for potential recognition or disclosure in a company’s financial statements.  In addition, these provisions of ASC topic 855 provide the circumstances under which the disclosures are required of an entity regarding events and circumstances that have occurred after the balance sheet date but before financial statements are issued or are available to be issued.  These provisions of ASC topic 855 are effective for interim or annual financial periods ending after June 15, 2009.  The Company adopted these provisions of ASC topic 855 for its fiscal quarter ended June 30, 2009.  The adoption of these provisions of ASC topic 855 did not have an impact on the Company’s consolidated financial position or the results of its operations.

Future adoption of new accounting pronouncements

In June 2009, the FASB issued Statement of Financial Accounting Standards No. 166 “Accounting for Transfers of Financial Assets - an amendment of FASB Statement No. 140” (“SFAS No. 166”).  Effective July 1, 2009, SFAS No.166 was superseded and replaced by certain provisions of ASC topic 860, “Transfers and Servicing” (“ASC topic 860”).  Among other things, provisions of ASC topic 860 improve the relevance, representational faithfulness and comparability of the information that a reporting entity provides in its financial statements about a transfer of financial assets, the effects of a transfer on its financial position, financial performance and cash flows, and a transferor’s continuing involvement, if any, in transferred financial assets.  The ASC topic 860 has been further amended relating to derecognition guidance and eliminating the exemption from consolidation for qualifying special-purpose entities.  These amendments to ASC topic 860 are effective as of the beginning of interim and annual reporting periods that begin after November 15, 2009.  The Company adopted the amended provisions of ASC topic 860 for its fiscal year beginning January 1, 2010.  The adoption of these provisions of ASC topic 860 did not have a material impact on the Company’s consolidated financial position or the results of its operations.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2009, 2008 and 2007
(Dollars in Thousands)

In June 2009, the FASB issued Statement of Financial Accounting Standards No. 167 “Amendments to FASB Interpretation No. 46(R)” (“SFAS No. 167”).  Effective July 1, 2009, SFAS No.167 was superseded and replaced by certain provisions of ASC topic 810.  These provisions of ASC topic 810 require reconsideration of whether an enterprise was the primary beneficiary of a variable interest entity (“VIE”) only when specific events had occurred.  The amended provisions of ASC topic 810 change the consolidation guidance applicable to a VIE.  They also amend the guidance governing the determination of whether an entity is the primary beneficiary of a VIE, and is, therefore, required to consolidate the VIE.  The amended provisions of ASC topic 810 also requires enhanced disclosures about an entity’s involvement with a VIE.  The amended provisions of ASC topic 810 are effective as of the beginning of interim and annual reporting periods that begin after November 15, 2009.  The Company adopted the amended provisions of ASC topic 810 for its fiscal year beginning January 1, 2010.  The adoption of these provisions of ASC topic 810 did not have a material impact on the Company’s consolidated financial position or the results of its operations.  In January 2010, the FASB moved to finalize an Accounting Standards Update (“ASU”) to defer the effective date of ASC topic 810 as it relates to a reporting enterprise’s interest in certain entities and for certain money market mutual funds.

3.  Discontinued Operations

On April 1, 2008, the Company and certain of its subsidiaries completed the sale of substantially all of their healthcare insurance business to a subsidiary of CIGNA Corporation (“CIGNA”) for $1.5 billion in cash.  During the year ended December 31, 2008, the Company recognized a gain in the amount of $681,528, net of income taxes, upon completion of the transaction.  Income from discontinued operations for the year ended December 31, 2008 includes charges in the amount of $63,739, net of income taxes, related to costs associated with the sale. The business that was sold, formerly reported as the Company’s Healthcare segment, was the vehicle through which it marketed and administered group life and health insurance to small, mid-sized and national employers.  CIGNA acquired from the Company the stop loss, group life, group disability, group medical, group dental, group vision, group prescription drug coverage and group accidental death and dismemberment insurance business in the United States and the Company’s supporting information technology infrastructure through a combination of 100% indemnity reinsurance agreements, renewal rights, related administrative service agreements and the acquisition of certain of the Company’s subsidiaries.  The Company retained a small portion of its healthcare business and reports it within its Individual Markets segment.  As discussed in Note 17, the Company’s business is now comprised of its Individual Markets, Retirement Services and Other segments. The statements of income and balance sheets of the disposed business activities are presented as discontinued operations for all periods presented in the consolidated financial statements.

In addition, the Company and CIGNA entered into a Transition Services Agreement (the “Transition Agreement”) whereby the Company will provide certain information technology and administrative and legal services on behalf of CIGNA for a period of up to twenty-four months.  CIGNA pays the Company pre-determined monthly fees for these services and reimburses it for other expenditures it makes under the terms of the Transition Agreement.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2009, 2008 and 2007
(Dollars in Thousands)

The following table summarizes the classifications of assets and liabilities of discontinued operations at December 31, 2009 and 2008:

	December 31,
Assets	2009	2008
Reinsurance receivable	$87,719	$124,089
Total assets	$87,719	$124,089

Liabilities
Future policy benefits	$56,219	$39,776
Policy and contract claims	31,500	84,313
Total liabilities	$87,719	$124,089

The following table summarizes selected financial information included in income from discontinued operations in the consolidated statements of income for the years ended December 31, 2009, 2008 and 2007:

	Year Ended December 31,
	2009	2008	2007
Revenues from discontinued operations	$-	$317,658	$1,343,961
Benefits and expenses from discontinued operations	-	346,398	1,165,108
Income (loss) from discontinued operations, net of income tax expense (benefit) $ - , ($19,258), and $85,707	-	(28,740)	178,853
Gain on sale of discontinued operations, net of income taxes of $ - , $408,094 and $ -	-	681,528	-
Income from discontinued operations	$-	$652,788	$178,853

The Company adopted a restructuring plan in connection with the sale of its Healthcare segment.  The restructuring plan consisted of a structural reorganization which will enable the Company to operate effectively in its present business environment.  The liability is included in other liabilities in the consolidated balance sheets.  The amounts incurred during the period and adjustments to original estimates during the period have been charged (credited) to income from discontinued operations in the consolidated statement of income for the year ended December 31, 2008.  At December 31, 2009, the restructuring plan was substantially complete.

The following is a reconciliation of the liability that the Company recorded related to the restructuring plan:

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2009, 2008 and 2007
(Dollars in Thousands)

Severance, retention and other employee related costs
Balance, April 1, 2008	$-
Amount incurred	49,202
Adjustments to original estimates, net	(6,268)
Cash payments and other settlements	(30,222)
Balance, December 31, 2008	12,712
Cash payments and other settlements	(13,283)
Other adjustments	1,726
Balance, December 31, 2009	$1,155

The Company incurred net expenses in the amount of $42,934 during the year ended December 31, 2008 related to the restructuring plan and does not anticipate incurring significant additional costs in the future.  The restructuring plan is substantially complete at December 31, 2009.

4.  Undistributed Earnings on Participating Business

During the first quarter of 2008, the liability for undistributed earnings on participating business decreased by $207,785 in connection with a long-standing assumption reinsurance agreement under which the Company had reinsured a block of participating policies.  In addition, the agreement also required the Company to perform an analysis as of March 31, 2008, to determine whether the policyholders were eligible for a special dividend.  Based on the Company’s analysis, it was determined that a special dividend was not required and, accordingly, the liability was released.  An income tax provision was recorded on the undistributed earnings when those earnings occurred.  Accordingly, there was no income tax provision recorded at the time of the liability release.  On January 1, 2008, the Company began recognizing the net earnings on these policies in its net income.  A liability for undistributed earnings on participating business remains for those participating policies that are not subject to this reinsurance agreement.

5. Related Party Transactions

Included in the consolidated balance sheets at December 31, 2009 and 2008 are the following related party amounts:

	December 31,
	2009	2008
Reinsurance receivable	$452,510	$425,369
Future policy benefits	2,293,712	2,393,013

Included in the consolidated statements of income for the years ended December 31, 2009, 2008 and 2007 are the following related party amounts:

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2009, 2008 and 2007
(Dollars in Thousands)

	Year Ended December 31,
	2009	2008	2007
Premium income, net of related party premiums ceded of $3,411, $3,662,and $1,391,518	$137,085	$155,752	$(1,146,908)
Life and other policy benefits, net of reinsurance recoveries of $7,415, $7,356 and $737	118,624	120,999	103,765
Increase (decrease) in future policy benefits	(45,960)	(42,180)	(1,539,777)

The Company provides administrative and operational services for the United States operations of The Great-West Life Assurance Company (“GWL”) and the United States operations of The Canada Life Assurance Company (“CLAC”), wholly-owned subsidiaries of Lifeco.  The Company also provides investment services for London Reinsurance Group, an indirect subsidiary of GWL.  The following table presents revenue and expense reimbursement from related parties for services provided pursuant to these service agreements for the years ended December 31, 2009, 2008 and 2007.  These amounts, in accordance with the terms of the various contracts, are based upon estimated costs incurred, including a profit charge, and resources expended based upon the number of policies, certificates in-force and/or administered assets.

	Year Ended December 31,
	2009	2008	2007

Investment management revenue included in fee income and net investment income	$7,334	$7,856	$7,959
Administrative and underwriting expense reimbursements included as a reduction to general insurance expense	944	1,092	1,255
Total	$8,278	$8,948	$9,214

The following table summarizes amounts due from parent and affiliates at December 31, 2009 and 2008:

			December 31,
Related party	Indebtedness	Due Date	2009	2008
GWL&A Financial Inc.	On account	On demand	$17,248	$37,097
Great-West Lifeco U.S. Inc.	On account	On demand	177,716	-
Great-West Lifeco Finance LP	On account	On demand	598	-
Great-West Life & Annuity Insurance
Capital (Nova Scotia) Co.	On account	On demand	142	716
Great-West Life & Annuity Insurance
Capital (Nova Scotia) Co. II	On account	On demand	237	2,079
Putnam Investments LLC	On account	On demand	125	207
The Great-West Life Assurance Company	On account	On demand	-	1,694
The Crown Life Insurance Company	On account	On demand	491	-
Other related party receivables	On account	On demand	140	-
Total			$196,697	$41,793

The following table summarizes amounts due to parent and affiliates at December 31, 2009 and 2008:

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2009, 2008 and 2007
(Dollars in Thousands)

			December 31,
Related party	Indebtedness	Due Date	2009	2008
GWL&A Financial Inc. 1	Surplus note	November 2034	$194,218	$194,206
GWL&A Financial Inc. 2	Surplus note	May 2046	333,400	333,400
GWL&A Financial Inc.	Note interest	May 2010	4,701	4,701
Great-West Lifeco Finance LP II	On account	On demand	2,223	-
The Great-West Life Assurance Company	On account	On demand	1,352	-
The Canada Life Assurance Company	On account	On demand	1,669	1,563
Total			$537,563	$533,870

¹  A note payable to GWL&A Financial was issued as a surplus note on November 15, 2004, with a face amount of $195,000 and carrying amounts of $194,218 and $194,206 at December 31, 2009 and 2008, respectively.  The surplus note bears interest at the rate of 6.675% per annum, payable in arrears on each May 14 and November 14.  The note matures on November 14, 2034.

²  A note payable to GWL&A Financial was issued as a surplus note on May 19, 2006, with a face amount and carrying amount of $333,400.  The surplus note bears interest initially at the rate of 7.203% per annum, payable in arrears on each May 16 and November 16 until May 16, 2016.  After May 16, 2016, the surplus note bears an interest rate of 2.588% plus the then-current three-month London Interbank Offering Rate.  The surplus note is redeemable by the Company at the principal amount plus any accrued and unpaid interest after May 16, 2016.  The note matures on May 16, 2046.

Payments of principal and interest under the surplus notes shall be made only out of surplus funds of the Company and only with prior written approval of the Commissioner of Insurance of the State of Colorado when the Commissioner of Insurance is satisfied that the financial condition of the Company warrants such action pursuant to applicable Colorado law.  Payments of principal and interest on the surplus notes are payable only if at the time of such payment and after giving effect to the making thereof, the Company’s surplus would not fall below two and one half times the authorized control level as required by the most recent risk-based capital calculations.

Interest expense attributable to these related party debt obligations was $37,042, for each of the three years ended December 31, 2009.

On June 1, 2007, the Company’s Individual Markets segment terminated its reinsurance agreement with an affiliate, CLAC, pursuant to which it had assumed 80% of certain United States life, health and annuity business on a coinsurance and coinsurance with funds withheld basis.  The Company recorded, at fair value, the following in its consolidated statement of income in connection with the termination of the reinsurance agreement:

Premium income	$(1,387,179)
Net investment income	58,569
Net realized losses on investments	(14,797)
Total revenues	(1,343,407)
Decrease in reserves	(1,453,145)
Provision for policyholders' share of earnings on participating business	8,161
Amortization of deferred acquisition costs and value of business acquired	62,961
Total benefits and expenses	(1,382,023)
Income before income taxes	38,616
Income taxes	16,372
Net income	$22,244

The Company’s wholly owned subsidiary, Great-West Life & Annuity Insurance Company of South Carolina (“GWSC”) and CLAC are parties to a reinsurance agreement pursuant to which GWSC assumes term life insurance from CLAC.  GWL&A Financial obtained two letters of credit for the benefit of the Company as collateral under the GWSC and CLAC reinsurance agreement for policy liabilities and capital support.  The first letter of credit is for $1,006,200 and renews annually until it expires on December 31, 2025.  The second letter of credit is for $70,000 and renews annually for an indefinite period of time.  At December 31, 2009 and 2008 there were no outstanding amounts related to the letters of credit.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2009, 2008 and 2007
(Dollars in Thousands)

Included within reinsurance receivable in the consolidated balance sheets are $407,154 and $376,378 of funds withheld assets as of December 31, 2009 and 2008, respectively.  CLAC pays the Company interest on the funds withheld balance at a rate of 4.55% per annum.

A subsidiary of the Company, GW Capital Management, LLC, serves as a Registered Investment Advisor to Maxim Series Fund, Inc. an affiliated open-end management investment company and to several affiliated insurance company separate accounts.   Included in fee income on the consolidated statements of income is $52,540, $61,403 and $73,495 of advisory and management fee income from these affiliated entities for the years ended December 31, 2009, 2008 and 2007, respectively.

The Company’s separate accounts invest in shares of Maxim Series Fund, Inc. and Putnam Funds which are affiliates of the Company, and shares of other non-affiliated mutual funds and government and corporate bonds.  The Company’s separate accounts include mutual funds or other investment options that purchase guaranteed interest annuity contracts issued by the Company.  During the years ended December 31, 2009 and 2008, these purchases totaled $149,302 and $64,723 respectively.  As the general account investment contracts are also included in the separate account balances in the accompanying consolidated balance sheets, the Company has reduced the separate account assets and liabilities by $364,233 and $265,299 at December 31, 2009 and 2008, respectively, to eliminate these amounts in its consolidated balance sheets at those dates.

On September 30, 2009, the Company’s wholly-owned subsidiary, Canada Life Insurance Company of America, merged into GWLA with GWLA being the surviving entity.  The completion of the merger did not have an impact on the Company’s consolidated financial statements.

6.  Summary of Investments

The following table summarizes fixed maturity investments and equity securities classified as available-for-sale and the amount of other-than-temporary impairments (“OTTI”) included in accumulated other comprehensive income (loss) (“AOCI”) at December 31, 2009:

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2009, 2008 and 2007
(Dollars in Thousands)

	December 31, 2009
Fixed maturities:	Amortized cost	Gross unrealized gains	Gross unrealized losses	Estimated fair value and carrying value	OTTI included in AOCI
U.S. government direct obligations and U.S. agencies	$1,972,541	$77,068	$10,815	$2,038,794	$-
Obligations of U.S. states and their subdivisions	1,247,854	120,211	4,214	1,363,851	-
Foreign governments	461	4	-	465	-
Corporate debt securities	7,030,032	316,599	216,886	7,129,745	10,049
Asset-backed securities	2,268,789	3,221	383,965	1,888,045	13,422

Residential mortgage-backed securities	842,427	4,533	75,897	771,063	-
Commercial mortgage-backed securities	703,864	8,058	35,792	676,130	-
Collateralized debt obligations	51,831	332	2,443	49,720	-
Total fixed maturities	$14,117,799	$530,026	$730,012	$13,917,813	$23,471

Equity investments:
Consumer products	$4	$66	$2	$68	$-
Equity mutual funds	15,695	5,537	450	20,782	-
Airline industry	3,161	1,673	5	4,829	-
Total equity investments	$18,860	$7,276	$457	$25,679	$-

The following table summarizes fixed maturity investments and equity securities classified as available-for-sale at December 31, 2008:

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2009, 2008 and 2007
(Dollars in Thousands)

	December 31, 2008
Fixed Maturities:	Amortized cost	Gross unrealized gains	Gross unrealized losses	Estimated fair value and carrying value
U.S. government direct obligations and U.S. agencies	$2,356,143	$81,084	$6,601	$2,430,626
Obligations of U.S. states and their subdivisions	1,173,185	10,026	34,443	1,148,768
Foreign governments	1,140	12	-	1,152
Corporate debt securities	5,589,524	51,728	615,647	5,025,605
Asset-backed securities	2,521,704	960	667,006	1,855,658
Residential mortgage-backed securities	883,250	5,114	127,042	761,322
Commercial mortgage-backed securities	792,083	109	110,919	681,273
Collateralized debt obligations	77,646	-	8,514	69,132
Total fixed maturities	$13,394,675	$149,033	$1,570,172	$11,973,536

Equity investments:
Consumer products	$4	$52	$2	$54
Equity mutual funds	14,563	2,161	962	15,762
Airline industry	1,763	211	-	1,974
Total equity investments	$16,330	$2,424	$964	$17,790

See Note 7 for additional information on policies regarding estimated fair value of fixed maturity and equity investments.

The amortized cost and estimated fair value of fixed maturity investments classified as available-for-sale at December 31, 2009, by contractual maturity date, are shown in the table below.  Actual maturities will likely differ from these projections because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

	December 31, 2009
	Amortized cost	Estimated fair value
Maturing in one year or less	$608,935	$635,230
Maturing after one year through five years	2,790,982	2,950,213
Maturing after five years through ten years	2,759,990	2,926,744
Maturing after ten years	2,317,073	2,185,437
Mortgage-backed and asset-backed securities	5,640,819	5,220,189
	$14,117,799	$13,917,813

Mortgage-backed and asset-backed securities include collateralized mortgage obligations that consist primarily of sequential and planned amortization classes with final stated maturities up to thirty years and expected average lives of up to fifteen years.

The following table summarizes information regarding the sales of fixed maturity investments classified as available-for-sale for the years ended December 31, 2009, 2008 and 2007:

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2009, 2008 and 2007
(Dollars in Thousands)

	Year Ended December 31,
	2009	2008	2007
Proceeds from sales	$2,258,653	$2,696,635	$2,488,042
Gross realized investment gains from sales	42,375	50,173	30,834
Gross realized investment losses from sales	(267)	(1,456)	(4,309)

Gross realized gains and losses from sales were primarily attributable to changes in interest rates, sales of securities acquired in the current year and gains on repurchase agreement transactions.  These gains and losses are determined on a specific identification basis.

The Company has fixed maturity securities with fair values in the amounts of $7,979 and $0 that have been non-income producing for the twelve months preceding December 31, 2009 and 2008, respectively. These securities were written down to their fair value in the period they were deemed to be other-than-temporarily impaired.

Derivative financial instruments - The Company makes limited use of derivative financial instruments for risk management purposes associated with its invested assets.  Derivatives are not used for speculative purposes.  While the Company purchases all derivatives as hedges to manage risk, hedge accounting has not been elected for some derivative transactions.  To manage the Company’s interest rate risk on certain floating rate debt securities, interest rate swap agreements are used to effectively convert the floating rate on the underlying asset to a fixed rate.  In order to manage the risk of a change in the fair value of certain assets, interest rate futures are utilized.  Interest rate futures are also used to manage the interest rate risks of forecasted acquisitions of fixed rate maturity investments.  Foreign currency exchange rate risk associated with bonds denominated in other than U.S. dollars is managed through the use of foreign currency exchange contracts.  Interest rate swaptions are used to manage the potential variability in future interest payments on certain insurance products due to a change in credited interest rates and the related change in cash flows due to increased surrenders.  These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one party to the other on a daily basis, periodic payment dates, or at the due date, expiration or termination of the agreement.

The Company controls the credit risk of its derivative contracts through credit approvals, limits, monitoring procedures and in some cases, requiring collateral.  The Company’s exposure is limited to the portion of the fair value of derivative instruments which exceeds the value of the collateral held and not to the notional or contractual amounts of the derivatives.  Counterparty credit risk was evaluated and fair values were adjusted accordingly at December 31, 2009 and 2008.  As the Company enters into derivative transactions only with high quality institutions, no realized losses associated with non-performance of derivative financial instruments have occurred.  The Company had no derivatives with credit-risk-related contingent features at either December 31, 2009 or 2008.

Interest rate swaptions in a net asset position have cash pledged as collateral to the Company in accordance with the collateral support agreements with the counterparty.  As of December 31, 2009, the $4.3 million unrestricted cash received is included in other assets and the obligation to return is included in other liabilities.

The Company may purchase a financial instrument that contains a derivative instrument that is “embedded” in the financial instrument.  Upon purchasing the instrument, the Company determines if (1) the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and (2) a separate instrument with the same terms would qualify as a derivative instrument.  If the Company determines that these conditions are met, the embedded derivative is bifurcated from the host contract and accounted for as a freestanding derivative.

Fair value hedges - Interest rate futures are used to manage the risk of the change in the fair value of certain fixed rate maturity investments.  The Company’s derivatives treated as fair value hedges are eligible for hedge accounting.  Changes in the fair value of the hedging derivative, including amounts measured as ineffective, and changes in the fair value of the hedged item are reported within net investment income.  Hedges closed are reported in realized investment gains (losses).

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2009, 2008 and 2007
(Dollars in Thousands)

The Company’s use of derivatives treated as fair value hedges has been nominal during the last three years.  There was no hedge ineffectiveness during the years ended December 31, 2009, 2008 and 2007.

Cash flow hedges - Interest rate swap agreements are used to convert the interest rate on certain debt securities from a floating rate to a fixed rate.  Foreign currency exchange contracts are used to manage the foreign exchange rate risk associated with bonds denominated in other than U.S. dollars.  Interest rate futures are used to manage the interest rate risks of forecasted acquisitions of fixed rate maturity investments.  Unrealized derivative gains and losses from the effective portion of cash flow hedges are included in accumulated other comprehensive income (loss) and are reclassified into earnings at the time interest income is recognized on the hedged item.

Hedge ineffectiveness in the amount of $6, $1,510 and $606 was recorded as an increase to net investment income during the years ended December 31, 2009, 2008, and 2007, respectively.

Derivative net gains in the amounts of $606 and $4,732 were reclassified to net investment income during the years ended December 31, 2009 and 2008, respectively while a derivative net loss in the amount of $1,275 was reclassified to net investment income during the year ended December 31, 2007.  As of December 31, 2009, the Company estimates that $8,828 of net derivative gains included in accumulated other comprehensive income (loss) will be reclassified into net income within the next twelve months.

Derivatives not designated as hedging instruments - The Company attempts to match the timing of when interest rates are committed on insurance products with other new investments.  However, timing differences may occur and can expose the Company to fluctuating interest rates.  To offset this risk, the Company uses U.S. Treasury futures contracts.  The Company also utilizes U.S. Treasury futures as a method of adjusting the duration of the overall portfolio.  Interest rate swaptions are used to manage the potential variability in future interest payments on certain insurance products due to a change in credited interest rates and the related change in cash flows due to increased surrenders.  Although management believes the above-mentioned derivatives are effective hedges from an economic standpoint, they do not meet the requirements for hedge accounting treatment.  Changes in the fair value of a derivative instrument that has not been designated as a hedging instrument are recorded in current period net investment income and total realized investment gains (losses).

During the years ended December 31, 2009, 2008 and 2007, decreases in the amounts of $2,627, $0 and $75, respectively, were recognized in net income from market value changes of derivatives not receiving hedge accounting treatment.

The following tables summarize derivative financial instruments at December 31, 2009 and 2008:

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2009, 2008 and 2007
(Dollars in Thousands)

Derivative instruments:

	December 31, 2009
	Notional amount	Number of contracts	Strike/Swap rate	Maturity
Interest rate swaps	$156,500	13	0.19%-0.43%	February 2012-
				February 2045

Foreign currency contracts	30,000	1	N/A	December 2016

Futures:
Thirty year U.S. Treasury:
Short position	83,100	831	N/A	March 2010
Ten year U.S. Treasury:
Short position	54,400	544	N/A	March 2010
Five year U.S. Treasury:
Short position	27,700	277	N/A	March 2010

Interest rate swaptions	1,140,000	60	9.90%-10.10%	November 2010-
				September 2015

	December 31, 2008
	Notional Amount	Strike/Swap Rate	Maturity
Interest rate swaps	$325,966	0.44%-1.75%	March 2009-
			February 2045

Foreign currency exchange contracts	52,001	N/A	March 2014-
			December 2016
Futures:
Thirty year U.S Treasury:
Short position	40,500	N/A	March 2009

The following tables present derivative instruments in the consolidated balance sheet at December 31, 2009:

	Asset derivatives		Liability derivatives
	December 31, 2009		December 31, 2009
	Fair value	Balance sheet location	Fair value	Balance sheet location
Derivatives designated as hedging instruments:
Interest rate swaps	$14,690	(A)	$-
Foreign currency exchange contracts	-		3,317	(B)
Total	$14,690		$3,317

(A)  Other assets
(B)  Other liabilities

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2009, 2008 and 2007
(Dollars in Thousands)

	Asset derivatives		Liability derivatives
	December 31, 2009		December 31, 2009
		Balance sheet		Balance sheet
	Fair value	location	Fair value	location
Derivatives not designated as hedging instruments:
Interest rate swaptions	$8,460	(A)	$-
	$8,460		$-
Total

(A)  Other assets

The following tables present the effect of derivative instruments in the statement of income for the year ended December 31, 2009:

	Gain (loss) recognized in AOCI on derivatives (Effective portion)	Gain (loss) reclassified from AOCI into income (Effective portion)		Gain (loss) recognized in income on derivatives (Ineffective portion and amount excluded from effectiveness testing)
	Year ended December 31, 2009	Year ended December 31, 2009	Income statement location	Year ended December 31, 2009	Income statement location
Cash flow hedges:
Interest rate swaps	$(52,350)	$553	(A)	$6	(A)
Foreign currency exchange contracts	(5,334)	-		-
Interest rate futures	466	53	(A)	-
Total	$(57,218)	$606		$6

(A)  Net investment income

	Gain (loss) recognized in net income on derivatives		Gain (loss) recognized in net income on hedged assets
	Year ended December 31, 2009	Income statement location	Year ended December 31, 2009	Income statement location
Fair value hedges:
Interest rate futures	$6,030	(A)	$-
Interest rate futures	(1,124)	(B)	-
Items hedged in interest rate futures	-		(4,691)	(A)
Total	$4,906		$(4,691)

(A)  Net investment income
(B)  Realized investment gains (losses), net

	Gain (loss) recognized in		Gain (loss) recognized in
	net income on derivatives		net income on hedged assets
	Year ended December 31, 2009	Income statement location	Year ended December 31, 2009	Income statement location
Derivatives not designated as hedging instruments
Interest rate futures	$3,714	(A)	$-
Interest rate futures	(2,781)	(B)	-
Interest rate swaptions	(3,560)	(A)	-
Total	$(2,627)		$-
(A)  Net investment income
(B)  Realized investment gains (losses), net

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2009, 2008 and 2007
(Dollars in Thousands)

Mortgage loans - In 2009, the average balance of impaired mortgage loans during the year was $289. There were no impaired mortgage loans at December 31, 2008 or December 31, 2007.

The following table summarizes activity in the allowance for mortgage loan credit losses for the years 2009, 2008 and 2007:

	Year Ended December 31,
	2009	2008	2007
Balance, January 1	$8,834	$9,448	$15,661
Release of provision	(152)	(614)	(6,213)
Increase of provision	6,172	-	-
Balance, December 31	$14,854	$8,834	$9,448

The changes to the allowance for mortgage loan credit losses are recorded in net realized gains (losses) on investments.

Equity investments - The carrying value of the Company’s equity investments was $25,679 and $17,790 at December 31, 2009 and 2008, respectively.

Limited partnership interests and limited liability corporation interests - Limited partnership interests are accounted for using the cost method of accounting.  The Company uses this method since it has a minor equity interest and virtually no influence over the entity’s operations.  Also included in limited partnership interests are limited partnerships established for the purpose of investing in low-income housing that qualify for federal and state tax credits.  These securities are carried at amortized cost as determined using the effective yield method.  At December 31, 2009 and 2008, the Company had $253,605 and $293,956, respectively, invested in limited partnerships and limited liability corporations.

The Company makes commitments to fund partnership interests in the normal course of its business.  The amounts of unfunded commitments at December 31, 2009 and 2008 were $27,034 and $33,289, respectively.

Securities pledged, special deposits and securities lending - The Company pledges investment securities it owns to unaffiliated parties related to interest rate futures transactions.  The fair value of margin deposits related to futures contracts was approximately $4,955 and $1,600 at December 31, 2009 and 2008, respectively.

The Company had securities on deposit with governmental authorities as required by certain insurance laws with fair values in the amounts of $13,599 and $37,220 at December 31, 2009 and 2008, respectively.

The Company participates in a securities lending program whereby securities, which are included in invested assets in the accompanying consolidated balance sheets, are loaned to third parties.  Securities with a cost or amortized cost in the amounts of $34,940 and $32,788 and estimated fair values in the amounts of $37,081 and $41,321 were on loan under the program at December 31, 2009 and 2008, respectively.  The Company received restricted cash collateral in the amounts of $38,296 and $43,205 at December 31, 2009 and 2008, respectively.

Impairment of fixed maturity and equity investments classified as available-for-sale -  The Company classifies the majority of its fixed maturity investments and all of its equity investments as available-for-sale and records them at fair value with the related net unrealized gain or loss, net of policyholder related amounts and deferred taxes, in accumulated other comprehensive income (loss) in the stockholder’s equity section in the accompanying consolidated balance sheets.  All available-for-sale securities with gross unrealized losses at the balance sheet date are subjected to the Company’s process for the identification and evaluation of other-than-temporary impairments.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2009, 2008 and 2007
(Dollars in Thousands)

The assessment of whether an other-than-temporary impairment has occurred on securities where management does not intend to sell the fixed maturity investment and it is not more likely than not the Company will be required to sell the fixed maturity investment before recovery of its amortized cost basis, is based upon management’s case-by-case evaluation of the underlying reasons for the decline in fair value.  Management considers a wide range of factors, as described below, regarding the security issuer and uses its best judgment in evaluating the cause of the decline in its estimated fair value and in assessing the prospects for near-term recovery.  Inherent in management’s evaluation of the security are assumptions and estimates about the issuer’s operations and ability to generate future cash flows.  While all available information is taken into account, it is difficult to predict the ultimate recoverable amount from a distressed or impaired security.

Considerations used by the Company in the impairment evaluation process include, but are not limited to, the following:

•	Fair value is below cost.
•	The decline in fair value is attributable to specific adverse conditions affecting a particular instrument, its issuer, an industry or geographic area.
•	The decline in fair value has existed for an extended period of time.
•	The fixed maturity investment has been downgraded by a credit rating agency.
•	The financial condition of the issuer has deteriorated.
•	The payment structure of the fixed maturity investment and the likelihood of the issuer being able to make payments that increase in the future.
•	Dividends have been reduced or eliminated or scheduled interest payments have not been made.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2009, 2008 and 2007
(Dollars in Thousands)

Unrealized losses on fixed maturity and equity investments classified as available-for-sale

The following tables summarize unrealized investment losses, including the non-credit-related portion of other-than-temporary impairment losses reported in accumulated other comprehensive income (loss), by class of investment at December 31, 2009 and 2008:

	December 31, 2009
	Less than twelve months		Twelve months or longer		Total
Fixed maturities:	Estimated fair value	Unrealized loss and OTTI	Estimated fair value	Unrealized loss and OTTI	Estimated fair value	Unrealized loss and OTTI
U.S. government direct obligations and U.S. agencies	$535,595	$10,502	$19,330	$313	$554,925	$10,815
Obligations of U.S. states and their subdivisions	132,151	4,214	608	-	132,759	4,214
Corporate debt securities	673,534	74,461	1,190,858	142,425	1,864,392	216,886
Asset-backed securities	92,005	52,042	1,558,338	331,923	1,650,343	383,965
Residential mortgage-backed securities	53,623	3,629	550,036	72,268	603,659	75,897
Commercial mortgage-backed securities	-	-	297,604	35,792	297,604	35,792
Collateralized debt obligations	1,400	173	34,678	2,270	36,078	2,443
Total fixed maturities	$1,488,308	$145,021	$3,651,452	$584,991	$5,139,760	$730,012

Equity investments:
Consumer products	$-	$-	$2	$2	$2	$2
Equity mutual funds	2,374	450	-	-	2,374	450
Airline industry	694	5	-	-	694	5
Total equity investments	$3,068	$455	$2	$2	$3,070	$457

Total number of securities in an unrealized loss position		159		358		517

	December 31, 2008
	Less than twelve months		Twelve months or longer		Total
Fixed maturities:	Estimated fair value	Unrealized loss	Estimated fair value	Unrealized loss	Estimated fair value	Unrealized loss
U.S. government direct obligations and U.S. agencies	$41,965	$2,042	$157,062	$4,559	$199,027	$6,601
Obligations of U.S. states and their subdivisions	662,723	28,728	65,697	5,715	728,420	34,443
Corporate debt securities	2,271,214	213,400	1,556,161	402,247	3,827,375	615,647
Asset-backed securities	500,923	116,651	1,317,953	550,355	1,818,876	667,006
Residential mortgage-backed securities	309,373	48,668	334,562	78,374	643,935	127,042
Commercial mortgage-backed securities	300,880	35,332	349,646	75,587	650,526	110,919
Collateralized debt obligations	32,234	4,964	36,686	3,550	68,920	8,514
Total fixed maturities	$4,119,312	$449,785	$3,817,767	$1,120,387	$7,937,079	$1,570,172

Equity investments:
Consumer products	$2	$2	$-	$-	$2	$2
Equity mutual funds	2,449	962	-	-	2,449	962
Total equity investments	$2,451	$964	$-	$-	$2,451	$964

Total number of securities in an unrealized loss position		1,956		571		2,524

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2009, 2008 and 2007
(Dollars in Thousands)

Fixed maturity investments - Total unrealized losses decreased by $840,160 and the total number of securities in an unrealized loss position decreased by 2,010, or 80%, from December 31, 2008 to December 31, 2009.  This significant decrease in unrealized losses was across most asset classes and reflects overall recovery in market liquidity and tightening of credit spreads, although the economic uncertainty in these markets still remains.

Unrealized losses on corporate fixed maturity investments decreased by $398,761 from December 31, 2008 to December 31, 2009.  The valuation of these securities has been significantly influenced by market conditions with increased liquidity and tightening of credit spreads.  Management has classified these securities by sector, calculated as a percentage of total unrealized losses as follows:

	December 31,
Sector	2009	2008
Finance	77%	51%
Utility	10%	20%
Natural resources	4%	9%
Consumer	4%	8%
Transportation	2%	4%
Other	3%	8%
	100%	100%

All sectors across the corporate fixed maturity investment class had a decrease in unrealized losses.  While the proportionate percentage in the finance sector increased, the actual unrealized losses decreased by $146,978.  The finance sector has recovered more slowly than the other sectors in 2009.  At December 31, 2009, 57% of total unrealized losses on corporate debt securities (approximately $122,795 of the $216,886), were related to securities on which there has been a ratings downgrade since December 31, 2008.  Of the downgraded securities, 47% (approximately $57,135 of the $122,795) continue to be rated BBB or above.

Unrealized losses on asset-backed, residential and commercial mortgage-backed securities decreased by $283,041, $51,145, and $75,127 respectively, since December 31, 2008, generally due to tightening of credit spreads and increased market liquidity.  Although markets have improved, the continued market disruption has influenced valuations at December 31, 2009.  Unless otherwise noted below in the other-than-temporary impairment recognition section, the underlying collateral on the securities within the portfolio along with credit enhancement and/or guarantees is sufficient to expect full repayment of the principal.  See Note 7 for additional discussion regarding fair value measurements.

Future recoveries in the fair value of all available-for-sale securities will be dependent upon the return of normal market liquidity and changes in general market conditions.  While the decline in fair value has decreased, there has not yet been a full recovery in the markets and many unrealized losses have existed for longer than twelve months.  The Company believes this is attributable to general market conditions and not reflective of the financial condition of the issuer or collateral backing the securities.  The Company continually monitors its credit risk exposure to identify potential losses.

Equity investments - The decrease in unrealized losses of $507 from December 31, 2008 to December 31, 2009 is primarily due to the financial services industry.

Other-than-temporary impairment recognition - The Company adopted ASC section 320-10-65 for its fiscal quarter ended June 30, 2009.  The adoption resulted in the reclassification of the non-credit portion of previously recorded other-than-temporary impairments on securities held as of April 1, 2009.  A cumulative effect adjustment of $8,528 was recorded as an increase to retained earnings with a corresponding decrease to accumulated other comprehensive income (loss) in the consolidated statement of stockholder’s equity.  The following table summarizes the components of the cumulative effect adjustment:

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2009, 2008 and 2007
(Dollars in Thousands)

Increase in amortized cost of fixed maturity available-for-sale securities	$16,680
Change in deferred acquisition costs and value of business acquired	(3,560)
Income tax	(4,592)
Net cumulative effect	$8,528

The Company recorded other-than-temporary impairments on fixed maturity investments of $112,757, $87,886 and $34,485 during the years ended December 31, 2009, 2008 and 2007, respectively.  Of the $112,757, $88,134 was credit-related other-than-temporary impairment on asset-backed securities with underlying collateral backed by home improvement loans guaranteed by Financial Guaranty Insurance Company.  During 2009, $13,422 was non-credit other-than-temporary impairment reclassified to other comprehensive income.  During 2009, all other-than-temporary impairments on fixed maturity investments were related to continuing operations.  Of the $87,886 recorded during the years ended December 31, 2008, $4,372 was related to discontinued operations and $83,514 was related to continuing operations. The Company recorded other-than-temporary impairments on equity securities of $7, $3,512 and $389 during the years ended December 31, 2009, 2008 and 2007, respectively.

The other-than-temporary impairments of fixed maturity securities where a portion was related to non-credit losses which were recognized in net realized capital gains (losses) in the consolidated statement of income, is summarized as follows:

Bifurcated credit loss balance, April 1, 2009	$43,871
Non-credit losses reclassified out of retained earnings into AOCI	(16,680)
Additions:
Initial impairments - credit loss recognized on securities not previously impaired	88,134
Bifurcated credit loss balance, December 31, 2009	$115,325

The credit loss portion on fixed maturities was determined as the difference between the securities’ amortized cost and the present value of expected future cash flows.  These expected cash flows were determined using judgment and the best information available to the Company and were discounted at the securities’ original effective interest rate.  Inputs used to derive expected cash flows included default rates, credit ratings, collateral characteristics and current levels of subordination.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2009, 2008 and 2007
(Dollars in Thousands)

Net Investment Income

The following table summarizes net investment income for the years ended December 31, 2009, 2008 and 2007:

	Year Ended December 31,
	2009	2008	2007
Investment income:
Fixed maturity and short-term investments	$795,323	$766,625	$782,013
Equity investments	532	1,240	2,260
Mortgage loans on real estate	85,116	73,838	66,994
Policy loans	244,140	218,687	205,772
Limited partnership interests	2,514	2,601	10,887
Interest on funds withheld balances under reinsurance agreements	18,779	14,413	21,199
Change in fair value of an embedded derivative contained in a reinsurance agreement	-	-	(5,521)
Other, including interest income (expense) from related parties of $(331), ($444) and $5,240	16,240	14,331	71,734
	1,162,644	1,091,735	1,155,338
Investment expenses	(13,560)	(13,266)	(15,797)
Net investment income	$1,149,084	$1,078,469	$1,139,541

Realized Gains (Losses) on Investments

The following table summarizes net realized gains (losses) on investments for the years ended December 31, 2009, 2008 and 2007:

	Year Ended December 31,
	2009	2008	2007
Net realized gains (losses):
Fixed maturity and short-term investments	$(58,208)	$(30,797)	$(9,570)
Equity investments	7	(4,162)	(48)
Mortgage loans on real estate	1,091	2,568	3,202
Limited partnership interests	-	1,112	(38)
Other	(4,258)	9,583	590
Provision for mortgage impairments, net of recoveries	(6,172)	-	3,836
Net realized gains (losses) on investments	$(67,540)	$(21,696)	$(2,028)

Included in net investment income are unrealized gains (losses) in the amounts of $4,749, ($969) and ($205) on held-for-trading fixed maturity investments still held at December 31, 2009, 2008 and 2007, respectively.

Included in net investment income and net realized gains (losses) on investments are amounts allocable to the participating fund account.  This allocation is based upon the activity in a specific block of invested assets that are segmented for the benefit of the participating fund account.  The amounts of net investment income allocated to the participating fund account were $4,799, $4,823 and $373,244 for the years ended December 31, 2009, 2008 and 2007, respectively.  The amounts of net realized gains (losses) allocated to the participating fund account were $234, $177 and ($4,669) for the years ended December 31, 2009, 2008 and 2007, respectively.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2009, 2008 and 2007
(Dollars in Thousands)

7.  Fair Value Measurements

The following tables summarize the carrying amounts and estimated fair values of the Company’s financial instruments at December 31, 2009 and 2008:

	December 31, 2009		December 31, 2008
Assets	Carrying amount	Estimated fair value	Carrying amount	Estimated fair value
Fixed maturities and short-term investments	$14,546,467	$14,546,467	$12,378,740	$12,378,740
Mortgage loans on real estate	1,554,132	1,570,217	1,380,101	1,373,015
Equity investments	25,679	25,679	17,790	17,790
Policy loans	3,971,833	3,971,833	3,979,094	3,979,094
Other investments	24,312	50,159	31,992	58,600
Derivative instruments	23,150	23,150	92,713	92,713
Collateral under securities lending agreements	38,296	38,296	43,205	43,205
Collateral under derivative counterparty collateral agreements	4,300	4,300	-	-
Reinsurance receivable	7,018	7,018	8,144	8,144
Separate account assets	18,886,901	18,886,901	15,121,943	15,121,943

	December 31, 2009		December 31, 2008
Liabilities	Carrying amount	Estimated fair value	Carrying amount	Estimated fair value
Annuity contract reserves without life contingencies	$7,167,733	$7,105,090	$6,736,101	$6,176,405
Policyholders' funds	286,175	286,175	320,320	320,320
Repurchase agreements	491,338	491,338	202,079	202,079
Commercial paper	97,613	97,613	97,167	97,167
Payable under securities lending agreements	38,296	38,296	43,205	43,205
Payable under derivative counterparty collateral agreements	4,300	4,300	-	-
Derivative instruments	3,317	3,317	-	-
Notes payable	532,319	532,319	532,307	532,307
Separate account liabilities	18,886,901	18,886,901	15,121,943	15,121,943

Fixed maturity and equity securities

The fair values for public fixed maturity and equity securities are based upon quoted market prices or estimates from independent pricing services.  However, in cases where quoted market prices are not readily available, such as for private fixed maturity investments, fair values are estimated.  To determine estimated fair value for these instruments, the Company generally utilizes discounted cash flows calculated at current market rates on investments of similar quality and term.  Fair value estimates are made at a specific point in time, based on available market information and judgments about financial instruments, including estimates of the timing and amounts of expected future cash flows and the credit standing of the issuer or counterparty.  The use of different market assumptions and/or estimation methodologies may have a material effect on the estimated fair value amounts of the Company’s financial instruments.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2009, 2008 and 2007
(Dollars in Thousands)

Short-term investments, securities lending agreements, repurchase agreements and commercial paper

The carrying value of short-term investments, collateral and payable under securities lending agreements, repurchase agreements and commercial paper is a reasonable estimate of fair value due to their short-term nature.

Mortgage loans on real estate

Mortgage loan fair value estimates are generally based on discounted cash flows.  A discount rate matrix is incorporated whereby the discount rate used in valuing a specific mortgage generally corresponds to that mortgage’s remaining term and credit quality.  The rates selected for inclusion in the discount rate matrix reflect rates that the Company would quote if placing loans representative in size and quality to those currently in its portfolio.

Policy loans

Policy loans accrue interest at variable rates with no fixed maturity dates; therefore, estimated fair values approximate carrying values.

Other investments

Other investments include the Company’s percentage ownership of a foreclosed lease interest in aircraft.  The estimated fair value is based on the present value of anticipated lease payments plus the residual value of the aircraft.  Also included in other investments is real estate held for investment.  The estimated fair value is based on appraised value.

Derivative counterparty agreements

Included in other assets and other liabilities at December 31, 2009 is cash collateral received from counterparties and the obligation to return the cash collateral to the counterparties.

Derivative instruments

Included in other assets at December 31, 2009 and 2008 are derivative financial instruments in the amounts of $23,150 and $92,713, respectively.  Included in other liabilities at December 31, 2009 and 2008 are derivative financial instruments in the amounts of $3,317 and $0, respectively.  The estimated fair values of over-the-counter derivatives, primarily consisting of interest rate swaps and interest rate swaptions which are held for other than trading purposes, are the estimated amounts the Company would receive or pay to terminate the agreements at the end of each reporting period, taking into consideration current interest rates, counterparty credit risk and other relevant factors.  Counterparty credit risk was evaluated and adjusted accordingly at both December 31, 2009 and 2008.

Reinsurance receivable

The carrying value of the reinsurance receivable is a reasonable estimate of fair value due to their short-term nature.

Annuity contract benefits without life contingencies

The estimated fair values of annuity contract benefits without life contingencies are estimated by discounting the projected expected cash flows to the maturity of the contracts utilizing risk-free spot interest rates plus a provision for credit risk.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2009, 2008 and 2007
(Dollars in Thousands)

Policyholders’ funds

The estimated fair values of policyholders’ funds are the same as the carrying amounts since the Company can change the interest crediting rates with thirty days notice.

Notes payable

The estimated fair values of the notes payable to GWL&A Financial are based upon discounted cash flows at current market rates on high quality investments.

Separate account assets and liabilities

Separate account assets and liabilities are adjusted to net asset value on a daily basis, which approximates fair value.

Fair value hierarchy

The Company’s assets and liabilities recorded at fair value have been categorized based upon the following fair value hierarchy:

•    Level 1 inputs utilize observable, quoted prices (unadjusted) in active markets for identical assets or liabilities that the Company has the ability to access.  Financial assets and liabilities utilizing Level 1 inputs include actively exchange-traded equity securities.

•    Level 2 inputs utilize other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  Level 2 inputs include quoted prices for similar assets and liabilities in active markets, and inputs other than quoted prices that are observable for the asset or liability, such as interest rates and yield curves that are observable at commonly quoted intervals.  The fair values for some Level 2 securities were obtained from a pricing service.  The list of inputs used by the pricing service is reviewed on a quarterly basis.  The pricing service inputs include, but are not limited to, benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, offers and reference data.  Level 2 securities include those priced using a matrix which are based on credit quality and average life, U.S. government and agency securities, restricted stock, some private equities, certain fixed maturity investments and some over-the-counter derivatives.  See Note 6 for further discussions of derivatives and their impact on the Company’s consolidated financial statements.

•    Level 3 inputs are unobservable and include situations where there is little, if any, market activity for the asset or liability.  The prices of the majority of Level 3 securities were obtained from single broker quotes and internal pricing models.  Financial assets and liabilities utilizing Level 3 inputs include certain private equity, fixed maturity and over-the-counter derivative investments.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls has been determined based on the lowest level input that is significant to the fair value measurement in its entirety.  The Company’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to the asset or liability measurement in its entirety.  The Company’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to the asset or liability.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2009, 2008 and 2007
(Dollars in Thousands)

The following table presents information about the Company’s financial assets and liabilities measured at fair value on a recurring basis as of December 31, 2009 and indicates the fair value hierarchy of the valuation techniques utilized by the Company to determine such fair value:

	Assets and Liabilities Measured at Fair Value on a Recurring Basis
	December 31, 2009
Assets	Quoted prices in active markets for identical assets (Level 1)	Significant other observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Fixed maturities, available-for-sale:
U.S. government direct obligations and U.S. agencies	$-	$2,038,794	$-	$2,038,794
Obligations of U.S. states and their subdivisions	-	1,363,851	-	1,363,851
Foreign governments	-	465	-	465
Corporate debt securities	-	6,940,809	188,936	7,129,745
Asset-backed securities	-	1,495,680	392,365	1,888,045
Residential mortgage-backed securities	-	771,063	-	771,063
Commercial mortgage-backed securities	-	617,860	58,270	676,130
Collateralized debt obligations	-	47,991	1,729	49,720
Total fixed maturities available-for-sale	-	13,276,513	641,300	13,917,813
Fixed maturities, held for trading:
U.S. government direct obligations and U.S. agencies	-	39,112	-	39,112
Corporate debt securities	-	50,128	-	50,128
Asset-backed securities	-	42,717	-	42,717
Commercial mortgage-backed securities	-	8,217	-	8,217
Total fixed maturities held for trading	-	140,174	-	140,174
Equity investments available-for-sale:
Consumer products	68	-	-	68
Equity mutual funds	20,277	505	-	20,782
Airline industry	4,829	-	-	4,829
Total equity investments	25,174	505	-	25,679
Short-term investments available-for-sale	55,557	432,923	-	488,480
Collateral under securities lending agreements	38,296	-	-	38,296
Other assets 1	-	23,150	-	23,150
Separate account assets 2	11,039,441	7,303,499	9,960	18,352,900
Total assets	$11,158,468	$21,176,764	$651,260	$32,986,492

Liabilities
Total liabilities 1	$-	$-	$3,317	$3,317

1	Includes derivative financial instruments.
2	Includes only separate account investments which are carried at the fair value of the underlying invested assets owned by the separate accounts.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2009, 2008 and 2007
(Dollars in Thousands)

The following tables present additional information about assets and liabilities measured at fair value on a recurring basis and for which the Company has utilized Level 3 inputs to determine fair value:

	Recurring Level 3 Financial Assets and Liabilities
	Year Ended December 31, 2009
	Fixed maturities available-for sale: U.S government and U.S. agencies	Fixed maturities available-for-sale: corporate debt securities	Fixed maturities available-for-sale: asset- backed securities	Fixed maturities available-for-sale: commercial mortgage-backed securities	Fixed maturities available-for-sale: collateralized debt obligations	Other assets and liabilities 1	Separate accounts
Balance, January 1, 2009	$14,711	$203,975	$521,351	$55,321	$213	$3,224	$532
Realized and unrealized gains and losses:
Gains (losses) included in net income	-	(2,597)	(84,990)	-	-	-	-
Gains (losses) included in other comprehensive income (loss)	2,227	47,030	178,951	3,281	1,592	(6,541)	1,902
Purchases, issuances and settlements	(256)	(52,008)	(124,017)	(332)	(12,027)	-	7,526
Transfers in (out) of Level 3	(16,682)	(7,464)	(98,930)	-	11,951	-	-
Balance, December 31, 2009	$-	$188,936	$392,365	$58,270	$1,729	$(3,317)	$9,960
Total gains (losses) for the period included in net income attributable to the change in unrealized gains and losses relating to assets held at December 31, 2009	$-	$-	$-	$-	$-	$-	$-

1  Includes derivative financial instruments.

Realized and unrealized gains and losses due to the changes in fair value on assets classified as Level 3 included in net income for the year ended December 31, 2009 are as follows:

	Year Ended December 31, 2009
	Net realized gains (losses) on investments	Net investment income
Realized and unrealized gains and losses included in net income for the period	$(87,587)	$-

Non-recurring fair value measurements - At December 31, 2009, the Company held $1,900 of cost basis in other assets comprised of head office properties which were impaired during the year.  The property was recorded at estimated fair value and represents a non-recurring fair value measurement.  The estimated fair value was categorized as Level 2 since the fair value was based on an independent third party appraisal.  The Company has no liabilities measured at fair value on a non-recurring basis at December 31, 2009.

8.  Reinsurance

In the normal course of its business, the Company seeks to limit its exposure to loss on any single insured and to recover a portion of benefits paid by ceding risks to other insurance enterprises under excess coverage and coinsurance contracts.  The Company retains a maximum liability in the amount of $3,500 of coverage per individual life.

Ceded reinsurance contracts do not relieve the Company from its obligations to policyholders.  The failure of reinsurers to honor their obligations could result in losses to the Company.  The Company evaluates the financial condition of its reinsurers and monitors concentrations of credit risk arising from similar geographic regions, activities or economic characteristics of the reinsurers to minimize its exposure to significant losses from reinsurer insolvencies.  At December 31, 2009 and 2008, the reinsurance receivables had carrying values in the amounts of $573,963 and $546,491, respectively.  Included in these amounts are $452,510 and $425,369 at December 31, 2009 and 2008, respectively, associated with reinsurance agreements with related parties.  At December 31, 2009 and 2008, 71% and 69% of the total reinsurance receivable was due from CLAC, respectively.  There were no allowances for potential uncollectible reinsurance receivables at either December 31, 2009 or 2008.  Included within life insurance in the tables below is a small portion of Healthcare business as discussed in Note 17.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2009, 2008 and 2007
(Dollars in Thousands)

The following tables summarize life insurance in-force and total premium income at, and for the year ended, December 31, 2009:

	Life Insurance In-Force
	Individual	Group	Total
Written and earned direct	$50,468,445	$33,398,994	$83,867,439
Reinsurance ceded	(11,468,482)	-	(11,468,482)
Reinsurance assumed	86,580,158	-	86,580,158
Net	$125,580,121	$33,398,994	$158,979,115

Percentage of amount assumed to net	68.9%	0.0%	54.5%

	Premium Income

	Life Insurance	Annuities	Total
Written and earned direct	$431,585	$3,039	$434,624
Reinsurance ceded	(48,687)	(74)	(48,761)
Reinsurance assumed	174,389	-	174,389
Net	$557,287	$2,965	$560,252

The following tables summarize life insurance in-force and total premium income at, and for the year ended, December 31, 2008:

	Life Insurance In-Force
	Individual	Group	Total
Written and earned direct	$51,109,750	$32,332,557	$83,442,307
Reinsurance ceded	(11,655,940)	-	(11,655,940)
Reinsurance assumed	91,066,830	-	91,066,830
Net	$130,520,640	$32,332,557	$162,853,197

Percentage of amount assumed to net	69.8%	0.0%	55.9%

	Premium Income

	Life Insurance	Annuities	Total
Written and earned direct	$371,952	$(1,153)	$370,799
Reinsurance ceded	(37,035)	(141)	(37,176)
Reinsurance assumed	189,908	1,605	191,513
Net	$524,825	$311	$525,136

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2009, 2008 and 2007
(Dollars in Thousands)

The following table summarizes total premium income for the year ended, December 31, 2007:

	Premium Income

	Life Insurance	Annuities	Total
Written and earned direct	$317,339	$5,058	$322,397
Reinsurance ceded	(1,406,752)	(25,608)	(1,432,360)
Reinsurance assumed	252,645	51	252,696
Net	$(836,768)	$(20,499)	$(857,267)

9.  Deferred Acquisition Costs and Value of Business Acquired

The following table summarizes activity in deferred acquisition costs (“DAC”) and value of business acquired (“VOBA”) for the years ended December 31, 2009, 2008 and 2007:

	DAC	VOBA	Total
Balance, January 1, 2007	$451,215	$53,919	$505,134
Capitalized additions	73,062	-	73,062
Amortization and writedowns	(128,575)	(6,995)	(135,570)
Unrealized investment (gains) losses	1,121	118	1,239
Purchase accounting adjustment	-	(563)	(563)
Balance, December 31, 2007	396,823	46,479	443,302
Capitalized additions	65,108	-	65,108
Amortization and writedowns	(55,551)	2,852	(52,699)
Unrealized investment (gains) losses	251,940	6,380	258,320
Balance, December 31, 2008	658,320	55,711	714,031
Capitalized additions	80,977	-	80,977
Amortization and writedowns	(64,837)	(1,161)	(65,998)
Unrealized investment (gains) losses	(242,085)	(5,881)	(247,966)
Balance, December 31, 2009	$432,375	$48,669	$481,044

The estimated future amortization of VOBA for the years ended December 31, 2010 through December 31, 2014 is as follows:

Year Ended December 31,	Amount
2010	$2,213
2011	2,421
2012	2,699
2013	2,929
2014	3,119

10.  Goodwill and Other Intangible Assets

The balances of and changes in goodwill, all of which is within the Retirement Services segment, for the years ended December 31, 2009 and 2008 are as follows:

Balance, January 1, 2008	$101,655
Purchase price accounting adjustment	3,600
Balance, December 31, 2008 and 2009	$105,255

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2009, 2008 and 2007
(Dollars in Thousands)

The following tables summarize other intangible assets, all of which are within the Retirement Services segment, as of December 31, 2009 and 2008:

	December 31, 2009
	Gross carrying amount	Accumulated amortization	Net book value
Customer relationships	$36,314	$(10,039)	$26,275
Preferred provider agreements	7,970	(4,613)	3,357
Total	$44,284	$(14,652)	$29,632

	December 31, 2008
	Gross carrying amount	Accumulated amortization	Net book value
Customer relationships	$36,314	$(7,249)	$29,065
Preferred provider agreements	7,970	(3,211)	4,759
Total	$44,284	$(10,460)	$33,824

Amortization expense for other intangible assets included in general insurance expenses was $4,192, $4,725 and $4,699 for the years ended December 31, 2009, 2008 and 2007, respectively.  Except for goodwill, the Company has no intangible assets with indefinite lives.

The estimated future amortization of other intangible assets using current assumptions, which are subject to change, for the years ended December 31, 2010 through December 31, 2014 is as follows:

Year Ended December 31,	Amount
2010	$3,996
2011	3,793
2012	3,590
2013	3,410
2014	3,215

11.  Commercial Paper

The Company maintains a commercial paper program that is partially supported by a $50,000 corporate credit facility (See Note 20).

The following table provides information regarding the Company’s commercial paper program at December 31, 2009 and 2008:

	December 31,
	2009	2008
Commercial paper outstanding	$97,613	$97,167
Maturity range (days)	7 - 20	6 - 28
Interest rate range	0.3%- 0.4%	0.6% - 2.4%

12.  Stockholder’s Equity and Dividend Restrictions

At December 31, 2009 and 2008, the Company had 50,000,000 shares of $1 par value preferred stock authorized, none of which were issued or outstanding at either date.  In addition, the Company has 50,000,000 shares of $1 par value common stock authorized, 7,032,000 of which were issued and outstanding at both December 31, 2009 and 2008.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2009, 2008 and 2007
(Dollars in Thousands)

GWLA’s net income and capital and surplus, as determined in accordance with statutory accounting principles and practices as prescribed by the National Association of Insurance Commissioners, for the years ended December 31, 2009, 2008 and 2007 are as follows:

	Year Ended December 31,
	2009	2008	2007
	(Unaudited)
Net income	$282,033	$247,957	$562,309
Capital and surplus	1,375,267	901,429	1,846,170

Dividends are paid as determined by the Board of Directors, subject to restrictions as discussed below.  During the years ended December 31, 2009, 2008 and 2007, the Company paid dividends in the amounts of $24,682, $1,772,293 and $604,983, respectively, to its parent company, GWL&A Financial.  Dividends paid during 2008 were paid in part using the proceeds received from the sale of the Company’s Healthcare business as discussed in Note 3.

The maximum amount of dividends that can be paid to stockholders by insurance companies domiciled in the State of Colorado, without prior approval of the Insurance Commissioner, is subject to restrictions relating to statutory capital and surplus and statutory net gain from operations.  Unaudited statutory capital and surplus and net gain from operations at and for the year ended December 31, 2009 were $1,375,267 and $337,553, respectively.  GWLA may pay up to $337,553 (unaudited) of dividends during the year ended December 31, 2010 without the prior approval of the Colorado insurance commissioner.  Prior to any payments of dividends, the Company seeks approval from the Colorado Insurance Commissioner.

13.  Other Comprehensive Income

The following table presents the composition of other comprehensive income (loss) for the year ended December 31, 2009:

	Year Ended December 31, 2009
	Before-tax	Tax (Expense)	Net-of-tax
	Amount	Benefit	Amount
Unrealized holding gains (losses) arising during the year on available-for-sale fixed maturity investments	$1,174,693	$(411,143)	$763,550
Net changes during the year related to cash flow hedges	(57,218)	20,027	(37,191)
Reclassification adjustment for (gains)losses realized in net income	71,473	(25,016)	46,457
Net unrealized gains (losses)	1,188,948	(416,132)	772,816
Future policy benefits, deferred acquisition costs and value of business acquired adjustments	(250,468)	87,664	(162,804)
Net unrealized gains (losses)	938,480	(328,468)	610,012
Employee benefit plan adjustment	43,797	(15,329)	28,468
Other comprehensive income (loss)	$982,277	$(343,797)	$638,480

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2009, 2008 and 2007
(Dollars in Thousands)

The following table presents the composition of other comprehensive income (loss) for the year ended December 31, 2008:

	Year Ended December 31, 2008
	Before-tax	Tax (Expense)	Net-of-tax
	Amount	Benefit	Amount
Unrealized holding gains (losses) arising during the year on available-for-sale fixed maturity investments	$(1,431,239)	$496,555	$(934,684)
Net changes during the year related to cash flow hedges	85,494	(29,923)	55,571
Reclassification adjustment for (gains)losses realized in net income	38,978	(10,989)	27,989
Net unrealized gains (losses)	(1,306,767)	455,643	(851,124)
Future policy benefits, deferred acquisition costs and value of business acquired adjustments	254,180	(88,963)	165,217
Net unrealized gains (losses)	(1,052,587)	366,680	(685,907)
Employee benefit plan adjustment	(115,766)	40,518	(75,248)
Other comprehensive income (loss)	$(1,168,353)	$407,198	$(761,155)

The following table presents the composition of other comprehensive income (loss) for the year ended December 31, 2007:

	Year Ended December 31, 2007
	Before-tax	Tax (Expense)	Net-of-tax
	Amount	Benefit	Amount
Unrealized holding gains (losses) arising during the year on available-for-sale fixed maturity investments	$3,833	$(1,342)	$2,491
Net changes during the year related to cash flow hedges	12,317	(4,311)	8,006
Reclassification adjustment for (gains)losses realized in net income	3,098	(1,084)	2,014
Net unrealized gains (losses)	19,248	(6,737)	12,511
Future policy benefits, deferred acquisition costs and value of business acquired adjustments	(4,013)	1,405	(2,608)
Net unrealized gains (losses)	15,235	(5,332)	9,903
Employee benefit plan adjustment	53,843	(18,845)	34,998
Other comprehensive income (loss)	$69,078	$(24,177)	$44,901

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2009, 2008 and 2007
(Dollars in Thousands)

14.  General Insurance Expenses

The following table summarizes the components of general insurance expenses for the years ended December 31, 2009, 2008 and 2007:

	Year Ended December 31,
	2009	2008	2007
Compensation	$273,934	$282,502	$281,670
Commissions	114,461	118,978	128,003
Premium and other taxes	22,947	25,704	21,366
Capitalization of DAC	(80,977)	(65,108)	(73,062)
Depreciation and amortization	15,603	19,240	22,362
Rent, net of sublease income	6,767	3,875	5,752
Other	76,408	44,504	46,335
Total general insurance expenses	$429,143	$429,695	$432,426

15.  Employee Benefit Plans

Defined Benefit Pension, Post-Retirement Medical and Supplemental Executive Retirement Plans - The Company has a noncontributory Defined Benefit Pension Plan covering substantially all of its employees that were hired before January 1, 1999.  Pension benefits are based principally on an employee’s years of service and compensation levels near retirement.  The Company’s policy for funding the defined benefit pension plans is to make annual contributions, which equal or exceed regulatory requirements.

The Company sponsors an unfunded Post-Retirement Medical Plan (the “Medical Plan”) that provides health benefits to retired employees who are not Medicare eligible.  The medical plan is contributory and contains other cost sharing features which may be adjusted annually for the expected general inflation rate.  The Company’s policy is to fund the cost of the medical plan benefits in amounts determined at the discretion of management.

The Company also provides supplemental executive retirement plans to certain key executives.  These plans provide key executives with certain benefits upon retirement, disability or death based upon total compensation.  The Company has purchased individual life insurance policies with respect to each employee covered by this plan.  The Company is the owner and beneficiary of the insurance contracts.

Prior to the adoption of the measurement provisions of ASC topic 715 for its year ended December 31, 2008, the Company utilized a November 30 measurement date for the Defined Benefit Pension and Post-Retirement Medical plans.  Upon adoption of the measurement provision of ASC topic 715, the Company changed the measurement date to correspond to the end of its fiscal year, December 31.  The impact of adopting the measurement date provisions of ASC 715 was a decrease to stockholder’s equity of $206.  Prepaid benefit costs and intangible assets are included in other assets and accrued benefit costs and unfunded status amounts are included in other liabilities in the accompanying consolidated balance sheets.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2009, 2008 and 2007
(Dollars in Thousands)

The following tables provide a reconciliation of the changes in the benefit obligations, fair value of plan assets and the under funded status for the Company’s Defined Benefit Pension, Post-Retirement Medical and Supplemental Executive Retirement plans as of the years ended December 31, 2009 and 2008:

	Defined benefit pension plan		Post-retirement medical plan		Supplemental executive retirement plan		Total
	2009	2008	2009	2008	2009	2008	2009	2008
Change in projected benefit obligation:
Benefit obligation, January 1	$303,383	$278,246	$16,483	$26,207	$45,765	$41,676	$365,631	$346,129
Service cost	4,087	5,743	680	1,263	717	665	5,484	7,671
Interest cost	19,135	18,356	709	1,254	2,856	2,735	22,700	22,345
Actuarial (gain) loss	2,253	23,200	(5,129)	(2,327)	(2,517)	3,578	(5,393)	24,451
Regular benefits paid	(10,580)	(10,217)	(607)	(1,344)	(2,391)	(1,761)	(13,578)	(13,322)
Special termination benefits	-	-	-	-	-	2,053	-	2,053
Curtailments	-	(14,165)	-	(8,855)	-	(3,181)	-	(26,201)
Other	-	2,220	-	285	-	-	-	2,505
Benefit obligation, December 31	$318,278	$303,383	$12,136	$16,483	$44,430	$45,765	$374,844	$365,631

	Defined benefit pension plan		Post-retirement medical plan		Supplemental executive retirement plan		Total
	2009	2008	2009	2008	2009	2008	2009	2008
Change in plan assets:
Value of plan assets, January 1	$201,970	$274,452	$-	$-	$-	$-	$201,970	$274,452
Actual return (loss) on plan assets	47,188	(73,765)	-	-	-	-	47,188	(73,765)
Employer contributions	12,500	11,500	607	1,344	2,391	1,761	15,498	14,605
Benefits paid	(10,580)	(10,217)	(607)	(1,344)	(2,391)	(1,761)	(13,578)	(13,322)
Value of plan assets, December 31	$251,078	$201,970	$-	$-	$-	$-	$251,078	$201,970

	Defined benefit pension plan		Post-retirement medical plan		Supplemental executive retirement plan		Total
	2009	2008	2009	2008	2009	2008	2009	2008
Funded (under funded) status at December 31	$(67,200)	$(101,413)	$(12,136)	$(16,483)	$(44,430)	$(45,765)	$(123,766)	$(163,661)

A recovery in market liquidity has resulted in improved market values for the Company’s Defined Benefit Pension Plan assets since December 31, 2008.

The following table presents amounts recognized in the consolidated balance sheets at December 31, 2009 and 2008 for the Company’s Defined Benefit Pension, Post-retirement Medical and Supplemental Executive Retirement plans:

	Defined benefit pension plan		Post-retirement medical plan		Supplemental executive retirement plan		Total
	2009	2008	2009	2008	2009	2008	2009	2008
Amounts recognized in consolidated balance sheets:
Accumulated other comprehensive (expense)income (loss)	(79,353)	(116,920)	17,964	14,925	(4,484)	(7,676)	(65,873)	(109,671)

The accumulated benefit obligation for the Defined Benefit Pension Plan was $303,352 and $289,525 at December 31, 2009 and 2008, respectively.

The following table provides information regarding amounts in accumulated other comprehensive income that have not yet been recognized as components of net periodic benefit costs at December 31, 2009:

	Defined benefit pension plan		Post-retirement medical plan		Supplemental executive retirement plan		Total
	Gross	Net of tax	Gross	Net of tax	Gross	Net of tax	Gross	Net of tax
Net gain (loss)	$(81,955)	$(53,271)	$6,522	$4,239	$(238)	$(155)	$(75,671)	$(49,187)
Net prior service (cost) credit	(300)	(195)	11,442	7,437	(4,246)	(2,760)	6,896	4,482
Net transition asset (obligation)	2,902	1,886	-	-	-	-	2,902	1,886
	$(79,353)	$(51,580)	$17,964	$11,676	$(4,484)	$(2,915)	$(65,873)	$(42,819)

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2009, 2008 and 2007
(Dollars in Thousands)

The following table provides information regarding amounts in accumulated other comprehensive income that are expected to be recognized as components of net periodic benefit costs during the year ended December 31, 2010:

	Defined benefit pension plan		Post-retirement medical plan		Supplemental executive retirement plan		Total
	Gross	Net of tax	Gross	Net of tax	Gross	Net of tax	Gross	Net of tax
Net gain (loss)	$(6,285)	$(4,085)	$407	$265	$-	$-	$(5,878)	$(3,820)
Net prior service (cost) credit	(82)	(53)	1,650	1,072	(675)	(439)	893	580
Net transition asset (obligation)	1,514	984	-	-	-	-	1,514	984
	$(4,853)	$(3,154)	$2,057	$1,337	$(675)	$(439)	$(3,471)	$(2,256)

The expected benefit payments for the Company’s Defined Benefit Pension, Post-Retirement Medical and Supplemental Executive Retirement plans for the years indicated are as follows:

	Defined benefit pension plan	Post-retirement medical plan	Supplemental executive retirement plan
2010	$10,891	$768	$2,699
2011	11,359	806	2,916
2012	12,142	810	2,913
2013	12,911	829	2,908
2014	13,742	933	2,721
2015 through 2019	88,795	5,977	18,181

Net periodic (benefit) cost of the Defined Benefit Pension, Post-Retirement Medical and Supplemental Executive Retirement plans included in general insurance expenses in the accompanying consolidated statements of income for the years ended December 31, 2009, 2008 and 2007 includes the following components:

	Defined benefit pension plan
	2009	2008	2007
Components of net periodic (benefit) cost:
Service cost	$4,087	$5,743	$9,685
Interest cost	19,135	18,356	17,293
Expected return on plan assets	(16,073)	(20,499)	(20,166)
Amortization of transition obligation	(1,514)	(1,514)	(1,514)
Amortization of unrecognized prior service cost	88	120	218
Amortization of loss from earlier periods	10,131	679	4,877
Net periodic (benefit) cost	$15,854	$2,885	$10,393

	Post-retirement medical plan
	2009	2008	2007
Components of net periodic (benefit) cost:
Service cost	$680	$1,263	$2,050
Interest cost	709	1,254	1,489
Amortization of unrecognized prior service cost	(1,650)	(2,169)	(3,727)
Amortization of loss from earlier periods	(440)	85	651
Net periodic (benefit) cost	$(701)	$433	$463

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2009, 2008 and 2007
(Dollars in Thousands)

	Supplemental executive retirement plan
	2009	2008	2007
Components of net periodic (benefit) cost:
Service cost	$716	$665	$1,044
Interest cost	2,856	2,735	2,589
Amortization of unrecognized prior service cost	675	814	986
Amortization of loss from earlier periods	-	-	250
Net periodic (benefit) cost	$4,247	$4,214	$4,869

The following tables present the assumptions used in determining benefit obligations of the Defined Benefit Pension, Post-Retirement Medical and the Supplemental Executive Retirement plans for the years ended December 31, 2009, 2008 and 2007:

	Defined benefit pension plan
	2009	2008	2007
Discount rate	6.37%	6.40%	6.75%
Expected return on plan assets	8.00%	8.00%	8.00%
Rate of compensation increase	4.94%	4.94%	3.19%

	Post-retirement medical plan
	2009	2008	2007
Discount rate	6.37%	6.40%	6.75%

	Supplemental executive retirement plan
	2009	2008	2007
Discount rate	6.37%	6.40%	6.75%
Rate of compensation increase	6.00%	6.00%	6.00%

The discount rate has been set based upon the rates of return on high-quality fixed-income investments currently available and expected to be available during the period the benefits will be paid.  In particular, the yields on bonds rated AA or better on the measurement date have been used to set the discount rate.

Assumed healthcare cost trend rates have a significant effect on the amounts reported for the Post- Retirement Medical Plan.  For measurement purposes, an 8.00% annual rate of increase in the per capita cost of covered healthcare benefits was assumed and that the rate would gradually decrease to a level of 5.25% by 2016.

The following table presents what a one-percentage-point change would have on assumed healthcare cost trend rates:

	One percentage point increase	One percentage point decrease
Increase (decrease) on total service and interest cost on components	$182	$(156)
Increase (decrease) on post-retirement benefit obligation	1,264	(1,107)

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2009, 2008 and 2007
(Dollars in Thousands)

The following table presents how the Company’s Defined Benefit Pension Plan assets are invested at December 31, 2009 and 2008:

	December 31,
	2009	2008
Equity securities	65%	62%
Debt securities	33%	30%
Other	2%	8%
Total	100%	100%

The following table presents information about the Defined Benefit Retirement Plan’s assets measured at fair value on a recurring basis as of December 31, 2009 and indicates the fair value hierarchy of the valuation techniques utilized to determine such fair value.  See Note 7 for a description of Level 1, Level 2 and Level 3 hierarchies and for valuation methods applied.

	Defined Benefit Plan Assets Measured at Fair Value on a Recurring Basis
	December 31, 2009
	Quoted prices in active markets for identical assets	Significant other observable inputs	Significant unobservable inputs
	(Level 1)	(Level 2)	(Level 3)	Total
Common collective trust funds	$-	$162,635	$-	$162,635
Long-term asset-backed securities	-	82,370	-	82,370
Money market funds	1,490	-	-	1,490
Preferred stock	-	88	-	88
Limited partnership interests	-	-	4,495	4,495
Total	$1,490	$245,093	$4,495	$251,078

The following tables present additional information about assets and liabilities of the Defined Benefit Retirement Plan measured at fair value on a recurring basis and for which the Company has utilized Level 3 inputs to determine fair value:

	Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
	Limited partnership interests	Long-term asset-backed securities	Total
Balance, December 31, 2008	$2,750	$3,627	$6,377
Actual return on plan assets:
Relating to assets held at the reporting date	142	-	142
Purchases, sales and settlements	1,603	-	1,603
Transfers in (out) of Level 3	-	(3,627)	(3,627)
Balance, December 31, 2009	$4,495	$-	$4,495

The investment objective of the Defined Benefit Pension Plan is to provide a risk-adjusted return that will ensure the payment of benefits while protecting against the risk of substantial investment losses.  Correlations among the asset classes are used to identify an asset mix that the Company believes will provide the most attractive returns.  Long-term return forecasts for each asset class using historical data and other qualitative considerations to adjust for projected economic forecasts are used to set the expected rate of return for the entire portfolio.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2009, 2008 and 2007
(Dollars in Thousands)

The Defined Benefit Pension Plan utilizes various investment securities.  Generally, investment securities are exposed to various risks, such as interest rate risks, credit risk and overall market volatility.  Due to the level of risk associated with certain investment securities, it is reasonably possible that changes in the values of investment securities will occur and that such changes could materially affect the amounts reported.

The following table presents the ranges the Company targets for the allocation of invested Defined Benefit Pension Plan assets at December 31, 2010:

December 31, 2010
Equity securities	25% - 75%
Debt securities	25% - 75%
Other	0% - 15%

Management estimates the value of these investments will be recoverable.  The Company does not expect any plan assets to be returned to it during the year ended December 31, 2010.  The Company made contributions in the amounts of $12,500 and $11,500 to its Defined Benefit Pension Plan during the years ended December 31, 2009 and 2008, respectively.  The Company expects to contribute approximately $768 to its Post-Retirement Medical Plan and $2,699 to its Supplemental Executive Retirement Plan during the year ended December 31, 2010.  The Company will make a contribution at least equal to the minimum contribution of $3,600 to its Defined Benefit Pension Plan during the year ended December 31, 2010.

During the second quarter of 2008, the Company recorded defined benefit pension plan costs of $672, post-retirement medical plan benefits of $19,346 and supplemental executive retirement plan costs of $1,833 as adjustments to income from discontinued operations due to plan curtailments related to the sale of the Healthcare segment.

Other employee benefit plans - The Company sponsors a defined contribution 401(k) retirement plan which provides eligible participants with the opportunity to defer up to 50% of base compensation.  The Company matches 50% of the first 5% of participant pre-tax contributions for employees hired before January 1, 1999.  For all other employees, the Company matches 50% of the first 8% of participant pre-tax contributions.  Company contributions for the years ended December 31, 2009, 2008 and 2007 were $5,006, $7,384 and $9,573, respectively.

The Company has an executive deferred compensation plan providing key executives with the opportunity to participate in an unfunded deferred compensation program.  Under the program, participants may defer base compensation and bonuses and earn interest on the amounts deferred.  The program is not qualified under Section 401 of the Internal Revenue Code.  Participant balances, which are reflected in other liabilities in the accompanying consolidated balance sheets, are $15,286 and $16,752 at December 31, 2009 and 2008, respectively.  The participant deferrals earned interest at the average rates of 6.93% and 7.06% during the years ended December 31, 2009 and 2008, respectively.  The interest rate is based on the Moody’s Average Annual Corporate Bond Index rate plus 0.45% for actively employed participants and fixed rates ranging from 6.37% to 8.30% for retired participants.  Interest expense related to this plan was $1,110, $1,224 and $1,261 for the years ended December 31, 2009, 2008 and 2007, respectively, and is included in general insurance expenses in the consolidated statements of income.

The Company has a deferred compensation plan for select sales personnel with the opportunity to participate in an unfunded deferred compensation program.  Under this program, participants may defer compensation and earn interest on the amounts deferred.  The program is not qualified under Section 401 of the Internal Revenue Code.  Effective January 1, 2005, this program no longer accepted participant deferrals.  Participant balances, which are included in other liabilities in the accompanying consolidated balance sheets, are $3,772 and $4,369 at December 31, 2009 and 2008, respectively.  The participant deferrals earned interest at the average rate of 4.4% and 4.5% during the years ended December 31, 2009 and 2008, respectively.  The interest rate is based on an annual rate determined by the Company.  The interest expense related to this plan was $187, $233 and $258 for the years ended December 31, 2009, 2008 and 2007, respectively, and is included in general insurance expense in the consolidated statements of income.

The Company offers an unfunded, non-qualified deferred compensation plan to a select group of management and highly compensated individuals.  Participants defer a portion of their compensation and realize potential market gains or losses on the invested contributions.  The program is not qualified under Section 401 of the Internal Revenue Code.  Participant balances, which are included in other liabilities in the accompanying consolidated balance sheets, are $12,240 and $9,238 at December 31, 2009 and 2008, respectively.  Unrealized gains (losses) on invested participant deferrals were $2,053, ($3,709) and $997 for the years ended December 31, 2009, 2008 and 2007, respectively.

16.  Federal Income Taxes

The provision for income taxes from continuing operations is comprised of the following:

	Year Ended December 31, 2009
	2009	2008	2007
Current	$(47,842)	$14,828	$60,813
Deferred	93,950	81,010	57,978
Total income tax provision from continuing operations	$46,108	$95,838	$118,791

The following table presents a reconciliation between the statutory federal income tax rate and the Company’s effective federal income tax rate from continuing operations for the years ended December 31, 2009, 2008 and 2007:

	Year Ended December 31,
	2009	2008	2007
Statutory federal income tax rate	35.0%	35.0%	35.0%
Income tax effect of:
Investment income not subject to federal tax	(4.9%)	(1.4%)	(1.6%)
Tax credits	(4.9%)	(2.5%)	(2.8%)
State income taxes, net of federal benefit	(2.8%)	1.1%	0.5%
Provision for policyholders' share of earnings on participating business	0.3%	(13.2%)	2.0%
Prior period adjustment	1.7%	(0.3%)	1.4%
Income tax contingency provisions	0.9%	1.0%	2.0%
Other, net	2.1%	(2.0%)	(3.4%)
Effective federal income tax rate from continuing operations	27.4%	17.7%	33.1%

Included above in the provision for policyholder’s share of earnings on participating business is the income tax effect of the $207,785 decrease in undistributed earnings on participating business as discussed in Note 4.

The Company adopted the income tax contingency provisions contained in ASC topic 740 on January 1, 2007.  As a result of the adoption of these provisions, the Company recognized an $87,427 increase in the liability for unrecognized tax benefits, of which $6,195 was accounted for as a reduction to the January 1, 2007 balance of retained earnings.  The Company recognized increases in unrecognized tax benefits of $24,843 and $6,600 during the tax years ended December 31, 2009 and 2008, respectively.  During the twelve months ended December 31, 2009, the Company recognized an increase of $21,268 in the current period unrecognized tax benefits relating to changes in the composition of the consolidated tax group.  Because of the impact of deferred tax accounting, the increase in the unrecognized tax benefit does not effect the effective tax rate.  The Company anticipates additional increases in its unrecognized tax benefits of $18,000 to $20,000, in the next twelve months, due to changes in the composition of the consolidated group.  The Company does not anticipate that this increase in its unrecognized tax benefit will impact the effective tax rate.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2009, 2008 and 2007
(Dollars in Thousands)

A reconciliation of unrecognized tax benefits for the years ended December 31, 2009 and 2008 is as follows:

Balance, January 1, 2008	$61,286
Additions for tax positions in the current year	6,600
Reductions for tax positions in current year	(1,935)
Additions for tax positions in prior years	17,349
Reductions for tax positions in prior years	(23,221)
Balance, December 31, 2008	60,079
Additions for tax positions in the current year	24,843
Reductions for tax positions in current year	(2,670)
Reductions for tax positions in prior years	(862)
Balance, December 31, 2009	$81,390

Included in the unrecognized tax benefits of $81,390 at December 31, 2009 was $5,351 of tax benefits that, if recognized, would increase the annual effective tax rate.  Also included in the balance at December 31, 2009 is $76,039 of tax positions for which the ultimate deductibility is highly certain but for which there is uncertainty about the timing of such deductibility.  Because of the impact of deferred tax accounting, other than interest and penalties, the disallowance of the shorter deductibility period would not affect the annual effective rate but would accelerate the payment of cash to the taxing authority to an earlier period.

The Company recognizes accrued interest and penalties related to unrecognized tax benefits in current income tax expense.  The Company recognized approximately $2,430, $6,916 and $1,300 in interest and penalties related to the uncertain tax positions during the years ended December 31, 2009, 2008 and 2007, respectively.  The Company had approximately $14,978 and $12,548 accrued for the payment of interest and penalties at December 31, 2009 and 2008, respectively.

The Company files income tax returns in the U.S. federal jurisdiction and various states. With few exceptions, the Company is no longer subject to U.S. federal, state and local income tax examinations by tax authorities for years 2004 and prior.  Tax years 2005, 2006, 2007 and 2008 are open to federal examination by the Internal Revenue Service (the “I.R.S.”).  The Company is currently under federal examination by the I.R.S. for the 2005 tax year.  The Company does not expect significant increases or decreases to unrecognized tax benefits relating to federal, state or local audits.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2009, 2008 and 2007
(Dollars in Thousands)

Deferred income taxes represent the tax effect of the differences between the book and tax bases of assets and liabilities.  The tax effect of temporary differences, which give rise to the deferred tax assets and liabilities as of December 31, 2009 and 2008, are as follows:

	December 31,
	2009		2008
	Deferred	Deferred	Deferred	Deferred
	Tax Asset	Tax Liability	Tax Asset	Tax Liability
Policyholder reserves	$-	$278,700	$-	$105,049
Deferred acquisition costs	-	168,255	-	144,069
Investment assets	244,168	-	542,104	-
Policyholder dividends	19,861	-	20,298	-
Net operating loss carryforward	212,635	-	267,074	-
Pension plan accrued benefit liability	21,330	-	39,571	-
Goodwill	-	22,426	-	19,833
Experience rated refunds	87,397	-	29,086	-
Other	9,868	-	-	51,383
Total deferred taxes	$595,259	$469,381	$898,133	$320,334

Amounts presented for investment assets above include $58,348 and $400,339 related to the net unrealized losses (gains) on the Company’s fixed maturity and equity investments, which are classified as available-for-sale at December 31, 2009 and 2008, respectively.

The Company, together with certain of its subsidiaries, and Lifeco U.S. have entered into an income tax allocation agreement whereby Lifeco U.S. files a consolidated federal income tax return.  Under the agreement, these companies are responsible for and will receive the benefits of any income tax liability or benefit computed on a separate tax return basis.

The Company has federal net operating loss carry forwards generated by a subsidiary that files an income tax return separate from the Lifeco U.S. consolidated federal income tax return.  As of December 31, 2009, the subsidiary had net operating loss carry forwards expiring as follows:

Year	Amount
2020	$170,077
2021	113,002
2022	136,796
2023	81,693
Total	$501,568

Included in due from parent and affiliates at December 31, 2009 and 2008 is $177,716 and $37,097, respectively, of income taxes receivable from Lifeco U.S. related to the consolidated income tax return filed by the Company and certain subsidiaries.  Included in the consolidated balance sheets at December 31, 2009 and 2008 is $34,905 and $31,205 of income taxes receivable in other assets related to the separate federal income tax returns filed by certain subsidiaries, state income tax returns and unrecognized tax benefits.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2009, 2008 and 2007
(Dollars in Thousands)

17.  Segment Information

The Company has three reportable segments: Individual Markets, Retirement Services and Other.  The Individual Markets segment distributes life insurance and individual annuity products to both individuals and businesses through various distribution channels.  Life insurance products in-force include participating and non-participating term life, whole life, universal life and variable universal life.  The Retirement Services segment provides retirement plan enrollment services, communication materials, various retirement plan investment options and educational services to employer-sponsored defined contribution/defined benefit plans and 401(k) and 403(b) plans, as well as comprehensive administrative and record-keeping services for financial institutions and employers.  The Company’s Other segment includes corporate items not directly allocated to any of its other business segments, interest expense on long-term debt and the activities of a wholly owned subsidiary whose sole business is the assumption of a certain block of term life insurance from an affiliated company.

As discussed in Note 3, substantially all of the Company’s former Healthcare segment has been sold and reclassified as discontinued operations and, accordingly, is no longer reported as a separate business segment.  The Company retained a small portion of its Healthcare business and reports it within its Individual Markets segment.  The segment reporting for prior periods has been restated to reflect these changes in business segments.

The accounting policies of each of the reportable segments are the same as those described in Note 1.  The Company evaluates performance of its reportable segments based on their profitability from operations after income taxes.  Inter-segment transactions and balances have been eliminated in consolidation.  The Company’s operations are not materially dependent on one or a few customers, brokers or agents.

The following tables summarize segment financial information for the year ended and as of December 31, 2009:

	Year Ended December 31, 2009
	Individual	Retirement
	Markets	Services	Other	Total
Revenue:
Premium income	$428,142	$2,949	$129,161	$560,252
Fee income	49,845	331,242	5,114	386,201
Net investment income	718,040	383,446	47,598	1,149,084
Net realized losses on investments	(38,382)	(23,239)	(5,919)	(67,540)
Total revenues	1,157,645	694,398	175,954	2,027,997
Benefits and expenses:
Policyholder benefits	982,465	231,648	112,691	1,326,804
Operating expenses	101,662	360,164	70,823	532,649
Total benefits and expenses	1,084,127	591,812	183,514	1,859,453
Income (loss) from continuing operations before income taxes	73,518	102,586	(7,560)	168,544
Income tax expense	18,830	27,366	(88)	46,108
Income (loss) from continuing operations	$54,688	$75,220	$(7,472)	$122,436

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2009, 2008 and 2007
(Dollars in Thousands)

	December 31, 2009
	Individual	Retirement
	Markets	Services	Other	Total
Assets:
Investments	$11,907,136	$7,101,489	$1,367,403	$20,376,028
Other assets	1,430,349	853,069	164,260	2,447,678
Separate account assets	4,598,607	14,288,294	-	18,886,901
Assets from continuing operations	17,936,092	22,242,852	1,531,663	41,710,607
Assets from discontinued operations	-	-	-	87,719
Total assets	$17,936,092	$22,242,852	$1,531,663	$41,798,326

The following tables summarize segment financial information for the year ended and as of December 31, 2008:

	Year Ended December 31, 2008
	Individual	Retirement
	Markets	Services	Other	Total
Revenue:
Premium income	$377,525	$2,291	$145,321	$525,137
Fee income	55,852	368,536	4,833	429,221
Net investment income	692,193	351,585	34,691	1,078,469
Net realized gains (losses) on investments	(11,500)	(10,165)	(31)	(21,696)
Total revenues	1,114,070	712,247	184,814	2,011,131
Benefits and expenses:
Policyholder benefits	889,967	229,948	(172,327)	947,588
Operating expenses	108,702	324,500	88,996	522,198
Total benefits and expenses	998,669	554,448	(83,331)	1,469,786
Income from continuing operations before income taxes	115,401	157,799	268,145	541,345
Income tax expense	35,846	41,023	18,969	95,838
Income from continuing operations	$79,555	$116,776	$249,176	$445,507

	December 31, 2008
	Individual	Retirement
	Markets	Services	Other	Total
Assets:
Investments	$10,653,738	$5,935,760	$1,492,175	$18,081,673
Other assets	1,678,000	934,902	235,023	2,847,925
Separate account assets	4,718,758	10,403,185	-	15,121,943
Assets from continuing operations	17,050,496	17,273,847	1,727,198	36,051,541
Assets from discontinued operations	-	-	-	124,089
Total assets	$17,050,496	$17,273,847	$1,727,198	$36,175,630

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2009, 2008 and 2007
(Dollars in Thousands)

The following table summarizes segment financial information for the year ended December 31, 2007:

	Year Ended December 31, 2007
	Individual	Retirement
	Markets	Services	Other	Total
Revenue:
Premium income	$(1,027,417)	$4,729	$165,421	$(857,267)
Fee income	69,535	388,959	4,771	463,265
Net investment income	759,037	350,382	30,122	1,139,541
Net realized gains (losses) on investments	(8,081)	4,885	1,168	(2,028)
Total revenues	(206,926)	748,955	201,482	743,511
Benefits and expenses:
Policyholder benefits	(577,592)	224,413	128,315	(224,864)
Operating expenses	190,721	338,677	80,311	609,709
Total benefits and expenses	(386,871)	563,090	208,626	384,845
Income (loss) from continuing operations before income taxes	179,945	185,865	(7,144)	358,666
Income tax expense	59,863	58,474	454	118,791
Income (loss) from continuing operations	$120,082	$127,391	$(7,598)	$239,875

18.  Share-Based Compensation

Lifeco, of which the Company is an indirect wholly-owned subsidiary, has a stock option plan (the “Lifeco plan”) that provides for the granting of options on its common shares to certain of its officers and employees and those of its subsidiaries, including the Company.  Options are granted with exercise prices not less than the average market price of the shares on the five days preceding the date of the grant.  Termination of employment prior to the vesting of the options results in the forfeiture of the unvested options.  The Lifeco plan provides for the granting of options with varying terms and vesting requirements with vesting commencing on the first anniversary of the grant and expiring ten years from the date of grant.  Lifeco did not grant stock options to employees of the Company during the year ended December 31, 2009.

The following table presents information regarding the share-based compensation expense the Company recognized during the years ended December 31, 2009, 2008 and 2007.  Share-based compensation expense of continuing operations is included in general insurance expenses in the consolidated statements of income.  Share-based compensation expense of discontinued operations is included in income from discontinued operations in the consolidated statements of income.

	Year ended December 31,
	2009	2008	2007
Continuing operations	$2,181	$3,143	$3,816
Discontinued operations	-	1,980	-
	$2,181	$5,123	$3,816

The Lifeco plan contains a provision that permits a retiring option holder with unvested stock options on the date of retirement to continue to vest in them after retirement for a period of up to five years.  Upon the retirement of an option holder with unvested options, the Company accelerates the recognition period to the date of retirement for any unrecognized share-based compensation cost related thereto and recognizes it in its earnings at that time.  At December 31, 2009, the Company had $2,632, net of estimated forfeitures, of unrecognized share-based compensation costs, which will be recognized in its earnings through 2015.  The weighted-average period over which these costs will be recognized in earnings is 2.1 years.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2009, 2008 and 2007
(Dollars in Thousands)

The following table summarizes the status of, and changes in, the Lifeco plan options granted to Company employees which are outstanding at December 31, 2009.  The options granted relate to underlining stock traded in Canadian dollars on the Toronto Stock Exchange, therefore, the amounts, which are presented in United States dollars, will fluctuate as a result of exchange rate fluctuations.

		Weighted Average
	Shares Under Option	Exercise Price (Whole Dollars)	Remaining Contractual Term (Years)	Aggregate Intrinsic Value 1
Outstanding, January 1, 2009	4,317,541	$19.47
Exercised	(572,239)	11.67
Outstanding, December 31, 2009	3,745,302	24.30	4.8	15,247

Vested and expected to vest,
December 31, 2009	3,739,342	$24.29	4.8	$15,247

Exercisable, December 31, 2009	2,828,902	$21.96	3.9	$15,247

¹  The aggregate intrinsic value is calculated as the difference between the market price of Lifeco common shares on December 31, 2009 and the exercise price of the option (only if the result is positive) multiplied by the number of options.

The following table presents other information regarding stock options under the Lifeco plan during the year ended December 31, 2009:

Year Ended
December 31, 2009
Intrinsic value of options exercised 1	$7,039
Fair value of options vested	1,361

¹  The intrinsic value of options exercised is calculated as the difference between the market price of Lifeco common shares on the date of exercise and the exercise price of the option multiplied by the number of options exercised.

19.  Obligations Relating to Debt and Leases

The Company enters into operating leases primarily for the rental of office space.  The following table shows, as of December 31, 2009, scheduled related party debt principal repayments and minimum annual rental commitments for operating leases having initial or remaining non-cancelable lease terms in excess of one year during the years ended December 31, 2010 through 2014 and thereafter:

Year Ended December 31,	Related Party Notes	Operating Leases	Total Debt and Lease Obligations
2010	$-	$11,872	$11,872
2011	-	4,315	4,315
2012	-	3,329	3,329
2013	-	2,018	2,018
2014	-	2,941	2,941
Thereafter	528,400	1,227	529,627

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements
Years Ended December 31, 2009, 2008 and 2007
(Dollars in Thousands)

20.  Commitments and Contingencies

The Company is one of two defendants in an action filed in the Colorado District Court for Arapahoe County, Colorado by a disease management vendor in an action relating to its healthcare business (which was sold to Connecticut General Life Insurance Company in a transaction that closed on April 1, 2008).  The plaintiff alleges that the Company breached a contract with it and engaged in tortious conduct, for which the plaintiff seeks both compensatory and punitive damages.  The Company believes it has meritorious defenses against the plaintiff’s claims and is vigorously contesting them.  The Company’s motion for partial summary judgment is pending.  The lawsuit is scheduled for trial commencing March 1, 2010.

The extent of the losses beyond any amounts that may be accrued is not readily determinable at this time.  However, based on facts and circumstances presently known, in the opinion of management, an unfavorable outcome will not materially affect the equity of the Company, although its results of discontinued operations may be adversely affected.

The Company is involved in various other legal proceedings that arise in the ordinary course of its business.  In the opinion of management, after consultation with counsel, the resolution of these proceedings are not expected to have a material adverse effect on the Company’s consolidated financial position or the results of its operations.

The Company has entered into a corporate credit facility agreement in the amount of $50,000 for general corporate purposes.  The credit facility matures on May 26, 2010.  Interest accrues at a rate dependent upon various conditions and terms of borrowings.  The agreement requires, among other things, the Company to maintain a minimum adjusted statutory net worth of $900,000 plus 50% of its statutory net income, if positive, for each quarter ending after June 30, 2008.  The Company had no borrowings under the credit facility at either December 31, 2009 or 2008 and was in compliance with all covenants.

The Company makes commitments to fund partnership interests and other investments in the normal course of its business.  The amounts of these unfunded commitments at December 31, 2009 and 2008 were $126,882 and $49,334, respectively, all of which is due within one year from the dates indicated.

21.  Subsequent Events

Management has evaluated subsequent events for potential recognition or disclosure in the Company’s consolidated financial statements through February 19, 2010, the date on which the Company’s consolidated financial statements were issued.  No subsequent event has occurred requiring its recognition or disclosure in the Company’s consolidated financial statements.

On February 8, 2010, the Company’s Board of Directors declared a dividend in the amount of $66,000 to be paid during the first quarter of 2010.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Schedule III
Supplemental Insurance Information
(In Thousands)

	As of and for the year ended December 31, 2009
Operations:	Individual Markets Segment	Retirement Services Segment	Other Segment	Total
Deferred acquisition costs	$174,360	$258,015	$-	$432,375
Future policy benefits, losses, claims and expenses	11,598,641	6,994,319	341,688	18,934,648
Unearned premium reserves	37,912	-	-	37,912
Other policy claims and benefits payable	689,377	319	28,349	718,045
Premium income	428,142	2,949	129,161	560,252
Net investment income	718,040	383,446	47,598	1,149,084
Benefits, claims, losses and settlement expenses	982,465	231,648	112,691	1,326,804
Amortization of deferred acquisition costs	16,221	48,616	-	64,837
Other operating expenses	85,441	311,548	70,823	467,812

	As of and for the year ended December 31, 2008
Operations:	Individual Markets Segment	Retirement Services Segment	Other Segment	Total
Deferred acquisition costs	$255,148	$403,172	$-	$658,320
Future policy benefits, losses,claims and expenses (1)	11,181,058	6,568,078	320,641	18,069,777
Unearned premium reserves (1)	35,871	-	-	35,871
Other policy claims and benefits payable	657,352	306	25,264	682,922
Premium income	377,525	2,291	145,321	525,137
Net investment income	692,193	351,585	34,691	1,078,469
Benefits, claims, losses and settlement expenses	889,967	229,948	(172,327)	947,588
Amortization of deferred acquisition costs	21,081	34,470	-	55,551
Other operating expenses	87,621	290,030	88,996	466,647

	For the year ended December 31, 2007
Operations:	Individual Markets Segment	Retirement Services Segment	Other Segment	Total
Premium income	$(1,027,417)	$4,729	$165,421	$(857,267)
Net investment income	759,037	350,382	30,122	1,139,541
Benefits, claims, losses and settlement expenses	(577,592)	224,413	128,315	(224,864)
Amortization of deferred acquisition costs	104,345	24,230	-	128,575
Other operating expenses	86,376	314,447	80,311	481,134

(1) A reclassification of $29,500 was made from unearned premium reserves to future policy benefits, losses, claims and expenses for consistency with the presentation as of December 31, 2009.

Maxim Series Account of Great-West Life & Annuity Insurance Company Financial Statements for the Years Ended December 31, 2009 and 2008 and Report of Independent Registered Public Accounting Firm

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Contract Owners of
Maxim Series Account
and the Board of Directors of
Great-West Life & Annuity Insurance Company

We have audited the accompanying statements of assets and liabilities of Maxim Series Account of Great-West Life & Annuity Insurance Company (the “Series Account”) comprising the investment divisions as disclosed in Appendix A as of December 31, 2009, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights included in Note 6 for each of the periods presented.  These financial statements and financial highlights are the responsibility of the Series Account’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Series Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Series Account's internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the fund house. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of  each of the investment divisions constituting the Maxim Series Account of Great-West Life & Annuity Insurance Company as of December 31, 2009, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented in conformity with accounting principles generally accepted in the United States of America.

/s/ DELOITTE & TOUCHE LLP

Denver, Colorado
April 9, 2010

MAXIM SERIES ACCOUNT OF GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

APPENDIX A

Investment Division

Dreyfus Stock Index Fund
Fidelity VIP Contrafund Portfolio
Janus Aspen Flexible Bond Portfolio
Maxim Aggressive Profile I Portfolio
Maxim Ariel MidCap Value Portfolio
Maxim Ariel Small-Cap Value Portfolio
Maxim Bond Index Portfolio
Maxim Conservative Profile I Portfolio
Maxim Index 600 Portfolio
Maxim Invesco ADR Portfolio
Maxim Loomis Sayles Bond Portfolio
Maxim Moderate Profile I Portfolio
Maxim Moderately Aggressive Profile I Portfolio
Maxim Moderately Conservative Profile I Portfolio
Maxim Money Market Portfolio
Maxim Small-Cap Growth Portfolio
Maxim Stock Index Portfolio
Maxim T. Rowe Price Equity/Income Portfolio
Maxim T. Rowe Price MidCap Growth Portfolio
Maxim U.S. Government Mortgage Securities Portfolio
Neuberger Berman AMT Partners Portfolio
Templeton FTVIPT Foreign Securities Portfolio

MAXIM SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2009

	DREYFUS STOCK INDEX FUND	FIDELITY VIP CONTRAFUND PORTFOLIO	JANUS ASPEN FLEXIBLE BOND PORTFOLIO	MAXIM AGGRESSIVE PROFILE I PORTFOLIO	MAXIM ARIEL MIDCAP VALUE PORTFOLIO	MAXIM ARIEL SMALL-CAP VALUE PORTFOLIO

ASSETS:
Investments at market value (1)	$582,985	$99,865	$160,057	$33,969	$422,521	$126,575
Investment income due and accrued	2,725
Due from Great West Life & Annuity Insurance Company

Total assets	585,710	99,865	160,057	33,969	422,521	126,575

LIABILITIES:
Due to Great West Life & Annuity Insurance Company	24	10	7	4	44	13

Total liabilities	24	10	7	4	44	13

NET ASSETS	$585,686	$99,855	$160,050	$33,965	$422,477	$126,562

NET ASSETS REPRESENTED BY:
Accumulation units	$585,686	$99,855	$160,050	$33,965	$422,477	$126,562
Contracts in payout phase

NET ASSETS	$585,686	$99,855	$160,050	$33,965	$422,477	$126,562

ACCUMULATION UNITS OUTSTANDING	57,802	5,973	8,710	2,378	11,554	3,971

UNIT VALUE (ACCUMULATION)	$10.13	$16.72	$18.38	$14.28	$36.57	$31.87

(1) Cost of investments:	$632,770	$144,588	$151,012	$46,426	$231,273	$174,262
Shares of investments:	22,158	4,843	12,733	4,153	410,215	17,174

The accompanying notes are an integral part of these financial statements.						(Continued)

MAXIM SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2009

	MAXIM BOND INDEX PORTFOLIO	MAXIM CONSERVATIVE PROFILE I PORTFOLIO	MAXIM INDEX 600 PORTFOLIO	MAXIM INVESCO ADR PORTFOLIO	MAXIM LOOMIS SAYLES BOND PORTFOLIO	MAXIM MODERATE PROFILE I PORTFOLIO

ASSETS:
Investments at market value (1)	$47,453	$13,762	$208,231	$249,237	$179,038	$201,788
Investment income due and accrued
Due from Great West Life & Annuity Insurance Company

Total assets	47,453	13,762	208,231	249,237	179,038	201,788

LIABILITIES:
Due to Great West Life & Annuity Insurance Company	5	1	22	26	18	21

Total liabilities	5	1	22	26	18	21

NET ASSETS	$47,448	$13,761	$208,209	$249,211	$179,020	$201,767

NET ASSETS REPRESENTED BY:
Accumulation units	$47,448	$13,761	$208,209	$249,211	$179,020	$201,767
Contracts in payout phase

NET ASSETS	$47,448	$13,761	$208,209	$249,211	$179,020	$201,767

ACCUMULATION UNITS OUTSTANDING	3,545	894	7,642	12,101	5,656	12,673

UNIT VALUE (ACCUMULATION)	$13.38	$15.39	$27.25	$20.59	$31.65	$15.92

(1) Cost of investments:	$46,089	$14,808	$271,134	$366,806	$189,888	$232,225
Shares of investments:	3,622	1,466	28,447	20,413	15,381	22,005

The accompanying notes are an integral part of these financial statements.						(Continued)

MAXIM SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2009

	MAXIM MODERATELY AGGRESSIVE PROFILE I PORTFOLIO	MAXIM MODERATELY CONSERVATIVE PROFILE I PORTFOLIO	MAXIM MONEY MARKET PORTFOLIO	MAXIM SMALL-CAP GROWTH PORTFOLIO	MAXIM STOCK INDEX PORTFOLIO	MAXIM T. ROWE PRICE EQUITY/INCOME PORTFOLIO

ASSETS:
Investments at market value (1)	$42,338	$67,414	$2,094,699	$139,829	$5,785,027	$1,111,813
Investment income due and accrued
Due from Great West Life & Annuity Insurance Company			12,033		11,368

Total assets	42,338	67,414	2,106,732	139,829	5,796,395	1,111,813

LIABILITIES:
Due to Great West Life & Annuity Insurance Company	4	7	210	15	665	78

Total liabilities	4	7	210	15	665	78

NET ASSETS	$42,334	$67,407	$2,106,522	$139,814	$5,795,730	$1,111,735

NET ASSETS REPRESENTED BY:
Accumulation units	$42,334	$67,407	$2,038,290	$139,814	$5,720,357	$1,111,735
Contracts in payout phase			68,232		75,373

NET ASSETS	$42,334	$67,407	$2,106,522	$139,814	$5,795,730	$1,111,735

ACCUMULATION UNITS OUTSTANDING	2,697	4,453	125,365	6,565	106,194	59,801

UNIT VALUE (ACCUMULATION)	$15.70	$15.14	$16.26	$21.30	$53.87	$18.59

(1) Cost of investments:	$49,130	$72,628	$2,094,699	$178,971	$5,492,687	$1,441,145
Shares of investments:	4,784	7,368	2,094,699	9,285	358,873	85,921

The accompanying notes are an integral part of these financial statements.						(Continued)

MAXIM SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2009

	MAXIM T. ROWE PRICE MIDCAP GROWTH PORTFOLIO	MAXIM U.S. GOVERNMENT MORTGAGE SECURITIES PORTFOLIO	NEUBERGER BERMAN AMT PARTNERS PORTFOLIO	TEMPLETON FTVIPT FOREIGN SECURITIES PORTFOLIO	TOTAL MAXIM SERIES ACCOUNT
					(UNAUDITED)
ASSETS:
Investments at market value (1)	$231,124	$2,725,343	$514,578	$403,901	$15,441,547
Investment income due and accrued					2,725
Due from Great West Life & Annuity Insurance Company					23,401

Total assets	231,124	2,725,343	514,578	403,901	15,467,673

LIABILITIES:
Due to Great West Life & Annuity Insurance Company	24	23,739	21	17	24,975

Total liabilities	24	23,739	21	17	24,975

NET ASSETS	$231,100	$2,701,604	$514,557	$403,884	$15,442,698

NET ASSETS REPRESENTED BY:
Accumulation units	$231,100	$2,602,771	$514,557	$403,884	$15,200,260
Contracts in payout phase		98,833			242,438

NET ASSETS	$231,100	$2,701,604	$514,557	$403,884	$15,442,698

ACCUMULATION UNITS OUTSTANDING	10,336	68,667	39,332	25,517

UNIT VALUE (ACCUMULATION)	$22.36	$37.90	$13.08	$15.83

(1) Cost of investments:	$273,004	$2,680,706	$729,092	$430,509	$15,943,852
Shares of investments:	15,460	224,493	52,454	29,525

The accompanying notes are an integral part of these financial statements.					(Concluded)

MAXIM SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2009

	DREYFUS STOCK INDEX FUND	FIDELITY VIP CONTRAFUND PORTFOLIO	JANUS ASPEN FLEXIBLE BOND PORTFOLIO	MAXIM AGGRESSIVE PROFILE I PORTFOLIO	MAXIM ARIEL MIDCAP VALUE PORTFOLIO	MAXIM ARIEL SMALL-CAP VALUE PORTFOLIO

INVESTMENT INCOME:
Dividends	$10,596	$1,214	$6,481	$265	$736	$108

EXPENSES:
Mortality and expense risk	2,533	1,203	696	478	4,207	1,176

NET INVESTMENT INCOME (LOSS)	8,063	11	5,785	(213)	(3,471)	(1,068)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Realized loss on sale of fund shares	(16,875)	(14,213)	(9)	(7,408)	(520,793)	(15,189)
Realized gain distributions	31,854	24	118	649	20,452

Net realized gain (loss)	14,979	(14,189)	109	(6,759)	(500,341)	(15,189)

Change in net unrealized appreciation (depreciation)
on investments	97,873	43,200	10,825	18,192	674,579	65,457

NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS	$120,915	$29,022	$16,719	$11,220	$170,767	$49,200

The accompanying notes are an integral part of these financial statements.						(Continued)

MAXIM SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2009

	MAXIM BOND INDEX PORTFOLIO	MAXIM CONSERVATIVE PROFILE I PORTFOLIO	MAXIM INDEX 600 PORTFOLIO	MAXIM INVESCO ADR PORTFOLIO	MAXIM LOOMIS SAYLES BOND PORTFOLIO	MAXIM MODERATE PROFILE I PORTFOLIO

INVESTMENT INCOME:
Dividends	$1,945	$371	$1,328	$4,529	$9,828	$3,012

EXPENSES:
Mortality and expense risk	600	156	2,240	2,647	2,125	2,255

NET INVESTMENT INCOME (LOSS)	1,345	215	(912)	1,882	7,703	757

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Realized gain (loss) on sale of fund shares	125	(35)	(30,462)	(25,811)	(5,041)	(2,327)
Realized gain distributions	397	247				4,737

Net realized gain (loss)	522	212	(30,462)	(25,811)	(5,041)	2,410

Change in net unrealized appreciation (depreciation)
on investments	404	1,769	64,444	77,919	50,569	35,020

NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS	$2,271	$2,196	$33,070	$53,990	$53,231	$38,187

The accompanying notes are an integral part of these financial statements.						(Continued)

MAXIM SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2009

	MAXIM MODERATELY AGGRESSIVE PROFILE I PORTFOLIO	MAXIM MODERATELY CONSERVATIVE PROFILE I PORTFOLIO	MAXIM MONEY MARKET PORTFOLIO		MAXIM SMALL-CAP GROWTH PORTFOLIO	MAXIM STOCK INDEX PORTFOLIO	MAXIM T. ROWE PRICE EQUITY/INCOME PORTFOLIO

INVESTMENT INCOME:
Dividends	$696	$1,269	$156	$		$87,811	$19,752

EXPENSES:
Mortality and expense risk	599	796	26,457		1,525	69,262	8,417

NET INVESTMENT INCOME (LOSS)	97	473	(26,301)		(1,525)	18,549	11,335

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Realized loss on sale of fund shares	(8,763)	(2,541)			(8,780)	(391,210)	(28,369)
Realized gain distributions	1,130	1,491

Net realized loss	(7,633)	(1,050)			(8,780)	(391,210)	(28,369)

Change in net unrealized appreciation (depreciation)
on investments	19,457	12,694			43,720	1,543,250	241,515

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$11,921	$12,117	$(26,301)		$33,415	$1,170,589	$224,481

The accompanying notes are an integral part of these financial statements.							(Continued)

MAXIM SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2009

		MAXIM T. ROWE PRICE MIDCAP GROWTH PORTFOLIO	MAXIM U.S. GOVERNMENT MORTGAGE SECURITIES PORTFOLIO	NEUBERGER BERMAN AMT PARTNERS PORTFOLIO	TEMPLETON FTVIPT FOREIGN SECURITIES PORTFOLIO	TOTAL MAXIM SERIES ACCOUNT
						(UNAUDITED)
INVESTMENT INCOME:
Dividends	$		$112,852	$10,850	$12,311	$286,110

EXPENSES:
Mortality and expense risk		2,443	38,611	1,962	1,645	172,033

NET INVESTMENT INCOME (LOSS)		(2,443)	74,241	8,888	10,666	114,077

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Realized gain (loss) on sale of fund shares		(7,221)	8,353	(1,987)	(21,196)	(1,099,752)
Realized gain distributions			21,942	48,197	13,773	145,011

Net realized gain (loss)		(7,221)	30,295	46,210	(7,423)	(954,741)

Change in net unrealized appreciation (depreciation)
on investments		80,580	19,111	118,375	95,210	3,314,163

NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS		$70,916	$123,647	$173,473	$98,453	$2,473,499

The accompanying notes are an integral part of these financial statements.						(Concluded)

MAXIM SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2009 AND 2008

	DREYFUS STOCK INDEX FUND		FIDELITY VIP CONTRAFUND PORTFOLIO		JANUS ASPEN FLEXIBLE BOND PORTFOLIO
	2009	2008	2009	2008	2009	2008

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$8,063	$10,718	$11	$(511)	$5,785	$5,204
Net realized gain (loss)	14,979	96	(14,189)	3,781	109	(1,893)
Change in net unrealized appreciation (depreciation)
on investments	97,873	(304,242)	43,200	(80,141)	10,825	3,457

Increase (decrease) in net assets resulting
from operations	120,915	(293,428)	29,022	(76,871)	16,719	6,768

CONTRACT TRANSACTIONS:
Purchase payments	19,428	17,656		5,550	16,280	7,392
Redemptions	(54,468)	(2,071)	(20,679)	(21,260)		(32,548)
Transfers, net	5,368	944		(20,430)	3,730	3,245
Contract maintenance charges	(156)	(144)	(89)	(106)	(25)	(25)
Adjustments to net assets allocated to contracts
in payout phase				2,716

Increase (decrease) in net assets resulting from
contract transactions	(29,828)	16,385	(20,768)	(33,530)	19,985	(21,936)

Total increase (decrease) in net assets	91,087	(277,043)	8,254	(110,401)	36,704	(15,168)

NET ASSETS:
Beginning of period	494,599	771,642	91,601	202,002	123,346	138,514

End of period	$585,686	$494,599	$99,855	$91,601	$160,050	$123,346

CHANGES IN UNITS OUTSTANDING:
Units issued	4,097	1,755		1,587	1,270	708
Units redeemed	(7,654)	(270)	(1,370)	(2,249)	(122)	(2,104)

Net increase (decrease)	(3,557)	1,485	(1,370)	(662)	1,148	(1,396)

The accompanying notes are an integral part of these financial statements.						(Continued)

MAXIM SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2009 AND 2008

	MAXIM AGGRESSIVE PROFILE I PORTFOLIO		MAXIM ARIEL MIDCAP VALUE PORTFOLIO		MAXIM ARIEL SMALL-CAP VALUE PORTFOLIO
	2009	2008	2009	2008	2009	2008

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$(213)	$(347)	$(3,471)	$4,575	$(1,068)	$3
Net realized gain (loss)	(6,759)	(2,784)	(500,341)	338,997	(15,189)	14,586
Change in net unrealized appreciation (depreciation)
on investments	18,192	(28,789)	674,579	(560,818)	65,457	(97,239)

Increase (decrease) in net assets resulting
from operations	11,220	(31,920)	170,767	(217,246)	49,200	(82,650)

CONTRACT TRANSACTIONS:
Purchase payments		1,901		2,850		350
Redemptions	(13,848)	(1,344)	(39,660)	(43,685)	(8,246)	(23,916)
Transfers, net		(9,875)	1,899	(77,114)		(24,808)
Contract maintenance charges	(50)	(83)	(248)	(257)	(62)	(54)
Adjustments to net assets allocated to contracts
in payout phase

Decrease in net assets resulting from
contract transactions	(13,898)	(9,401)	(38,009)	(118,206)	(8,308)	(48,428)

Total increase (decrease) in net assets	(2,678)	(41,321)	132,758	(335,452)	40,892	(131,078)

NET ASSETS:
Beginning of period	36,643	77,964	289,719	625,171	85,670	216,748

End of period	$33,965	$36,643	$422,477	$289,719	$126,562	$85,670

CHANGES IN UNITS OUTSTANDING:
Units issued		885	70	80		11
Units redeemed	(992)	(1,760)	(1,267)	(3,528)	(440)	(1,559)

Net decrease	(992)	(875)	(1,197)	(3,448)	(440)	(1,548)

The accompanying notes are an integral part of these financial statements.						(Continued)

MAXIM SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2009 AND 2008

	MAXIM BOND INDEX PORTFOLIO		MAXIM CONSERVATIVE PROFILE I PORTFOLIO		MAXIM INDEX 600 PORTFOLIO
	2009	2008	2009	2008	2009	2008

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$1,345	$2,495	$215	$362	$(912)	$(1,148)
Net realized gain (loss)	522	(2,235)	212	(40)	(30,462)	26,851
Change in net unrealized appreciation (depreciation)
on investments	404	2,471	1,769	(2,485)	64,444	(135,690)

Increase (decrease) in net assets resulting
from operations	2,271	2,731	2,196	(2,163)	33,070	(109,987)

CONTRACT TRANSACTIONS:
Purchase payments		309	6	4,496	1,000	850
Redemptions	(3,908)	(3,740)	(9)		(12,249)	(31,051)
Transfers, net		(72,823)		195	(40,444)
Contract maintenance charges	(13)	(13)	(4)	(4)	(62)	(84)
Adjustments to net assets allocated to contracts
in payout phase

Increase (decrease) in net assets resulting from
contract transactions	(3,921)	(76,267)	(7)	4,687	(51,755)	(30,285)

Total increase (decrease) in net assets	(1,650)	(73,536)	2,189	2,524	(18,685)	(140,272)

NET ASSETS:
Beginning of period	49,098	122,634	11,572	9,048	226,894	367,166

End of period	$47,448	$49,098	$13,761	$11,572	$208,209	$226,894

CHANGES IN UNITS OUTSTANDING:
Units issued		25		414	37	27
Units redeemed	(302)	(6,274)		(115)	(2,672)	(1,025)

Net increase (decrease)	(302)	(6,249)	0	299	(2,635)	(998)

The accompanying notes are an integral part of these financial statements.						(Continued)

MAXIM SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2009 AND 2008

	MAXIM INVESCO ADR PORTFOLIO		MAXIM LOOMIS SAYLES BOND PORTFOLIO		MAXIM MODERATE PROFILE I PORTFOLIO
	2009	2008	2009	2008	2009	2008

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income	$1,882	$3,045	$7,703	$12,119	$757	$2,351
Net realized gain (loss)	(25,811)	25,774	(5,041)	188	2,410	10,200
Change in net unrealized depreciation
on investments	77,919	(194,888)	50,569	(57,430)	35,020	(75,296)

Increase (decrease) in net assets resulting
from operations	53,990	(166,069)	53,231	(45,123)	38,187	(62,745)

CONTRACT TRANSACTIONS:
Purchase payments		3,399		3,550
Redemptions	(25,685)	(99,783)	(31,846)	(13,836)	(9,011)	(78,663)
Transfers, net	3,798	(5,904)	8,041	(2,113)	7,194	(23,223)
Contract maintenance charges	(119)	(150)	(46)	(56)	(37)	(43)
Adjustments to net assets allocated to contracts
in payout phase		648

Decrease in net assets resulting from
contract transactions	(22,006)	(101,790)	(23,851)	(12,455)	(1,854)	(101,929)

Total increase (decrease) in net assets	31,984	(267,859)	29,380	(57,578)	36,333	(164,674)

NET ASSETS:
Beginning of period	217,227	485,086	149,640	207,218	165,434	330,108

End of period	$249,211	$217,227	$179,020	$149,640	$201,767	$165,434

CHANGES IN UNITS OUTSTANDING:
Units issued	214	371	378	119	556
Units redeemed	(1,720)	(4,503)	(1,186)	(572)	(652)	(6,532)

Net decrease	(1,506)	(4,132)	(808)	(453)	(96)	(6,532)

The accompanying notes are an integral part of these financial statements.						(Continued)

MAXIM SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2009 AND 2008

	MAXIM MODERATELY AGGRESSIVE PROFILE I PORTFOLIO		MAXIM MODERATELY CONSERVATIVE PROFILE I PORTFOLIO		MAXIM MONEY MARKET PORTFOLIO
	2009	2008	2009	2008	2009	2008

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$97	$574	$473	$1,146	$(26,301)	$15,788
Net realized gain (loss)	(7,633)	(7,737)	(1,050)	3,369
Change in net unrealized depreciation
on investments	19,457	(29,666)	12,694	(18,565)

Increase (decrease) in net assets resulting
from operations	11,921	(36,829)	12,117	(14,050)	(26,301)	15,788

CONTRACT TRANSACTIONS:
Purchase payments	1,003	10,000		2,500	5,748	17,369
Redemptions	(25,586)	(4,934)	(10,007)	(18,016)	(202,655)	(348,538)
Transfers, net	8,006	(29,139)	8,993		(42,310)	282,510
Contract maintenance charges	(154)	(104)	(30)	(30)	(1,761)	(1,838)
Adjustments to net assets allocated to contracts
in payout phase					452	11,581

Decrease in net assets resulting from
contract transactions	(16,731)	(24,177)	(1,044)	(15,546)	(240,526)	(38,916)

Total increase (decrease) in net assets	(4,810)	(61,006)	11,073	(29,596)	(266,827)	(23,128)

NET ASSETS:
Beginning of period	47,144	108,150	56,334	85,930	2,373,349	2,396,477

End of period	$42,334	$47,144	$67,407	$56,334	$2,106,522	$2,373,349

CHANGES IN UNITS OUTSTANDING:
Units issued	585	579	716	164	5,762	45,148
Units redeemed	(1,701)	(2,793)	(750)	(1,212)	(18,864)	(51,553)

Net decrease	(1,116)	(2,214)	(34)	(1,048)	(13,102)	(6,405)

The accompanying notes are an integral part of these financial statements.						(Continued)

MAXIM SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2009 AND 2008

	MAXIM SMALL-CAP GROWTH PORTFOLIO		MAXIM STOCK INDEX PORTFOLIO		MAXIM T. ROWE PRICE EQUITY/INCOME PORTFOLIO
	2009	2008	2009	2008	2009	2008

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$(1,525)	$(2,422)	$18,549	$18,989	$11,335	$23,348
Net realized gain (loss)	(8,780)	(21,348)	(391,210)	(547,842)	(28,369)	99,096
Change in net unrealized appreciation (depreciation)
on investments	43,720	(79,433)	1,543,250	(2,642,749)	241,515	(689,730)

Increase (decrease) in net assets resulting
from operations	33,415	(103,203)	1,170,589	(3,171,602)	224,481	(567,286)

CONTRACT TRANSACTIONS:
Purchase payments	999	1,751	163	6,687	12,384	28,154
Redemptions	(12,675)	(92,253)	(226,365)	(985,381)	(73,468)	(138,452)
Transfers, net			(22,351)	(67,164)	14,481	(35,276)
Contract maintenance charges	(160)	(165)	(6,905)	(7,546)	(394)	(374)
Adjustments to net assets allocated to contracts
in payout phase			(33,833)	17,236		3,173

Decrease in net assets resulting from
contract transactions	(11,836)	(90,667)	(289,291)	(1,036,168)	(46,997)	(142,775)

Total increase (decrease) in net assets	21,579	(193,870)	881,298	(4,207,770)	177,484	(710,061)

NET ASSETS:
Beginning of period	118,235	312,105	4,914,432	9,122,202	934,251	1,644,312

End of period	$139,814	$118,235	$5,795,730	$4,914,432	$1,111,735	$934,251

CHANGES IN UNITS OUTSTANDING:
Units issued	48	66	135	467	1,961	2,206
Units redeemed	(726)	(3,913)	(6,654)	(18,294)	(2,889)	(6,456)

Net decrease	(678)	(3,847)	(6,519)	(17,827)	(928)	(4,250)

The accompanying notes are an integral part of these financial statements.						(Continued)

MAXIM SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2009 AND 2008

	MAXIM T. ROWE PRICE MIDCAP GROWTH PORTFOLIO		MAXIM U.S. GOVERNMENT MORTGAGE SECURITIES PORTFOLIO		NEUBERGER BERMAN AMT PARTNERS PORTFOLIO
	2009	2008	2009	2008	2009	2008

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$(2,443)	$(3,253)	$74,241	$90,173	$8,888	$119
Net realized gain (loss)	(7,221)	14,747	30,295	863	46,210	86,790
Change in net unrealized appreciation (depreciation)
on investments	80,580	(138,420)	19,111	50,831	118,375	(425,311)

Increase (decrease) in net assets resulting
from operations	70,916	(126,926)	123,647	141,867	173,473	(338,402)

CONTRACT TRANSACTIONS:
Purchase payments	0	2,801		799	21,080	15,568
Redemptions	(12,168)	(9,835)	(236,123)	(476,304)		(19,145)
Transfers, net	5,447	(23,398)	(8,148)	83,618	18,452	392
Contract maintenance charges	(137)	(143)	(3,090)	(3,230)	(151)	(130)
Adjustments to net assets allocated to contracts
in payout phase		1,973	12,715	(41,324)

Increase (decrease) in net assets resulting from
contract transactions	(6,858)	(28,602)	(234,646)	(436,441)	39,381	(3,315)

Total increase (decrease) in net assets	64,058	(155,528)	(110,999)	(294,574)	212,854	(341,717)

NET ASSETS:
Beginning of period	167,042	322,570	2,812,603	3,107,177	301,703	643,420

End of period	$231,100	$167,042	$2,701,604	$2,812,603	$514,557	$301,703

CHANGES IN UNITS OUTSTANDING:
Units issued	444	973	788	3,946	3,591	1,169
Units redeemed	(796)	(1,730)	(6,718)	(14,600)	(73)	(1,534)

Net increase (decrease)	(352)	(757)	(5,930)	(10,654)	3,518	(365)

The accompanying notes are an integral part of these financial statements.						(Continued)

MAXIM SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2009 AND 2008

	TEMPLETON FTVIPT FOREIGN SECURITIES PORTFOLIO		TOTAL MAXIM SERIES ACCOUNT
	2009	2008	2009	2008
			(UNAUDITED)	(UNAUDITED)
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income	$10,666	$9,558	$114,077	$192,886
Net realized gain (loss)	(7,423)	42,214	(954,741)	83,673
Change in net unrealized depreciation
on investments	95,210	(270,426)	3,314,163	(5,774,559)

Increase (decrease) in net assets resulting
from operations	98,453	(218,654)	2,473,499	(5,498,000)

CONTRACT TRANSACTIONS:
Purchase payments	6,428	9,264	84,519	143,196
Redemptions		(16,262)	(1,018,656)	(2,461,017)
Transfers, net	(15,399)	(436)	(43,243)	(20,799)
Contract maintenance charges	(119)	(116)	(13,812)	(14,695)
Adjustments to net assets allocated to contracts
in payout phase			(20,666)	(3,997)

Decrease in net assets resulting from
contract transactions	(9,090)	(7,550)	(1,011,858)	(2,357,312)

Total increase (decrease) in net assets	89,363	(226,204)	1,461,641	(7,855,312)

NET ASSETS:
Beginning of period	314,521	540,725	13,981,057	21,836,369

End of period	$403,884	$314,521	$15,442,698	$13,981,057

CHANGES IN UNITS OUTSTANDING:
Units issued	1,452	600	22,104	61,300
Units redeemed	(3,090)	(1,207)	(60,638)	(133,783)

Net decrease	(1,638)	(607)	(38,534)	(72,483)

The accompanying notes are an integral part of these financial statements.				(Concluded)

MAXIM SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2009

1.	ORGANIZATION
The Maxim Series Account (the Series Account), a separate account of Great-West Life & Annuity Insurance Company (the Company), was established under Kansas law.  In 1990, the Series Account was formed to comply with Colorado law in connection with the Company's redomestication to the State of Colorado.  The Series Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended.  The Series Account is a funding vehicle for both group and individual variable annuity contracts.  The Series Account consists of numerous investment divisions being treated as an individual separate account and investing all of its investible assets in the named underlying mutual fund.

Under applicable insurance law, the assets and liabilities of each of the investment divisions of the Series Account are clearly identified and distinguished from the Company's other assets and liabilities.  The portion of the Series Account's assets applicable to reserves and other contract liabilities with respect to the Series Account is not chargeable with liabilities arising out of any other business the Company may conduct.

2.	SIGNIFICANT ACCOUNTING POLICIES
Use of Estimates
The preparation of financial statements and financial highlights of each of the investment divisions in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent liabilities at the date of the financial statements and financial highlights and the reported amounts of revenue and expenses during the reporting period.  Actual results could differ from those estimates.

Security Valuation

The valuation hierarchy is based upon the transparency of inputs to the valuation of the Series Account’s investments.  The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 – Valuations based on inputs that are unobservable and significant to the fair value measurement.

During 2009, the only investments of each of the investment divisions of the Series Account were in underlying registered investment companies that are actively traded, therefore 100% of the investments are valued using Level 1 inputs.

Security Transactions

Investments made in the investment divisions are valued at the reported net asset values of such underlying mutual funds, which value their investment securities at fair value.  Transactions are recorded on a trade date basis.  Income from dividends and gains from realized gain distributions are recorded on the ex-distribution date.

One or more of the underlying investment divisions may invest in securities of governmental agencies, foreign issuers and high yield bonds.

Investments in securities of governmental agencies may only be guaranteed by the respective agency’s limited authority to borrow from the U.S. Government and may not be guaranteed by the full faith and credit of the U.S. Government.

Certain investment divisions may have elements of risk due to concentrated investments in foreign issuers located in a specific country.  Such concentrations may subject the underlying investment divisions to additional risks resulting from future political or economic conditions and/or possible impositions of adverse foreign governmental laws or currency exchange restrictions.

Certain investment divisions invest in high yield bonds, some of which may be rated below investment grade.  These high yield bonds may be more susceptible than higher grade bonds to real or perceived adverse economic or industry conditions.  The secondary market, on which high yield bonds are traded, may also be less liquid than the market for higher grade bonds.

Contracts in the Payout Phase

Net assets of each investment division allocated to contracts in the payout phase are computed according to the 2000 Individual Annuitant Mortality Table.  The assumed investment return is 5 percent.  The mortality risk is fully borne by the Company and may result in additional amounts being transferred into the variable annuity account by the Company to cover greater longevity of annuitants than expected.  Conversely, if amounts allocated exceed amounts required, transfers may be made to the Company and recorded as Surrenders reflected in the respective Statement of Changes in Net Assets of which there were none for the years ended December 31, 2009 and 2008.  These excess amounts are represented as either a Due to or Due from Great-West Life & Annuity Insurance Company on the respective  Statement of Assets and Liabilities.

Federal Income Taxes

The operations of each of the investment divisions of the Series Account are included in the federal income tax return of the Company, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (IRC).  Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on the earnings of each of the investment divisions of the Series Account to the extent the earnings are credited under the contracts.  Based on this, no charge is being made currently to the Series Account for federal income taxes.  The Company will review periodically the status of the federal income taxes policy in the event of changes in the tax law.  A charge may be made in future years for any federal income taxes that would be attributable to the contracts.

Net Transfers

Net transfers include transfers between investment divisions of the Series Account as well as transfers between other investment options of the Company, not included in the Series Account.

Application of Recent Accounting Pronouncements

In June 2009, the Financial Accounting Standards Board (the FASB) issued Statement of Financial Accounting Standards No. 168, The FASB Accounting Standards CodificationTM and the Hierarchy of Generally Accepted Accounting Principles - a replacement of FASB Statement No. 162 (SFAS No. 168).  SFAS No. 168 establishes the FASB Accounting Standards CodificationTM (the ASC) as the single source of authoritative accounting principles recognized by the FASB to be applied in the preparation of financial statements in conformity with generally accepted accounting principles in the United States (GAAP) applied by nongovernmental entities.  All previously issued GAAP authoritative pronouncements are superseded and replaced by the ASC and are considered non-authoritative. The ASC also established that rules and interpretative releases of the Securities and Exchange Commission (the SEC) under authority of federal securities laws are also sources of GAAP for SEC registrants.  SFAS No. 168 and the ASC are effective for interim or annual financial periods ending after September 15, 2009.  The Series Account adopted SFAS No. 168 and the ASC for the annual period ended December 31, 2009.

In April 2009, the FASB issued Staff Position No. FAS 157-4, Determining Fair Value When the Volume and Level of Activity for an Asset or Liability Have Significantly Decreased and Identifying Transactions That are Not Orderly (FSP No. FAS 157-4).  Effective July 1, 2009, FSP No. FAS 157-4 was superseded and replaced by certain provisions of ASC topic 820.  These provisions of ASC topic 820 relate to determining fair values when there is no active market or where the price inputs being used represent distressed sales.  These provisions of ASC topic 820 reaffirm the need to use judgment to ascertain if a formerly active market has become inactive and in determining fair values when markets have become inactive.  These provisions of ASC topic 820 apply to all assets and liabilities within the scope of accounting pronouncements that require or permit fair value measurements.  The provisions of ASC topic 820 that relate to the determination of fair value when the volume and level of activity for an asset or liability have significantly decreased and identifying transactions that are not orderly, is effective for interim and annual periods ending after June 15, 2009.  Each investment division of the Series Account adopted these provisions of ASC topic 820 relating to these considerations for the annual period ended December 31, 2009.  The adoption had no impact on the financial statements.

In May 2009, the FASB issued Statement of Financial Accounting Standards No. 165, Subsequent Events (SFAS No. 165).  Effective July 1, 2009, SFAS No.165 was superseded and replaced by certain provisions of ASC topic 855, Subsequent Events (ASC topic 855).  These provisions of ASC topic 855 require companies to establish principles and requirements for subsequent events.  Specifically, these provisions of ASC topic 855 require the disclosure of the period after the financial statements date through which management has evaluated events and transactions that may occur for potential recognition or disclosure in a company’s financial statements.  In addition, these provisions of ASC topic 855 provide the circumstances under which the disclosures are required of an entity regarding events and circumstances that have occurred after the date of the financial statements but before the date of issuance.  These provisions of ASC topic 855 are effective for interim or annual financial periods ending after June 15, 2009.  Each investment division of the Series Account adopted these provisions of ASC topic 855 for the annual period ended December 31, 2009.
3.	PURCHASES AND SALES OF INVESTMENTS

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2009 were as follows:
Investment Division	Purchases	Sales

Dreyfus Stock Index Fund	$79,450	$68,603
Fidelity VIP Contrafund Portfolio	1,238	21,976
Janus Aspen Flexible Bond Portfolio	28,612	2,725
Maxim Aggressive Profile I Portfolio	914	14,378
Maxim Ariel Midcap Value Portfolio	23,087	44,118
Maxim Ariel Small-Cap Value Portfolio	108	9,485
Maxim Bond Index Portfolio	2,342	4,524
Maxim Conservative Profile I Portfolio	618	164
Maxim Index 600 Portfolio	2,328	55,010
Maxim Invesco ADR Portfolio	8,327	28,461
Maxim Loomis Sayles Bond Portfolio	18,820	34,975
Maxim Moderate Profile I Portfolio	14,944	11,311
Maxim Moderately Aggressive Profile I Portfolio	10,834	26,342
Maxim Moderately Conservative Profile I Portfolio	11,753	10,835
Maxim Money Market Portfolio	84,790	352,251
Maxim Small-Cap Growth Portfolio	1,001	14,366
Maxim Stock Index Portfolio	87,913	325,894
Maxim T. Rowe Price Equity/Income Portfolio	44,875	80,568
Maxim T. Rowe Price Midcap Growth Portfolio	7,294	16,598
Maxim U.S. Government Mortgage Securities Portfolio	147,991	302,376
Neuberger Berman AMT Partners Portfolio	99,128	2,661
Templeton FTVIPT Foreign Securities Portfolio	46,347	31,002

4. EXPENSES AND RELATED PARTY TRANSACTIONS

Below is a description of the types of charges assessed by the separate account.  The chart that follows the descriptions indicates the fees for each product.

Contract Maintenance Charges (or Certificate Maintenance Charges, as applicable)

On the last valuation date of each contract year before the retirement date, the Company deducts from each participant account a maintenance charge as compensation for the administrative services provided to contract owners (or certificate owners in the case of the AICPA contracts). If the account is established after the beginning of the year, the charge is deducted on the first day of the next calendar quarter and prorated for the portion of the year remaining and is recorded as Contract Maintenance Charges on the Statement of Changes in Net Assets.

Charges Incurred for Total or Partial Surrenders

Certain contracts contain provisions relating to a contingent deferred sales charge.  In such contracts, charges will be made for total or partial surrender of a participant annuity account in excess of the “free amount” before the retirement date by a deduction from a participant’s account.  The “free amount” for Maxim III MVP contracts is an amount equal to 10% of the participant account value at December 31 of the calendar year prior to the partial or total surrender.  This charge is recorded as a redemption on the Statement of Changes in Net Assets.

Deductions for Assumption of Mortality and Expense Risks

The Company deducts an amount, computed and accrued daily, from the unit value of each investment division of the Series Account investments to compensate the Company for its assumption of certain mortality, death benefit, and expense risks.  The level of the charge is guaranteed and will not change.  The accrued amount is represented as Due from Great-West Life & Annuity Insurance Company on the Statement of Assets and Liabilities.

Deductions for Premium Taxes

The Company may deduct from each participant’s account an amount to pay any premium tax levied by any governmental entity as a result of the existence of the policy owners’ accounts or of the Series Account.  This charge is netted with purchase payments on the Statement of Changes in Net Assets.

Fee Table
	Maxim I	Maxim II	Maxim III
			MVP	AICPA
Contract/Certificate Maintenance Charge	$30	$35	$27	$30*
Transfers	$0	$0	$0	$24**
Mortality & Expense Risks	1.25%	1.40%	1.25%	.5%

*      Fee is waived if account balance is greater than $25,000 on the contract anniversary date.
**      Fee is assessed per transfer if there are more than 24 transfers per calendar year.

Related Party Transactions

Maxim Series Fund, Inc., portfolios of which are underlying certain investment divisions, are registered investment companies affiliated with the Company.  GW Capital Management, LLC, (doing business as Maxim Capital Management, LLC (“MCM”)) a wholly owned subsidiary of the Company, serves as investment adviser to Maxim Series Fund, Inc.  Fees are assessed against the average daily net assets of the affiliated funds to compensate MCM for investment advisory services.

5.	SUBSEQUENT EVENTS

Management has reviewed all events subsequent to the date of the Statement of Assets and Liabilities, including the estimates inherent in the process of preparing these financial statements, through the issuance date of the financial statements.

6.	FINANCIAL HIGHLIGHTS

The financial highlights for the Series Account are presented by contract by investment division.  For each investment division available to Maxim Series I Account, a summary of accumulation units outstanding for variable annuity contracts, expense ratio, excluding expenses of the underlying funds, the related total return and the related accumulation unit fair values for the five years ended December 31, 2009 is included on the following pages.  The unit values in the Financial Highlights are calculated based on the net assets and accumulation units outstanding as of December 31 of each year presented and may differ from the unit value reflected on the Statement of Assets and Liabilities due to rounding.  For each investment division available to Maxim Series II Account and Maxim Series III Account, a summary of accumulation units outstanding for variable annuity contracts, the range of lowest to highest expense ratio, excluding expenses of the underlying funds, the related total return and the related accumulation unit fair values for the five years ended December 31, 2009 is included on the following pages.  In certain instances the lowest unit fair value and total return exceed the highest due to the impact of contracts which were not inforce for the full year.

The Expense Ratios represent the annualized contract expenses of the Series Account, consisting of mortality and expense charges, for each period indicated.  The ratios include only those expenses that result in a direct reduction to unit values.  Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

The Total Return amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values.  These ratios do not include any expenses assessed through the redemption of units.  The total return is calculated for each period shown and, accordingly, is not annualized for periods less than one year.  As the total return for Maxim Series II Account and Maxim Series III Account for each of the periods in the five years ended December 31, 2009 is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.

The Investment Income Ratio represents the dividends, excluding distributions of capital gains, received by the investment division from the underlying mutual fund divided by average net assets during the year.  The ratio excludes those expenses, such as mortality and expense charges, that result in direct reductions in the unit values.  The recognition of investment income by the investment division is affected by the timing of the declaration of dividends by the underlying fund in which the investment division invests.

MAXIM SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

	At December 31				For the year ended December 31
	Units		Unit Fair Value	Net Assets	Investment	Expense Ratio	Total Return
	(000s)			(000s)	Income Ratio
Maxim Series I Account:

MAXIM MONEY MARKET PORTFOLIO
2009	0	*	$27.87	$8	0.01%	1.25%	(1.41)%
2008	0	*	$28.27	$8	1.89%	1.25%	0.69%
2007	0	*	$28.07	$8	4.61%	1.25%	3.31%
2006	0	*	$27.17	$8	4.48%	1.25%	3.27%
2005	0	*	$26.25	$7	2.63%	1.25%	1.47%
MAXIM STOCK INDEX PORTFOLIO
2009	0	*	$79.07	$14	1.77%	1.25%	24.97%
2008	0	*	$63.27	$11	1.70%	1.25%	(38.08)%
2007	0	*	$102.18	$17	1.34%	1.25%	4.21%
2006	0	*	$98.05	$17	1.34%	1.25%	13.24%
2005	0	*	$86.70	$15	1.26%	1.25%	3.75%

* The Investment Division has units that round to less than 1,000 units.							(Continued)

MAXIM SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

	At December 31						For the year ended December 31
	Units	Unit Fair Value			Net Assets	Investment	Expense Ratio			Total Return
	(000s)	lowest to highest			(000s)	Income Ratio	lowest to highest			lowest to highest
Maxim Series II Account:

MAXIM MONEY MARKET PORTFOLIO
2009	44	$21.56	to	$21.62	$940	0.01%	1.40%	to	1.40%	(1.37)%	to	(1.37)%
2008	51	$21.86	to	$21.92	$1,108	1.23%	1.40%	to	1.40%	0.51%	to	0.50%
2007	54	$21.75	to	$21.81	$1,173	4.62%	1.25%	to	1.40%	3.42%	to	3.27%
2006	59	$21.03	to	$21.12	$1,241	4.48%	1.25%	to	1.40%	3.29%	to	3.13%
2005	65	$20.36	to	$20.48	$1,324	2.68%	1.25%	to	1.40%	1.29%	to	1.44%
MAXIM STOCK INDEX PORTFOLIO
2009	80	$63.09	to	$64.03	$5,140	1.75%	1.40%	to	1.40%	24.99%	to	25.00%
2008	83	$50.47	to	$51.23	$4,331	1.65%	1.40%	to	1.40%	(38.15)%	to	(38.14)%
2007	96	$81.60	to	$82.82	$8,024	1.28%	1.40%	to	1.40%	3.67%	to	3.68%
2006	121	$78.71	to	$79.88	$9,756	1.26%	1.40%	to	1.40%	13.09%	to	13.10%
2005	152	$69.60	to	$70.63	$10,828	1.23%	1.40%	to	1.40%	3.56%	to	3.57%
MAXIM U.S. GOVERNMENT MORTGAGE SECURITIES PORTFOLIO
2009	61	$39.94	to	$40.34	$2,546	4.07%	1.40%	to	1.40%	4.53%	to	4.53%
2008	67	$38.21	to	$38.59	$2,661	4.42%	1.40%	to	1.40%	5.00%	to	4.98%
2007	80	$36.39	to	$36.76	$3,019	4.45%	1.40%	to	1.40%	5.02%	to	5.03%
2006	104	$34.65	to	$35.00	$3,641	4.75%	1.40%	to	1.40%	2.88%	to	2.91%
2005	125	$33.68	to	$34.01	$4,234	4.25%	1.40%	to	1.40%	0.77%	to	0.78%

												(Continued)

MAXIM SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

	At December 31						For the year or period ended December 31
	Units	Unit Fair Value			Net Assets	Investment	Expense Ratio			Total Return
	(000s)	lowest to highest			(000s)	Income Ratio	lowest to highest			lowest to highest
Maxim Series III Account:

DREYFUS STOCK INDEX FUND
2009	58	$10.13	to	$10.13	$586	2.09%	0.50%	to	0.50%	25.68%	to	25.68%
2008	61	$8.06	to	$8.06	$495	2.14%	0.50%	to	0.50%	(37.47)%	to	(37.47)%
2007	60	$12.89	to	$12.89	$772	1.73%	0.50%	to	0.50%	4.71%	to	4.71%
2006	59	$12.31	to	$12.31	$721	1.70%	0.50%	to	0.50%	14.94%	to	14.94%
2005	53	$10.71	to	$10.71	$567	1.63%	0.50%	to	0.50%	4.18%	to	4.18%
FIDELITY VIP CONTRAFUND PORTFOLIO
2009	6	$16.72	to	$16.72	$100	1.26%	1.25%	to	1.25%	34.08%	to	34.08%
2008	7	$12.47	to	$12.47	$92	0.91%	1.25%	to	1.25%	(43.24)%	to	(43.24)%
2007	8	$21.97	to	$21.97	$202	0.92%	1.25%	to	1.25%	16.12%	to	16.12%
2006	9	$18.92	to	$18.92	$179	1.35%	1.25%	to	1.25%	10.32%	to	10.32%
2005	11	$17.15	to	$17.15	$187	0.30%	1.25%	to	1.25%	15.49%	to	15.49%
JANUS ASPEN FLEXIBLE BOND PORTFOLIO
2009	9	$18.38	to	$18.38	$160	4.65%	0.50%	to	0.50%	12.69%	to	12.69%
2008	8	$16.31	to	$16.31	$123	4.23%	0.50%	to	0.50%	5.50%	to	5.50%
2007	9	$15.46	to	$15.46	$139	4.78%	0.50%	to	0.50%	6.47%	to	6.47%
2006	11	$14.52	to	$14.52	$155	4.84%	0.50%	to	0.50%	3.71%	to	3.71%
2005	12	$14.00	to	$14.00	$164	5.02%	0.50%	to	0.50%	1.52%	to	1.52%
MAXIM AGGRESSIVE PROFILE I PORTFOLIO
2009	2	$14.28	to	$14.28	$34	0.69%	1.25%	to	1.25%	31.37%	to	31.37%
2008	3	$10.87	to	$10.87	$37	0.67%	1.25%	to	1.25%	(40.83)%	to	(40.83)%
2007	4	$18.37	to	$18.37	$78	1.20%	1.25%	to	1.25%	5.82%	to	5.82%
2006	3	$17.36	to	$17.36	$59	3.70%	0.50%	to	0.50%	14.14%	to	14.14%
2005	1	$15.21	to	$15.21	$18	1.12%	1.25%	to	1.25%	7.42%	to	7.42%
MAXIM ARIEL MIDCAP VALUE PORTFOLIO
2009	12	$36.56	to	$36.56	$422	0.22%	1.25%	to	1.25%	60.92%	to	60.92%
2008	13	$22.72	to	$22.72	$290	2.32%	1.25%	to	1.25%	(41.12)%	to	(41.12)%
2007	16	$38.59	to	$38.59	$625	0.47%	1.25%	to	1.25%	(2.45)%	to	(2.45)%
2006	18	$39.56	to	$39.56	$698	0.56%	1.25%	to	1.25%	9.95%	to	9.95%
2005	23	$35.98	to	$35.98	$836	0.48%	1.25%	to	1.25%	2.10%	to	2.10%
MAXIM ARIEL SMALL-CAP VALUE PORTFOLIO
2009	4	$31.88	to	$31.88	$127	0.11%	1.25%	to	1.25%	64.16%	to	64.16%
2008	4	$19.42	to	$19.42	$86	1.26%	1.25%	to	1.25%	(46.60)%	to	(46.60)%
2007	6	$36.37	to	$36.37	$217	0.54%	1.25%	to	1.25%	(3.71)%	to	(3.71)%
2006	7	$37.77	to	$37.77	$267	0.23%	1.25%	to	1.25%	11.15%	to	11.15%
2005	8	$33.98	to	$33.98	$272	0.60%	1.25%	to	1.25%	(1.71)%	to	(1.71)%
MAXIM BOND INDEX PORTFOLIO
2009	4	$13.38	to	$13.38	$47	4.05%	1.25%	to	1.25%	4.86%	to	4.86%
2008	4	$12.76	to	$12.76	$49	3.67%	1.25%	to	1.25%	5.02%	to	5.02%
2007	10	$12.15	to	$12.15	$123	4.83%	1.25%	to	1.25%	5.47%	to	5.47%
2006	5	$11.52	to	$11.52	$54	4.31%	1.25%	to	1.25%	2.49%	to	2.49%
2005	4	$11.24	to	$11.24	$48	3.94%	1.25%	to	1.25%	0.81%	to	0.81%

												(Continued)

MAXIM CONSERVATIVE PROFILE I PORTFOLIO
2009	1	$15.39	to	$15.39	$14	2.97%	1.25%	to	1.25%	18.93%	to	18.93%
2008	1	$12.94	to	$12.94	$12	4.36%	1.25%	to	1.25%	(14.92)%	to	(14.92)%
2007	1	$15.21	to	$15.21	$9	2.84%	1.25%	to	1.25%	4.25%	to	4.25%
2006	1	$14.58	to	$14.58	$9	1.99%	1.25%	to	1.25%	6.42%	to	6.42%
2005	3	$13.70	to	$13.70	$41	3.27%	1.25%	to	1.25%	2.93%	to	2.93%
MAXIM INDEX 600 PORTFOLIO
2009	8	$27.25	to	$27.25	$208	0.74%	1.25%	to	1.25%	23.41%	to	23.41%
2008	10	$22.08	to	$22.08	$227	0.87%	1.25%	to	1.25%	(32.19)%	to	(32.19)%
2007	11	$32.56	to	$32.56	$367	0.60%	1.25%	to	1.25%	(2.08)%	to	(2.08)%
2006	14	$33.25	to	$33.25	$469	0.46%	1.25%	to	1.25%	13.17%	to	13.17%
2005	17	$29.38	to	$29.38	$489	0.54%	1.25%	to	1.25%	5.72%	to	5.72%
MAXIM INVESCO ADR PORTFOLIO
2009	12	$20.59	to	$20.59	$249	2.14%	1.25%	to	1.25%	29.01%	to	29.01%
2008	14	$15.96	to	$15.96	$217	2.18%	1.25%	to	1.25%	(40.95)%	to	(40.95)%
2007	18	$27.03	to	$27.03	$485	1.89%	1.25%	to	1.25%	6.08%	to	6.08%
2006	22	$25.48	to	$25.48	$551	1.77%	1.25%	to	1.25%	22.32%	to	22.32%
2005	21	$20.83	to	$20.83	$436	1.66%	1.25%	to	1.25%	9.92%	to	9.92%
MAXIM LOOMIS SAYLES BOND PORTFOLIO
2009	6	$31.65	to	$31.65	$179	5.78%	1.25%	to	1.25%	36.72%	to	36.72%
2008	6	$23.15	to	$23.15	$150	7.81%	1.25%	to	1.25%	(22.73)%	to	(22.73)%
2007	7	$29.96	to	$29.96	$207	6.12%	1.25%	to	1.25%	6.77%	to	6.77%
2006	9	$28.06	to	$28.06	$259	5.05%	1.25%	to	1.25%	9.70%	to	9.70%
2005	12	$25.58	to	$25.58	$313	6.49%	1.25%	to	1.25%	2.44%	to	2.44%
MAXIM MODERATE PROFILE I PORTFOLIO
2009	13	$15.92	to	$15.92	$202	1.67%	1.25%	to	1.25%	22.84%	to	22.84%
2008	13	$12.96	to	$12.96	$165	2.24%	1.25%	to	1.25%	(24.21)%	to	(24.21)%
2007	19	$17.10	to	$17.10	$330	2.15%	1.25%	to	1.25%	5.75%	to	5.75%
2006	20	$16.17	to	$16.17	$325	2.09%	1.25%	to	1.25%	10.60%	to	10.60%
2005	37	$14.62	to	$14.62	$547	2.07%	1.25%	to	1.25%	4.95%	to	4.95%
MAXIM MODERATELY AGGRESSIVE PROFILE I PORTFOLIO
2009	3	$15.70	to	$15.70	$42	1.45%	1.25%	to	1.25%	27.02%	to	27.02%
2008	4	$12.36	to	$12.36	$47	1.89%	1.25%	to	1.25%	(31.10)%	to	(31.10)%
2007	6	$17.94	to	$17.94	$108	2.16%	1.25%	to	1.25%	5.90%	to	5.90%
2006	5	$16.94	to	$16.94	$92	1.87%	1.25%	to	1.25%	12.33%	to	12.33%
2005	13	$15.08	to	$15.08	$189	1.86%	1.25%	to	1.25%	6.35%	to	6.35%
MAXIM MODERATELY CONSERVATIVE PROFILE I PORTFOLIO
2009	4	$15.14	to	$15.14	$67	1.99%	1.25%	to	1.25%	20.64%	to	20.64%
2008	4	$12.55	to	$12.55	$56	3.03%	1.25%	to	1.25%	(19.14)%	to	(19.14)%
2007	6	$15.52	to	$15.52	$86	3.67%	1.25%	to	1.25%	5.15%	to	5.15%
2006	3	$14.77	to	$14.77	$38	2.47%	1.25%	to	1.25%	8.52%	to	8.52%
2005	3	$13.61	to	$13.61	$41	2.49%	1.25%	to	1.25%	4.61%	to	4.61%

												(Continued)

MAXIM MONEY MARKET PORTFOLIO
2009	82	$13.54	to	$12.90	$1,159	0.01%	0.50%	to	1.25%	(1.24)%	to	(0.54)%
2008	88	$13.71	to	$12.97	$1,257	1.89%	0.50%	to	1.25%	0.59%	to	1.41%
2007	91	$13.63	to	$12.79	$1,216	4.63%	0.50%	to	1.25%	3.41%	to	4.24%
2006	127	$13.18	to	$12.27	$1,651	4.54%	0.50%	to	1.25%	3.29%	to	3.98%
2005	81	$12.76	to	$11.80	$1,024	2.67%	0.50%	to	1.25%	1.51%	to	2.25%
MAXIM SMALL-CAP GROWTH PORTFOLIO
2009	7	$21.30	to	$21.30	$140	0.00%	1.25%	to	1.25%	30.51%	to	30.51%
2008	7	$16.32	to	$16.32	$118	0.00%	1.25%	to	1.25%	(42.00)%	to	(42.00)%
2007	11	$28.14	to	$28.14	$312	0.00%	1.25%	to	1.25%	10.83%	to	10.83%
2006	13	$25.39	to	$25.39	$324	0.00%	1.25%	to	1.25%	1.40%	to	1.40%
2005	15	$25.04	to	$25.04	$387	0.00%	1.25%	to	1.25%	3.30%	to	3.30%
MAXIM STOCK INDEX PORTFOLIO
2009	26	$24.35	to	$24.35	$642	1.75%	1.25%	to	1.25%	25.19%	to	25.19%
2008	29	$19.45	to	$19.45	$572	1.65%	1.25%	to	1.25%	(38.06)%	to	(38.06)%
2007	34	$31.40	to	$31.40	$1,081	1.18%	1.25%	to	1.25%	3.84%	to	3.84%
2006	73	$30.24	to	$30.24	$2,216	1.32%	1.25%	to	1.25%	13.26%	to	13.26%
2005	79	$26.70	to	$26.70	$2,108	1.22%	1.25%	to	1.25%	3.73%	to	3.73%
MAXIM T. ROWE PRICE EQUITY/INCOME PORTFOLIO
2009	60	$27.72	to	$14.44	$1,112	2.04%	0.50%	to	1.25%	23.64%	to	24.59%
2008	61	$22.42	to	$11.59	$934	2.69%	0.50%	to	1.25%	(36.99)%	to	(36.49)%
2007	65	$35.58	to	$18.25	$1,644	1.74%	0.50%	to	1.25%	1.95%	to	2.70%
2006	70	$34.90	to	$17.77	$1,750	1.59%	0.50%	to	1.25%	17.63%	to	18.55%
2005	74	$29.67	to	$14.99	$1,656	1.55%	0.50%	to	1.25%	2.84%	to	3.59%
MAXIM T. ROWE PRICE MIDCAP GROWTH PORTFOLIO
2009	10	$22.36	to	$22.36	$231	0.00%	1.25%	to	1.25%	43.06%	to	43.06%
2008	11	$15.63	to	$15.63	$167	0.00%	1.25%	to	1.25%	(41.11)%	to	(41.11)%
2007	11	$26.54	to	$26.54	$323	0.05%	1.25%	to	1.25%	15.44%	to	15.44%
2006	17	$22.99	to	$22.99	$401	0.16%	1.25%	to	1.25%	5.41%	to	5.41%
2005	22	$21.81	to	$21.81	$478	0.00%	1.25%	to	1.25%	12.71%	to	12.71%
MAXIM U.S. GOVERNMENT MORTGAGE SECURITIES PORTFOLIO
2009	8	$20.10	to	$20.10	$155	4.09%	1.25%	to	1.25%	4.69%	to	4.69%
2008	8	$19.20	to	$19.20	$152	5.31%	1.25%	to	1.25%	5.15%	to	5.15%
2007	5	$18.26	to	$18.26	$88	4.12%	1.25%	to	1.25%	5.18%	to	5.18%
2006	8	$17.36	to	$17.36	$138	4.48%	1.25%	to	1.25%	3.03%	to	3.03%
2005	13	$16.85	to	$16.85	$218	4.21%	1.25%	to	1.25%	0.90%	to	0.90%
NEUBERGER BERMAN AMT PARTNERS PORTFOLIO
2009	39	$13.08	to	$13.08	$515	2.76%	0.50%	to	0.50%	55.34%	to	55.34%
2008	36	$8.42	to	$8.42	$302	0.52%	0.50%	to	0.50%	(52.64)%	to	(52.64)%
2007	36	$17.78	to	$17.78	$643	0.65%	0.50%	to	0.50%	8.75%	to	8.75%
2006	35	$16.35	to	$16.35	$574	0.74%	0.50%	to	0.50%	11.68%	to	11.68%
2005	39	$14.64	to	$14.64	$568	1.67%	0.50%	to	0.50%	17.50%	to	17.50%

												(Continued)

TEMPLETON FTVIPT FOREIGN SECURITIES PORTFOLIO
2009	26	$15.83	to	$15.83	$404	3.74%	0.50%	to	0.50%	36.70%	to	36.70%
2008	27	$11.58	to	$11.58	$315	2.67%	0.50%	to	0.50%	(40.55)%	to	(40.55)%
2007	28	$19.48	to	$19.48	$541	2.10%	0.50%	to	0.50%	15.20%	to	15.20%
2006	27	$16.91	to	$16.91	$461	1.36%	0.50%	to	0.50%	21.13%	to	21.13%
2005	27	$13.96	to	$13.96	$379	1.67%	0.50%	to	0.50%	9.92%	to	9.92%

												(Concluded)

PART C
OTHER INFORMATION

Item 24.	Financial Statements and Exhibits

(a)	Financial Statements

The consolidated balance sheets of Great-West Life & Annuity Insurance Company (“Great-West”) as of December 31, 2009 and 2008, and the related consolidated statements of income, stockholder’s equity, and cash flows for each of the three years in the period ended December 31, 2009, as well as the statement of assets and liabilities of Maxim Series Account of Great-West as of December 31, 2009, the related statement of operations for the year then ended and the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights included in Note 6 for each of the periods presented, are included in Part B.

(b)	Exhibits
(1)
Copy of resolution of Board of Directors of Depositor establishing Registrant is incorporated by reference to Registrant’s Post Effective Amendment No. 8 on Form N-4 (File No. 33-82610) filed on April 27, 2001.

(2)	Not Applicable

(3)
Underwriting Agreement between Great-West and GWFS Equities, Inc. (formerly, BenefitsCorp Equities, Inc.) is incorporated by reference to Registrant’s Pre- Effective Amendment No. 1 (File No. 333-44839) filed on August 14, 1998.

(4)
Form of variable annuity contracts no longer being offered by Registrant are incorporated by reference to Registrant's Pre-Effective Amendment No. 2 (File No. 2-73879) on its Form S-6 filed on March 10, 1982.  Form of variable annuity contract currently being offered by Registrant is incorporated by reference to Registrant’s Post Effective Amendment No. 8 on Form N-4 (File No. 33-82610) filed on April 27, 2001.

(5)
Form of application used with variable annuity contracts no longer being offered by Registrant are incorporated by reference to Registrant's Pre-Effective Amendment No. 2 (File No. 2-73879) on Form S-6 filed on March 10, 1982.  Form of application used with variable annuity contract currently is incorporated by reference to Registrant’s Post Effective Amendment No. 8 on Form N-4 (File No. 333-44839) filed on April 27, 2001.

(6)
Articles of Incorporation and Bylaws of Depositor are incorporated by reference to Pre-Effective Amendment No. 2 to the Depositor’s Registration Statement on Form S-1 (File No. 333-01173) filed on October 29, 1996; Amended Bylaws of Depositor are incorporated by reference to Post-Effective Amendment No. 38 to the Registration Statement filed by FutureFunds Series Account on Form N-4 on April 24, 2006 (File No. 2-98550).

(7)	Not Applicable

(8)(a)
Participation Agreement, dated April 1, 1982, with Maxim Series Fund, Inc. is incorporated by reference to Registrant’s Post-Effective Amendment No. 15 on Form N-4 (File No. 33-82610) filed on April 26, 2006.

(8)(b)
Amended and Restated Participation Agreement, dated October 26, 2006, with Variable Insurance Products Funds and Fidelity Distributors Corporation is incorporated by reference to Post-Effective Amendment No. 14 to the Registration Statement filed by COLI VUL-2 Series Account on Form N-6 (File No. 333-70963) on April 30, 2007.

(8)(c)
Rule 22c-2 Shareholder Information Agreement, dated April 16, 2007, with Maxim Series Fund, Inc. is incorporated by reference to Registrant’s Post-Effective Amendment No. 17 on Form N-4 (File No. 33-82610) filed on April 23, 2007.

(8)(d)
SEC Rule 22c-2 Amendment, dated March 27, 2007 with Fidelity Distributors Corporation is incorporated by reference to Registrant’s Post-Effective Amendment No. 17 on Form N-4 (File No. 33-82610) filed on April 23, 2007.

(8)(e)	Amendment to Participation Agreement, dated June 28 2007, with Fidelity Distributors Corporation is filed herewith.

(9)
Copy of opinion of counsel for contracts no longer being offered by Registrant are incorporated by reference to Registrant's Post-Effective Amendment No. 14 to its Registration Statement on Form N-4 (File No. 2-73879) filed on April 30, 1987.  Copy of opinion of counsel for contracts currently being offered by Registrant is incorporated by reference to Registrant’s Post Effective Amendment No. 8 (File No. 333-44839) filed on April 27, 2001.

(10)(a)	Written Consent of Jorden Burt LLP is filed herewith.

(10)(b)	Written Consent of Deloitte & Touche LLP is filed herewith.

(11)	Not Applicable

(12)	Not Applicable

(13)
Powers of Attorney for Messrs. Balog, Bernbach, A. Desmarais, P. Desmarais, Jr., Louvel, Nickerson, Plessis-Bélair and Walsh are incorporated by reference to Registrant’s Post-Effective Amendment No. 17 on Form N-4 (File No. 33-82610) filed on April 23, 2007.  Powers of Attorney for Messrs. Orr and P. Ryan are incorporated by reference to Registrant’s Post-Effective Amendment No. 18 on Form N-4 (File No. 33-82610) filed on April 16, 2008.  Powers of Attorney for Messrs. McFeetors, T. Ryan, Royer and Rousseau and filed herewith.

Item 25.                Directors and Officers of the Depositor

Name	Principal Business Address	Positions and Offices with Depositor

R. L. McFeetors	(1)	Chairman of the Board

J. Balog	2205 North Southwinds Boulevard, Apt. 307 Vero Beach, Florida 32963	Director

J.L. Bernbach	32 East 57th Street, 10th Floor New York, NY 10022	Director

A. Desmarais	(4)	Director

P. Desmarais, Jr.	(4)	Director

M.T.G. Graye	(2)	Director, President and Chief Executive Officer

A. Louvel	930 Fifth Avenue, Apt. 17D New York, NY 10021	Director

J. E. A. Nickerson	H.B. Nickerson & Sons Limited P.O. Box 130 255 Commercial Street North Sydney, Nova Scotia, Canada B2A 3M2	Director

R.J. Orr	(4)	Director

M. Plessis-Bélair	(4)	Director

H.P. Rousseau	(4)	Director

R.Royer	(4)	Director

P.K. Ryan	(4)	Director

T.T. Ryan	SIFMA 120 Broadway, 35th Floor New York, NY 10271-0080	Director

B. E. Walsh	QVan Capital, LLC 1 Dock Street, Fourth Floor Stamford, CT 06902	Director

S.M. Corbett	(2)	Executive Vice President and Chief Investment Officer

R.K. Shaw	(2)	Executive Vice President, Individual Markets

C.P. Nelson	(2)	President, Great-West Retirement Services

R.D. Saull	(1)	Executive Vice President and Chief Information Officer

J.L. McCallen	(2)	Senior Vice President and Chief Financial Officer

C.H. Cumming	(2)	Senior Vice President, Defined Contribution Markets

G.R. Derback	(2)	Senior Vice President and Controller

M.R. Edwards	(2)	Senior Vice President, FASCore Operations

E.P. Frisen	(2)	Senior Vice President, Investments

R.J. Laeyendecker	(2)	Senior Vice President, Executive Benefits Markets

K.T. Ledwos	(2)	Vice President and Actuary

G.R. McDonald	(2)	Senior Vice President, Corporate Resources

S.A. Miller	(3)	Senior Vice President and Chief Information Officer

G.E. Seller	18111 Von Karman Avenue, #560 Irvine, CA 92612	Senior Vice President, Government Markets

R.G. Schultz	(3)	Senior Vice President, General Counsel and Secretary

C.S. Toucher	(2)	Senior Vice President, Investments

(1) 100 Osborne Street North, Winnipeg, Manitoba, Canada R3C 3A5.
(2) 8515 East Orchard Road, Greenwood Village, Colorado 80111.
(3) 8525 East Orchard Road, Greenwood Village, Colorado 80111.
(4) Power Financial Corporation, 751 Victoria Square, Montreal, Quebec, Canada H2Y 2J3.

Item 26.       Persons controlled by or under common control with the Depositor or Registrant as of 12/31/09.

Organizational Chart – December 31, 2009
I.           OWNERSHIP OF POWER CORPORATION OF CANADA

The following sets out the ownership, based on votes attached to the outstanding voting shares, of Power Corporation of Canada:

Paul G. Desmarais
        99.999% - Pansolo Holding Inc.
  100% - 3876357 Canada Inc.
  100% - 3439496 Canada Inc.
  100% - Capucines Investments Corporation
    32% - Nordex Inc. (68% also owned directly by Paul G. Desmarais)
               94.9% - Gelco Enterprises Ltd. (5.1% also owned directly by Paul G. Desmarais)
             53.78% - Power Corporation of Canada

The total voting rights of Power Corporation of Canada (PCC) controlled directly and indirectly by Mr. Paul G. Desmarais is as follows.  There are issued and outstanding as of December 31, 2009 408,409,903 Subordinate Voting Shares (SVS) of PCC carrying one vote per share and 48,854,772 Participating Preferred Shares (PPS) carrying 10 votes per share; hence the total voting rights are 896,957,623.

Pansolo Holding Inc. owns directly 23,216,033 SVS and 367,692 PPS, entitling Pansolo Holding Inc. directly to an aggregate percentage of voting rights of 26,892,953 or 3.00 % of the total voting rights attached to the shares of PCC. Pansolo Holding Inc. wholly owns 3876357 Canada Inc., 3439496 Canada Inc. and Capucines Investments Corporation which respectively own 40,686,080 SVS, 3,236,279 SVS, 3,125,000 SVS of PCC, representing respectively 4.54%, 0.36%, 0.35 % of the aggregate voting rights of PCC.

Gelco Entreprises Ltd owns directly 48,235,700 PPS, representing 53.78% of the aggregate voting rights of PCC (PPS (10 votes) and SVS (1 vote)). Hence the total voting rights of PCC under the direct and indirect control of Mr. Paul G. Desmarais is approximately 62.03%; note that this is not the equity percentage.

Mr. Paul G. Desmarais also owns personally 1,361,750 SVS of PCC.

II.	OWNERSHIP BY POWER CORPORATION OF CANADA

Power Corporation of Canada has a 10% or greater voting interest in the following entities:

A.           Great-West Life & Annuity Insurance Company Group of Companies (U.S. insurance)

Power Corporation of Canada
     100.0% - 171263 Canada Inc.
         66.3% - Power Financial Corporation
           68.59% - Great-West Lifeco Inc.
             100.0% - Great-West  Financial (Canada) Inc.
                 100.0% - Great-West Financial (Nova Scotia) Co.
   100.0% - Great-West Lifeco U.S. Inc.
                    100.0% - GWL&A Financial Inc.
                                    60.0% - Great-West Life & Annuity Insurance Capital (Nova Scotia) Co.
     60.0% - Great-West Life & Annuity Insurance Capital (Nova Scotia) Co. II
 60.0% - Great-West Life & Annuity Insurance Capital, LLC
     60.0% - Great-West Life & Annuity Insurance Capital, LLC II
                                   100.0% - Great-West Life & Annuity Insurance Company (Fed ID # 84-0467907 - NAIC # 68322, CO)
100.0% - First Great-West Life & Annuity Insurance Company (Fed ID # 13-2690792 - NAIC # 79359, NY)
100.0% - Advised Assets Group, LLC
    100.0% - GWFS Equities, Inc.
100.0% - Great-West Life & Annuity Insurance Company of South Carolina
   100.0% - National Plan Coordinators of Delaware, Inc.
   100.0% - Emjay Corporation
  100.0% - EMJAY Retirement Plan Services, Inc.
   100.0% - GW Investor Services, LLC.
   100.0% - FASCore, LLC
     50.0% - Westkin Properties Ltd.
     82.01% - Maxim Series Fund, Inc.
   100.0% - GW Capital Management, LLC
   100.0% - Orchard Trust Company, LLC
   100.0% - Lottery Receivable Company One LLC
   100.0% - LR Company II, L.L.C.
   100.0% - Singer Collateral Trust IV
                                   100.0% - Singer Collateral Trust V

B.           Putnam Investments Group of Companies (Mutual Funds)

Power Corporation of Canada
     100.0% - 171263 Canada Inc.
         66.3% - Power Financial Corporation
           68.59% - Great-West Lifeco Inc.
             100.0% - Great-West Financial (Canada) Inc.
                 100.0% - Great-West Financial (Nova Scotia) Co.
                    100% - Great-West Lifeco U.S., Inc.
                   100% - Putnam Investments, LLC
                          100.0% - Putnam Acquisition Financing Inc.
             100.0% - Putnam Acquisition Financing LLC
               100.0% - Putnam U.S. Holdings, LLC
 100.0% - Putnam U.S. Holdings I Inc.
                   99.0% - Putnam Investment II LP (1% owned by Putnam U.S. Holdings II Inc.)
               100.0% -Putnam, LLC
       99.0% - Putnam Retail Management Limited Partnership (1% owned by Putnam Retail Management GP, Inc.)
       100.0% - Putnam Retail Management GP, Inc.
       100.0% - Putnam Investment Management, LLC
       100.0% - Putnam Advisory Company GP, Inc.
       99.0% - Putnam Advisory Company, Limited Partnership (1% owned by Putnam Advisory Company GP, Inc.)
            100.0% - The Putnam Advisory Company, LLC
                 99.0% - Putnam U.S. Holdings II Inc. (1% owned by Putnam U.S. Holdings I Inc.)
                       100.0% - Putnam U.S. Holdings I, LLC
                    80.0% - PanAgora Asset Management, Inc.
                    100.0% -Putnam GP Inc.
                    100.0% - PII Holdings, Inc.
                    99.0% - TH Lee Putnam Equity Managers LP (1% owned by Putnam GP Inc.)
                    100.0% - Putnam Investment Holdings, LLC
          100.0% - Putnam Aviation Holdings, LLC
          100.0% - Putnam Capital, LLC
               80.0% - TH Lee Putnam Capital Management, LLC
                100.0% - Putnam Fiduciary Trust Company (NH)
100.0% - Putnam Investor Services, Inc.
                          100.0% - Putnam International Holdings LLC
                100.0% - Putnam Investments Inc. (Canada)
                100.0% - Putnam Investments (Ireland) Limited
                100.0% - Putnam Investments Australia Pty Limited
                100.0% - Putnam Investments Securities Co., Ltd. (Japan)
                100.0% - Putnam International Distributors, Ltd. (Cayman)
            100.0% - Putnam Investments Argentina S.A.
          100.0% - Putnam Investments (Asia) Limited
                100.0% - Putnam Investments Limited (U.K.)
                 100.0% - New Flag UK Holdings Limited
                   100.0% - New Flag Asset Management Limited (UK)

C.           The Great-West Life Assurance Company Group of Companies (Canadian insurance)

Power Corporation of Canada
    100.0% - 171263 Canada Inc.
         66.3% - Power Financial Corporation
           68.59% - Great-West Lifeco Inc.
100.0% - 2142540 Ontario Inc.
100.0% - Great-West Lifeco Finance (Delaware) LP
100.0% - Great-West Lifeco Finance (Delaware) LLC
                 100.0% - 2023308 Ontario Inc.
           100.0% - Great-West Life & Annuity Insurance Capital, LP
           40.0% - Great-West Life & Annuity Insurance Capital (Nova Scotia) Co.
         40.0% - Great-West Life & Annuity Insurance Capital, LLC
           100.0% - Great-West Life & Annuity Insurance Capital, LP II
           40.0% - Great-West Life & Annuity Insurance Capital (Nova Scotia) Co. II
         40.0% - Great-West Life & Annuity Insurance Capital, LLC II
100.0% - 2171866 Ontario Inc
100.0% - Great-West Lifeco Finance (Delaware) LP II
      100.0% - Great-West Lifeco Finance (Delaware) LLC II
100.0% - 2023310 Ontario Inc.
100.0% - 2023311 Ontario Inc.
100.0% - 6109756 Canada Inc.
           100.0% - 6922023 Canada Inc.
           100.0% - The Great-West Life Assurance Company (NAIC #80705, MI)
71.4% - GWL THL Private Equity I Inc. (28.6% owned by The Canada Life Assurance Company)
100.0% - GWL THL Private Equity II Inc.
100.0% - Great-West Investors Holdco Inc.
100.0% - Great-West Investors LLC
100.0% - Great-West Investors LP Inc.
100.0% - Great-West Investors GP Inc.
100.0% - Great-West Investors LP
100.0% - T.H. Lee Interests
100.0%  - Gold Circle Insurance Company
100.0%  - GWL Realty Advisors Inc.
100.0% - GWL Realty Advisors U.S., Inc.
100.0% - RA Real Estate Inc.
0.1% RMA Real Estate LP
100.0% - Vertica Resident Services Inc.
                           100.0%  - GWL Investment Management Ltd.
                  100.0%  - 801611 Ontario Limited
100.0%  - 118050 Canada Inc.
                  100.0%  - 1213763 Ontario Inc.
99.9% -  Riverside II Limited Partnership
70.0% -   Kings Cross Shopping Centre Ltd.
100.0%  - 681348 Alberta Ltd.
                                           100.0% - The Owner: Condominium Plan No 8510578
                             50.0% - 3352200 Canada Inc.
100.0%  - 1420731 Ontario Limited
100.0%  - 1455250 Ontario Limited
100.0%  - CGWLL Inc.
  65.0%  - The Walmer Road Limited Partnership
  50.0%  - Laurier House Apartments Limited
100.0%  - 2024071 Ontario Limited
100.0% - 431687 Ontario Limited
    0.1% -  Riverside II Limited Partnership
100.0%  - High Park Bayview Inc.
  75.0%  - High Park Bayview Limited Partnership
                             50.0% - KAB Properties Inc.
5.6% - MAM Holdings Inc. (94.4% owned by The Canada Life Insurance Company of Canada)
100.0% - 647679 B.C. Ltd.
100.0% - Red Mile Acquisitions Inc.
70.0% - TGS North American Real Estate Investment Trust
100.0% - TGS Trust
70.0% - RMA Investment Company (Formerly TGS Investment Company)
100.0% - RMA Property Management Ltd. (Formerly TGS REIT Property Management Ltd.)
100.0% - RMA Property Management 2004 Ltd. (Formerly TGS REIT Property Management 2004 Ltd.)
100.0% - RMA Realty Holdings Corporation Ltd. (Formerly TGS Realty Holdings Corporation Ltd.)
100.0% - RMA (U.S.) Realty LLC (Delaware) [(special shares held by each of 1218023 Alberta Ltd. (50%) and 1214931 Alberta Ltd. (50%)]
100.0% - RMA  American Realty Corp.
1% - RMA  American Realty Limited Partnership [(99% owned by RMA  (U.S.) Realty LLC (Delaware)]
99.0% - RMA  American Realty Limited Partnership (1% owned by RMA  American Realty Corp.)
100.0% - 1218023 Alberta Ltd.
50% - special shares in RMA  (U.S.) Realty LLC (Delaware)
100.0% - 1214931 Alberta Ltd.
50% - special shares in RMA  (U.S.) Realty LLC (Delaware)
70.0% - RMA Real Estate LP
100.0% - RMA Properties Ltd. (Formerly TGS REIT Properties Ltd.)
100.0% - S-8025 Holdings Ltd.
100.0% - RMA Properties (Valley Centre) Ltd. (Formerly TGS REIT Properties (Valley Centre) Ltd.
100.0% - RMA Properties (Riverside) Ltd. (Formerly TGS REIT Properties (Riverside) Ltd.
100.0% - RMA Properties (Tri-Cities) Ltd. (Formerly TGS REIT Properties (Tri-Cities) Ltd.
70.0% - KS Village (Millstream) Inc.
70.0% - 0726861 B.C. Ltd.
70.0% - Trop Beau Developments Limited
70.0% - Kelowna Central Park Properties Ltd.
70.0% - Kelowna Central Park Phase II Properties Ltd.
40.0% - PVS Preferred Vision Services
100.0%  - London Insurance Group Inc.
100.0% - Trivest Insurance Network Limited
100.0% - The Motion Picture Bond Company Inc.
100.0%  - London Life Insurance Company (Fed ID # 52-1548741 – NAIC # 83550, MI)
30.0% - Kings Cross Shopping Centre Ltd.
30.0% - 0726861 B.C. Ltd.
30.0% - TGS North American Real Estate Investment Trust
100.0% - TGS Trust
30.0% - RMA Investment Company (Formerly TGS Investment Company)
100.0% - RMA Property Management Ltd. (Formerly TGS REIT Property Management Ltd.)
100.0% - RMAProperty Management 2004 Ltd. (Formerly TGS REIT Property Management 2004 Ltd.)
100.0% - RMA Realty Holdings Corporation Ltd. (Formerly TGS Realty Holdings Corporation Ltd.)
100.0% - RMA  (U.S.) Realty LLC (Delaware) [(special shares held by each of 1218023 Alberta Ltd. (50%) and 1214931 Alberta Ltd. 50%)]
100.0% - RMA  American Realty Corp.
1% - RMA  American Realty Limited Partnership [(99% owned by RMA  (U.S.) Realty LLC (Delaware)]
 99.0% - RMA  American Realty Limited Partnership (1% owned by RMA  American Realty Corp.)
100.0% - 1218023 Alberta Ltd.
50% - special shares in RMA  (U.S.) Realty LLC (Delaware)
100.0% - 1214931 Alberta Ltd.
50% - special shares in RMA  (U.S.) Realty LLC (Delaware)
30.0% - RMA Real Estate LP
100.0% - RMA Properties Ltd. (Formerly TGS REIT Properties Ltd.)
100.0% - S-8025 Holdings Ltd.
100.0% - RMA Properties (Valley Centre) Ltd. (Formerly TGS REIT Properties (Valley Centre) Ltd.
100.0% - RMA Properties (Riverside) Ltd. (Formerly TGS REIT Properties (Riverside) Ltd.
100.0% - RMA Properties (Tri-Cities) Ltd. (Formerly TGS REIT Properties (Tri-Cities) Ltd.
100.0% - London Capital Management Ltd.
100.0% - 1319399 Ontario Inc.
100.0% - 3853071 Canada Limited
  50.0% - Laurier House Apartments Limited
  30.0% - Kelowna Central Park Properties Ltd.
  30.0% - Kelowna Central Park Phase II Properties Ltd.
  30.0% - Trop Beau Developments Limited
100.0% - 42969098 Canada Inc.
100.0% - 389288 B.C. Ltd.
100.0% - Quadrus Investment Services Ltd.
 35.0% - The Walmer Road Limited Partnership
100.0% - 177545 Canada Limited
100.0% - Lonlife Financial Services Limited
88.0% - Neighborhood Dental Services Ltd.
100.0% - Toronto College Park Ltd.
    25.0% - High Park Bayview Limited Partnership
 50.0% - KAB Properties Inc.
30.0% - KS Village (Millstream) Inc.
100.0% - London Life Financial Corporation
89.4%  - London Reinsurance Group, Inc. (10.6% owned by London Life Insurance Company)
100.0%  - London Life & General Reinsurance Co. Ltd. (1 share held by London Life & Casualty Reinsurance Corporation and 20,099,999 shares held by London Reinsurance Group Inc.)
100.0%  - London Life & Casualty Reinsurance Corporation
100.0% - Trabaja Reinsurance Company Ltd.
100.0% - London Life and Casualty (Barbados) Corporation
100.0%  - LRG (US), Inc.
100.0% - London Life International Reinsurance Corporation
100.0% - London Life Reinsurance Company (Fed ID # 23-2044256 – NAIC # 76694, PA)
100.0% - HRMP, Inc.
51.0% - Health Reinsurance Management Partnership (HRMP) (Massachusetts)
100.0% - HRMP II, Inc.
49% Health Reinsurance Management Partnership (HRMP) (Massachusetts)

100.0% - Canada Life Financial Corporation
100.0% - The Canada Life Assurance Company (Fed ID # 38-0397420, NAIC # 80659, MI)
100.0% - Canada Life Brasil LTDA
100.0% - Canada Life Capital Corporation, Inc.
100.0% - Canada Life International Holdings, Limited
100.0% - Canada Life International Services Limited
100.0% - Canada Life International, Limited
100.0% - CLI Institutional Limited
100.0% - Canada Life Irish Holding Company, Limited
100.0% - Lifescape Limited
100.0% - Setanta Asset Management Limited
100.0% - Canada Life Group Services Limited
100.0% - Canada Life Europe Investment Limited
78.67% - Canada Life Assurance Europe Limited
100.0% - Canada Life Europe Management Services, Limited
21.33% - Canada Life Assurance Europe Limited
100.0% - Canada Life Assurance (Ireland), Limited
100.0% - F.S.D. Investments, Limited
100.0% - Canada Life International Re, Limited
100.0% - Canada Life Reinsurance International, Ltd.
100.0% - Canada Life Reinsurance, Ltd.
100.0% - The Canada Life Group (U.K.), Limited
100.0% Great-West Retirement Services (Europe) Limited
100.0% - Canada Life Pension Managers & Trustees, Limited
100.0% - Canada Life Asset Management Limited
100.0% - Canada Life European Real Estate Limited
100.0% - Canada Life Trustee Services (U.K.), Limited
100.0% - CLFIS (U.K.), Limited
100.0% - Canada Life, Limited
100.0% - Canada Life (U.K.), Limited
100.0% - Albany Life Assurance Company, Limited
100.0% - Canada Life Management (U.K.), Limited
100.0% - Canada Life Services (U.K.), Limited
100.0% - Canada Life Fund Managers (U.K.), Limited
100.0% - Canada Life Group Services (U.K.), Limited
100.0% - Canada Life Holdings (U.K.), Limited
100.0% - Canada Life Irish Operations, Limited
100.0% - Canada Life Ireland Holdings, Limited.
100.0% - 4073649 Canada, Inc. (1 common share owned by 587443 Ontario, Inc.)
100.0% - Canada Life Finance (U.K.), Limited
100.0% - CLH International Capital Management Hungary, Limited Liability Company
100.0% - The Canada Life Insurance Company of Canada
94.4% - MAM Holdings Inc. (5.6% owned by GWL)
100.0% - Mountain Asset Management LLC
100.0% - Quadrus Distribution Services Ltd.
100.0% - CL Capital Management (Canada), Inc.
100.0% - GRS Securities, Inc.
100.0% - 587443 Ontario, Inc.
100.0% - Canada Life Mortgage Services, Ltd.
100.0% - Adason Properties, Limited
100.0% - Adason Realty, Ltd.
100.0% - Laketon Investment Management Ltd.
100.0% - Crown Life Insurance Company

D.           IGM Financial Inc. Group of Companies (Canadian mutual funds)

Power Corporation of Canada
        100.0% - 171263 Canada Inc.
               66.3% - Power Financial Corporation
                    56.3% - IGM Financial Inc.
100.0% - Investors Group Inc.
100.0% - Investors Group Financial Services Inc.
100.0% - I.G. International Management Limited
100.0% - I.G. Investment Management (Hong Kong) Limited
100.0% - Investors Group Trust Co. Ltd.
100.0% - 391102 B.C. Ltd.
100.0% - I.G. Insurance Services Inc.
100.0% - Investors Syndicate Limited
100.0% - Investors Group Securities Inc.
100.0% - I.G. Investment Management, Ltd.
100% - Investors Group Corporate Class Inc.
100.0% - Investors Syndicate Property Corp.
19.63% - I.G. (Rockies) Corp.
100.0% - I.G. Investment Corp.
80.37% - I.G. (Rockies) Corp. (19.63% owned by I.G. Investment Management, Ltd.)
100.0% - Mackenzie Inc.
100.0% - Mackenzie Financial Corporation
100.0% - Mackenzie Financial Charitable Foundation
100.0% - Strategic Charitable Giving Foundation
100.0% - M.R.S. Inc.
100.0% - M.R.S. Correspondent Corporation
100.0% - M.R.S. Securities Services Inc.
100.0% - Execuhold Investment Limited
100.0% - Winfund Software Corp.
100.0% - M.R.S. Trust Company
100.0% - Anacle I Corporation
100.0% - Mackenzie M.E.F. Management Inc.
100.0% - Canterbury Common Inc.
100.0% - Mackenzie Financial Services Inc.
100.0% - Mackenzie (Rockies) Corp.
100.0% - Mackenzie Cundill Investment (Bermuda) Ltd.
100.0% - Mackenzie Cundill Investment Management Ltd.
100.0% - Mackenzie Financial Capital Corporation
100.0% - Multi-Class Investment Corp.
100.0% - MSP 2007 GP Inc.
100.0% - Howson Tattersall Investment Counsel Limited
100.0% - MSP 2008 GP Inc.
100.0% - MSP 2009 GP Inc.
100.0% - MSP 2010 GP Inc.
 91.44% - Investment Planning Counsel Inc.
100.0% - Investment Planning Counsel of Canada Limited
100.0% - IPC Investment Corporation
100.0% - 9132-2155 Quebec Inc.
100.0% - Alpha I Financial Inc.
100.0% - IPC Save Inc.
100.0% - 1275279 Ontario Inc.
50.0% - IPC Estate Services Inc.
 50.0% - IPC Estate Services Inc.
100.0% - IPC Securities Corporation
100.0% - IPC Portfolio Services Inc.
100.0% - Counsel Portfolio Services Inc.

E.	Pargesa Holding S.A. Group of Companies (European investments)

Power Corporation of Canada
    100.0% - 171263 Canada Inc.
         66.3% - Power Financial Corporation
                        100.0% - Power Financial Europe B.V.
           50.0% - Parjointco N.V.
              54.1% - Pargesa Holding S.A.
100.0% - Pargesa Netherlands B.V.
 26.1% - Imerys
 50.0% - Groupe Bruxelles Lambert
           Capital
    7.1%  - Suez Environment Company
  21.1% - Lafarge
    9.1% - Pernod Ricard
    0.6% - Iberdrola
    3.9% - Arkema
100.0% - Belgian Securities BV
               Capital
30.7% - Imerys
  61.6% - Brussels Securities
               Capital
100.0% - Sagerpar
3.8% - Groupe Bruxelles Lambert
100.0% - GBL Participations
100.0% - GBL Overseas Finance NV
100.0% - GBL Treasury Center
Capital
100.0% - GBL Energy Sárl
Capital
4.0% - Total
100.0% - GBL Verwaltung GmbH
100.0% - Immobilière Rue de Namur Sárl
100.0% - GBL Finance SA
               Capital
38.4% - Brussels Securities
100.0% - GBL Verwaltung Sàrl
Capital
100.0% - GBL Investments Limited
100.0% - GBL R
  5.2% - GDF SUEZ (1)
43.0% - ECP 1
42.4% - ECP 2
100.0% - Pargesa Compagnie S.A..
100.0% - Fivaz & Cie SA
100.0% - Pargesa Luxembourg S.A.
100.0% - SFPG
100.0% - SIB Huston

(1) Based on Company’s published capital as of September, 2009

F.           Gesca Ltée Group of Companies (Canadian communications)

Power Corporation of Canada
100.0% - 4507053 Canada Inc.
100.0% - Gesca Ltée
100.0% - La Presse ltée
100.0% - Gesca Ventes Média Ltée
100.0% - Gesca Numérique Ltée
100.0% - 3855082 Canada Inc.
100.0% - Cyberpresse inc.
100.0% - 6645119 Canada Inc.
100.0% - Les Éditions La Presse II Inc.
100.0% - 3819787 Canada Inc.
100.0% - 3834310 Canada Inc.
20.0% - 3859282 Canada Inc.
100.0% - Square Victoria Digital Properties inc.
100.0% - 4400046 Canada Inc.
49.99% - 9059-2114 Québec Inc.
97.5% - DuProprio Inc.
100% - VR Estates Inc.
100% - 0757075 B.C. Ltd.
0.1% - Lower Mainland Comfree LP
99.9% - Lower Mainland Comfree LP
100% - Private Real Estate Corporation
100% - 1083411 Alberta Ltd
100% - Comfree Commission Free Realty Inc.
100.0% - Les Productions La Presse Télé Ltée
100.0% - La Presse Télé Ltée
100.0% - La Presse Télé II Ltée
100.0% - La Presse Télé III Ltée
100.0% - Les Éditions Gesca Ltée
100.0% - Groupe Espaces Inc.
100.0% - Les Éditions La Presse Ltée
100.0% - 6657443 Canada Inc.
  10.0% - Acquisio Inc.
    4.6% - Nstein Technologies Inc.
  50.0% - Workopolis Canada
  25.0% - Olive Média

G.	Power Corporation (International) Limited Group of Companies (Asian investments)

Power Corporation of Canada
100.0% - Power Corporation (International) Limited
99.9% - Power Pacific Corporation Limited
  25.0% - Barrick Power Gold Corporation of China Limited
  100.0% - Power Pacific Mauritius Limited
7.61% - Vimicro
  0.1% - Power Pacific Equities Limited
99.9% - Power Pacific Equities Limited
4.3% - CITIC Pacific Limited
5.8% - Yaolan Limited
100.0% - Power Communications Inc.
0.1% - Power Pacific Corporation Limited

H.           Other PCC Companies

Power Corporation of Canada
100.0% - 152245 Canada Inc.
100.0% - Power Tek, LLC
100% - 3540529 Canada Inc.
100.0% - Gelprim Inc.
100.0% - 3121011 Canada Inc.
100.0% - 171263 Canada Inc.
100.0% - Victoria Square Ventures Inc.
   26.8% - Bellus Health Inc.
100.0% - Power Communications Inc.
100.0% - Brazeau River Resources Investments Inc.
100.0% - Communications BP S.A.R.L
100.0% - PCC Industrial (1993) Corporation
100.0% - Power Corporation International
100.0% - 3249531 Canada Inc.
100% - Sagard Capital Partners GP, Inc.
100.0% - Sagard Capital Partners, L.P.
100.0% - Power Corporation of Canada Inc.
100.0% - Square Victoria Real Estate Inc.
100.0% - PL S.A.
100.0% - 4190297 Canada Inc.
100% Sagard Capital Partners Management Corp.
100.0% - Sodesm International Limited
100.0% - Sodesm Property Limited
  78.5% - Sagard S.A.S.
100.0% - Marquette Communications (1997) Corporation
    4.9% - Mitel
100.0% - 4507037 Canada Inc.
100.0% - 4524781 Canada Inc.
100.0% - 4524799 Canada Inc.
100.0% - 4524802 Canada Inc.

I.           Other PFC Companies

Power Financial Corporation
100.0% - 4400003 Canada Inc.
100.0% - 3411893 Canada Inc.
100.0% - 3439453 Canada Inc.
100.0% - 4400020 Canada Inc.
100.0% - 4507045 Canada Inc.
100.0% - 4507088 Canada Inc.
100.0% Power Financial Capital Corporation

Item 27.	Number of Owners

As of March 31, 2010, there were 165 Owners. 122 of the Owners are qualified, while the other 43 Owners are non-qualified.

Item 28.	Indemnification

Provisions exist under the Colorado Business Corporation Act and the Bylaws of Great-West whereby Great-West may indemnify a director, officer, or controlling person of Great-West against liabilities arising under the Securities Act of 1933.  The following excerpts contain the substance of these provisions:

Colorado Business Corporation Act

Article 109 - INDEMNIFICATION

Section 7-109-101. Definitions.

As used in this Article:

(1)           "Corporation" includes any domestic or foreign entity that is a predecessor of the corporation by reason of a merger, or other transaction in which the predecessor's existence ceased upon consummation of the transaction.

(2)           "Director" means an individual who is or was a director of a corporation or an individual who, while a director of a corporation, is or was serving at the corporation's request as a director, an officer, an agent, an associate, an employee, a fiduciary, a manager, a member, a partner, a promoter, or a trustee of or to hold a similar position with, another domestic or foreign entity or employee benefit plan.  A director is considered to be serving an employee benefit plan at the corporation's request if the director’s duties to the corporation also impose duties on, or otherwise involve services by, the director to the plan or to participants in or beneficiaries of the plan.  “Director” includes, unless the context requires otherwise, the estate or personal representative of a director.

(3) "Expenses" includes counsel fees.

(4)           "Liability" means the obligation incurred with respect to a proceeding to pay a judgment, settlement, penalty, fine, including an excise tax assessed with respect to an employee benefit plan, or reasonable expenses.

(5) "Official capacity" means, when used with respect to a director, the office of director in the corporation and, when used with respect to a person other than a director as contemplated in Section 7-109-107, the office in a corporation held by the officer or the employment, fiduciary, or agency relationship undertaken by the employee, fiduciary, or agent on behalf of the corporation.  "Official capacity" does not include service for any other domestic or foreign corporation or other person or employee benefit plan.

(6) "Party" includes a person who was, is, or is threatened to be made a named defendant or respondent in a proceeding.

(7) "Proceeding" means any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative and whether formal or informal.

Section 7-109-102. Authority to indemnify directors.

(1)           Except as provided in subsection (4) of this section, a corporation may indemnify a person made a party to the proceeding because the person is or was a director against liability incurred in the proceeding if:

(a) The person conducted himself or herself in good faith; and

(b) The person reasonably believed:

(I) In the case of conduct in an official capacity with the corporation, that his or her conduct was in the corporation's best interests; and

(II) In all other cases, that his or her conduct was at least not opposed to the corporation's best interests; and

(c) In the case of any criminal proceeding, the person had no reasonable cause to believe his or her conduct was unlawful.

(2)           A director's conduct with respect to an employee benefit plan for a purpose the director reasonably believed to be in the interests of the participants in or beneficiaries of the plan is conduct that satisfies the requirements of subparagraph (II) of paragraph (b) of subsection (1) of this section.  A director's conduct with respect to an employee benefit plan for a purpose that the director did not reasonably believe to be in the interests of the participants in or beneficiaries of the plan shall be deemed not to satisfy the requirements of subparagraph (a) of subsection (1) of this section.

(3)           The termination of any proceeding by judgment, order, settlement, or conviction, or upon a plea of nolo contendere or its equivalent, is not, of itself, determinative that the director did not meet the standard of conduct described in this section.

(4) A corporation may not indemnify a director under this section:

(a) In connection with a proceeding by or in the right of the corporation in which the director was adjudged liable to the corporation; or

(b)           In connection with any proceeding charging that the director derived an improper personal benefit, whether or not involving action in an official capacity, in which proceeding the director was adjudged liable on the basis that he or she derived an improper personal benefit.

(5) Indemnification permitted under this section in connection with a proceeding by or in the right of a corporation is limited to reasonable expenses incurred in connection with the proceeding.

Section 7-109-103. Mandatory Indemnification of Directors.

Unless limited by the articles of incorporation, a corporation shall indemnify a person who was wholly successful, on the merits or otherwise, in defense of any proceeding to which the person was a party because the person is or was a director, against reasonable expenses incurred by him or her in connection with the proceeding.

Section 7-109-104. Advance of Expenses to Directors.

(1) A corporation may pay for or reimburse the reasonable expenses incurred by a director who is a party to a proceeding in advance of the final disposition of the proceeding if:

(a) The director furnishes the corporation a written affirmation of the director’s good-faith belief that he or she has met the standard of conduct described in Section 7-109-102;

(b)           The director furnishes the corporation a written undertaking, executed personally or on the director's behalf, to repay the advance if it is ultimately determined that he or she did not meet such standard of conduct; and

(c) A determination is made that the facts then know to those making the determination would not preclude indemnification under this article.

(2)           The undertaking required by paragraph (b) of subsection (1) of this section shall be an unlimited general obligation of the director, but need not be secured and may be accepted without reference to financial ability to make repayment.

(3) Determinations and authorizations of payments under this section shall be made in the manner specified in Section 7-109-106.

Section 7-109-105. Court-Ordered Indemnification of Directors.

(1)           Unless otherwise provided in the articles of incorporation, a director who is or was a party to a proceeding may apply for indemnification to the court conducting the proceeding or to another court of competent jurisdiction.  On receipt of an application, the court, after giving any notice the court considers necessary, may order indemnification in the following manner

(a)           If it determines the director is entitled to mandatory indemnification under section 7-109-103, the court shall order indemnification, in which case the court shall also order the corporation to pay the director's reasonable expenses incurred to obtain court-ordered indemnification.

(b)           If it determines that the director is fairly and reasonably entitled to indemnification in view of all the relevant circumstances, whether or not the director met the standard of conduct set forth in section 7-109-102 (1) or was adjudged liable in the circumstances described in Section 7-109-102 (4), the court may order such indemnification as the court deems proper; except that the indemnification with respect to any proceeding in which liability shall have been adjudged in the circumstances described Section 7-109-102 (4) is limited to reasonable expenses incurred in connection with the proceeding and reasonable expenses incurred to obtain court-ordered indemnification.

Section 7-109-106. Determination and Authorization of Indemnification of Directors.

(1)           A corporation may not indemnify a director under Section 7-109-102 unless authorized in the specific case after a determination has been made that indemnification of the director is permissible in the circumstances because he has met the standard of conduct  set forth in Section 7-109-102.  A corporation shall not advance expenses to a director under Section 7-109-104 unless authorized in the specific case after the written affirmation and undertaking required by Section 7-109-104(1)(a) and (1)(b) are received and the determination required by Section 7-109-104(1)(c) has been made.

(2) The determinations required by subsection (1) of this section shall be made:

(a)           By the board of directors by a majority vote of those present at a meeting at which a quorum is present, and only those directors not parties to the proceeding shall be counted in satisfying the quorum; or

(b)           If a quorum cannot be obtained, by a majority vote of a committee of the board of directors designated by the board of directors, which committee shall consist of two or more directors not parties to the proceeding; except that directors who are parties to the proceeding may participate in the designation of directors for the committee.

(3)           If a quorum cannot be obtained as contemplated in paragraph (a) of subsection (2) of this section, and the committee cannot be established under paragraph (b) of subsection (2) of this section, or even if a quorum is obtained or a committee designated, if a majority of the directors constituting such quorum or such committee so directs, the determination required to be made by subsection (1) of this section shall be made:

(a)           By independent legal counsel selected by a vote of the board of directors or the committee in the manner specified in paragraph (a) or (b) of subsection (2) of this section or, if a quorum of the full board cannot be obtained and a committee cannot be established, by independent legal counsel selected by a majority vote of the full board of directors; or

(b) By the shareholders.

(4)           Authorization of indemnification and advance of expenses shall be made in the same manner as the determination that indemnification or advance of expenses is permissible; except that, if the determination that indemnification or advance of expenses is permissible is made by independent legal counsel, authorization of indemnification and advance of expenses shall be made by the body that selected such counsel.

Section 7-109-107. Indemnification of Officers, Employees, Fiduciaries, and Agents.

(1) Unless otherwise provided in the articles of incorporation:

(a)           An officer is entitled to mandatory indemnification under section 7-109-103, and is entitled to apply for court-ordered indemnification under section 7-109-105, in each case to the same extent as a director;

(b) A corporation may indemnify and advance expenses to an officer, employee, fiduciary, or agent of the corporation to the same extent as a director; and

(c)           A corporation may indemnify and advance expenses to an officer, employee, fiduciary, or agent who is not a director to a greater extent, if not inconsistent with public policy, and if provided for by its bylaws, general or specific action of its board of directors or shareholders, or contract.

Section 7-109-108. Insurance.

A corporation may purchase and maintain insurance on behalf of a person who is or was a director, officer, employee, fiduciary, or agent of the corporation or who, while a director, officer, employee, fiduciary, or agent of the corporation, is or was serving at the request of the corporation as a director, officer, partner, trustee, employee, fiduciary, or agent of any other domestic or entity or of an employee benefit plan against liability asserted against or incurred by the person in that capacity or arising from the person’s status as a director, officer, employee, fiduciary, or agent whether or not the corporation would have the power to indemnify the person against such liability under the Section 7-109-102, 7-109-103 or 7-109-107.  Any such insurance may be procured from any insurance company designated by the board of directors, whether such insurance company is formed under the law of this state or any other jurisdiction of the United States or elsewhere, including any insurance company in which the corporation has an equity or any other interest through stock ownership or otherwise.

Section 7-109-109. Limitation of Indemnification of Directors.

(1)           A provision concerning a corporation's indemnification of, or advance of expenses to, directors that is contained in its articles of incorporation or bylaws, in a resolution of its shareholders or board of directors, or in a contract, except for an insurance policy or otherwise, is valid only to the extent the provision is not inconsistent with Sections 7-109-101 to 7-109-108.  If the articles of incorporation limit indemnification or advance of expenses, indemnification or advance of expenses are valid only to the extent not inconsistent with the articles of incorporation.

(2)           Sections 7-109-101 to 7-109-108 do not limit a corporation's power to pay or reimburse expenses incurred by a director in connection with an appearance as a witness in a proceeding at a time when he or she has not been made a named defendant or respondent in the proceeding.

Section 7-109-110. Notice to Shareholders of Indemnification of Director.

If a corporation indemnifies or advances expenses to a director under this article in connection with a proceeding by or in the right of the corporation, the corporation shall give written notice of the indemnification or advance to the shareholders with or before the notice of the next shareholders' meeting.  If the next shareholder action is taken without a meeting at the instigation of the board of directors, such notice shall be given to the shareholders at or before the time the first shareholder signs a writing consenting to such action.

Item 29.                Principal Underwriter

(a)
GWFS Equities, Inc. (“GWFS”) is the distributor of the securities of the Registrant.  GWFS also services as distributor or principal underwriter for Maxim Series Fund, Inc., an open-end management investment company, Maxim Series Account of Great-West Life & Annuity Insurance Company (“Great-West”), Variable Annuity-1 Series Account of Great-West, COLI VUL-2 Series Account of Great-West and COLI VUL-4 Series Account of Great-West, Varifund Variable Annuity Account of Great-West, Trillium Variable Annuity Account of Great-West, Prestige Variable Life Account of Great-West, Variable Annuity-1 Series Account of First Great-West Life and Annuity Company (“First Great-West), COLI VUL-2 Series Account of First Great-West and COLI VUL-4 Series Account of First Great-West.

(b)	Directors and Officers of GWFS

Name	Principal Business Address	Positions & offices with Underwriter
C. P. Nelson	(1)	Chairman, President and Chief Executive Officer
G. E. Seller	18111 Von Karman Street. Suite 560 Irvine, CA 92612	Director and Senior Vice President
R.K. Shaw	(1)	Director
G.R. McDonald	(1)	Director
W.S. Harmon	(1)	Director and Vice President
C.H. Cumming	(1)	Vice President
M.R. Edwards	(1)	Vice President
J.C. Luttges	(1)	Vice President
R. Meyer	(1)	Vice President, Taxation
K. A. Morris	500 North Central, Suite 220 Glendale, CA 91203	Vice President
G.R. Derback	(1)	Treasurer
B.A. Byrne	(1)	Secretary and Chief Compliance Officer
T.L. Luiz	(1)	Compliance Officer
M.C. Maiers	(1)	Investments Compliance Officer

(1) 8515 E. Orchard Road, Greenwood Village, Colorado 80111

(c) Commissions and other compensation received by Principal Underwriter during Registrant's last fiscal year:

Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemption	Brokerage Commissions	Compensation

GWFS	-0-	-0-	-0	-0-

Item 30.	Location of Accounts and Records

All accounts, books, or other documents required to be maintained by Section 31(a) of the 1940 Act and the rules promulgated thereunder are maintained by the Registrant through Great-West, 8515 E. Orchard Road, Greenwood Village, Colorado 80111.

Item 31.	Management Services

Not Applicable.

Item 32.                          Undertakings

(a)
Registrant undertakes to file a post-effective amendment to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

(b)
Registrant undertakes to include either (1) as part of any application to purchase a contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.

(c)	Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this form promptly upon written or oral request.

(d)
Great-West represents that the fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Great-West.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this amended Registration Statement under Securities Act Rule 485(b) and has duly caused this amended Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Greenwood Village, and State of Colorado, on the ___ day of April 2010.

MAXIM SERIES ACCOUNT of
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
(Registrant)

By:	/s/ M.T.G. Graye
M.T.G. Graye
President and Chief Executive Officer of Great-West Life & Annuity Insurance Company

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY (Depositor)

By:	/s/ M.T.G. Graye
M.T.G. Graye
President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this amended Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

Signature and Title	Date

/s/ R. L. McFeetors	April 23, 2010
R. L. McFeetors*
Director, Chairman of the Board

/s/ M.T.G. Graye	April 23, 2010
M.T.G. Graye
Director, President and Chief Executive Officer

/s/ J L. McCallen	April 23, 2010
J L. McCallen
Senior Vice President and Chief Financial Officer

/s/ J. Balog	April 23, 2010
J. Balog* Director

/s/ J.L. Bernbach	April 23, 2010
J.L. Bernbach* Director

	/s/ A. Desmarais	April 23, 2010
A. Desmarais Director

	/s/ P. Desmarais, Jr.	April 23, 2010
P. Desmarais, Jr.Director

	/s/ A. Louvel	April 23, 2010
A. Louvel Director

	/s/ J.E.A. Nickerson	April 23, 2010
J.E.A. Nickerson Director

	/s/ R. J. Orr	April 23, 2010
R. J. Orr Director

	/s/ M. Plessis-Bélair	April 23, 2010
M. Plessis-Bélair Director

	/s/ H.P. Rousseau	April 23, 2010
H.P. Rousseau Director

	/s/ R. Royer	April 23, 2010
R. Royer Director

	/s/ P. K. Ryan	April 23, 2010
P. K. Ryan Director

	/s/ T. T. Ryan	April 23, 2010
T. T. Ryan Director

	/s/ B. E. Walsh	April 23, 2010
B. E. Walsh Director

*By:	/s/ R.G. Schultz	April 23, 2010
R.G. Schultz
Attorney-in-Fact pursuant to Power of Attorney